     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 28, 1997


                                                       REGISTRATION NOS. 2-96030
                                                                        811-4746
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]
      POST-EFFECTIVE AMENDMENT NO. 18                            [X]
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF       [X]
1940
      AMENDMENT NO. 22                                           [X]


                  VAN KAMPEN AMERICAN CAPITAL TAX-EXEMPT TRUST

        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)


                 ONE PARKVIEW PLAZA, OAKBROOK TERRACE, IL 60181
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)(ZIP CODE)

                                 (630) 684-6000


              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



                             RONALD A. NYBERG, ESQ.

            EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                       VAN KAMPEN AMERICAN CAPITAL, INC.
                               ONE PARKVIEW PLAZA
                        OAKBROOK TERRACE, ILLINOIS 60181
                    (NAME AND ADDRESS OF AGENT FOR SERVICES)

                             ---------------------


                                    Copy to:


                             WAYNE W. WHALEN, ESQ.


                              THOMAS A. HALE, ESQ.


                SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)

                             333 WEST WACKER DRIVE
                            CHICAGO, ILLINOIS 60606
                                 (312) 407-0700

Approximate Date of Proposed Public Offering: As soon as practicable following effectiveness of this Registration Statement.


It is proposed that this filing will become effective:


     [X]  immediately upon filing pursuant to paragraph (b)


     [ ]  on (date) pursuant to paragraph (b)

     [ ]  60 days after filing pursuant to paragraph (a)(i)
     [ ]  on (date) pursuant to paragraph (a)(i)
     [ ]  75 days after filing pursuant to paragraph (a)(ii)
     [ ]  on (date) pursuant to paragraph (a)(ii) of Rule 485.

If appropriate, check the following box:
     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                       DECLARATION PURSUANT TO RULE 24F-2


REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF SHARES UNDER THE SECURITIES ACT OF 1933 PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940 AND INTENDS TO FILE WITH THE SECURITIES AND EXCHANGE COMMISSION A FORM 24F-2 FOR ITS FISCAL YEAR ENDING NOVEMBER 30, 1997 ON OR ABOUT FEBRUARY 28, 1998.

================================================================================

             VAN KAMPEN AMERICAN CAPITAL HIGH YIELD MUNICIPAL FUND

                             CROSS REFERENCE SHEET


                 FORM N-1A ITEM                                     CAPTION
                 --------------                                     -------
                     PART A                                 LOCATION IN PROSPECTUS
                     ------                                 ----------------------
 1.  Cover Page.................................  Cover Page
 2.  Synopsis...................................  Prospectus Summary; Shareholder Transaction
                                                    Expenses; Annual Fund Operating Expenses
                                                    and Example
 3.  Condensed Financial Information............  Financial Highlights
 4.  General Description of Registrant..........  The Fund; Investment Objective and
                                                  Policies; Municipal Securities; Investment
                                                    Practices; Description of Shares of the
                                                    Fund
 5.  Management of the Fund.....................  Annual Fund Operating Expenses and Example;
                                                    The Fund; Investment Practices;
                                                    Investment Advisory Services; Inside Back
                                                    Cover
 6.  Capital Stock and Other Securities.........  The Fund; Alternative Sales Arrangements;
                                                    Shareholder Services; Distribution and
                                                    Service Plans; Redemption of Shares;
                                                    Distributions from the Fund; Tax Status;
                                                    Description of Shares of the Fund;
                                                    Additional Information; Inside Back Cover
 7.  Purchase of Securities Being Offered.......  Alternative Sales Arrangements; Purchase of
                                                    Shares; Shareholder Services;
                                                    Distribution and Service Plans
 8.  Redemption or Repurchase...................  Shareholder Services; Redemption of Shares
 9.  Pending Legal Proceedings..................  Inapplicable



                     PART B                           STATEMENT OF ADDITIONAL INFORMATION
                     ------                           -----------------------------------
10.  Cover Page.................................  Cover Page
11.  Table of Contents..........................  Table of Contents
12.  General Information and History............  General Information
13.  Investment Objectives and Policies.........  Municipal Securities; Temporary
                                                  Investments; Repurchase Agreements; Future
                                                    Contracts and Related Options; Investment
                                                    Restrictions
14.  Management of the Fund.....................  General Information; Investment Advisory
                                                    Agreement
15.  Control Persons and Principal Holders of
       Securities...............................  General Information; Trustees and Officers;
                                                    Investment Advisory Agreement
16.  Investment Advisory and Other Services.....  Investment Advisory Agreement; Distributor;
                                                    Distribution and Service Plans; Transfer
                                                    Agent; Portfolio Transactions and
                                                    Brokerage; Other Information
17.  Brokerage Allocation and Other Practices...  Portfolio Transactions and Brokerage
18.  Capital Stock and Other Securities.........  Purchase and Redemption of Shares
19.  Purchase, Redemption and Pricing of
       Securities Being Offered.................  Determination of Net Asset Value; Purchase
                                                  and Redemption of Shares; Exchange
                                                    Privilege
20.  Tax Status.................................  Tax Status of the Fund
21.  Underwriters...............................  Distributor
22.  Calculation of Performance Data............  Fund Performance
23.  Financial Statements.......................  Report of Independent Accountants;
                                                  Financial Statements; Notes to Financial
                                                    Statements


PART C

     Information required to be included in Part C is set forth under the appropriate item in Part C of this registration statement.

--------------------------------------------------------------------------------
                          VAN KAMPEN AMERICAN CAPITAL
                           HIGH YIELD MUNICIPAL FUND
--------------------------------------------------------------------------------


    Van Kampen American Capital High Yield Municipal Fund (the "Fund") is a diversified series of the Van Kampen American Capital Tax-Exempt Trust (the "Trust"), an open-end management investment company. The Fund's investment objective is to seek to provide investors as high a level of interest income exempt from federal income tax as is consistent with the investment policies of the Fund. The Fund seeks to achieve its investment objective by investing principally in medium to lower rated tax-exempt debt securities. LOWER RATED SECURITIES ARE REGARDED BY THE RATING AGENCIES AS PREDOMINANTLY SPECULATIVE WITH RESPECT TO THE ISSUER'S CONTINUING ABILITY TO MEET PRINCIPAL AND INTEREST PAYMENTS. The Fund is designed for investors willing to assume additional risk in return for above average income. Investors should assess carefully the risks associated with an investment in the Fund. There is no assurance that the Fund will achieve its investment objective.

    The Fund's investment adviser is Van Kampen American Capital Asset Management, Inc. This Prospectus sets forth certain information that a prospective investor should know before investing in the Fund. Please read it carefully and retain it for future reference. The address of the Fund is One Parkview Plaza, Oakbrook Terrace, Illinois 60181, and its telephone number is
(800) 421-5666.
                          ---------------------------


    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                          ---------------------------

    SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

    A Statement of Additional Information, dated March 28, 1997, containing additional information about the Fund is hereby incorporated by reference in its entirety into this Prospectus. A copy of the Statement of Additional Information may be obtained without charge by calling (800) 421-5666 or for Telecommunications Device For the Deaf at (800) 772-8889. The Statement of Additional Information has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related Fund materials at the SEC's internet web site (http.//www.sec.gov).

                               ------------------

                         VAN KAMPEN AMERICAN CAPITAL SM
                               ------------------


                    THIS PROSPECTUS IS DATED MARCH 28, 1997.

------------------------------------------------------------------------------
                               TABLE OF CONTENTS
------------------------------------------------------------------------------


                                                                PAGE
                                                                ----
Prospectus Summary..........................................      3
Shareholder Transaction Expenses............................      6
Annual Fund Operating Expenses and Example..................      7
Financial Highlights........................................      9
The Fund....................................................     11
Investment Objective and Policies...........................     11
Municipal Securities........................................     16
Investment Practices........................................     17
Investment Advisory Services................................     23
Alternative Sales Arrangements..............................     25
Purchase of Shares..........................................     28
Shareholder Services........................................     37
Redemption of Shares........................................     41
Distribution and Service Plans..............................     44
Distributions from the Fund.................................     46
Tax Status..................................................     47
Fund Performance............................................     52
Description of Shares of the Fund...........................     55
Additional Information......................................     56


  NO DEALER, SALESPERSON OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE ADVISER OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE FUND OR BY THE DISTRIBUTOR TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUND TO MAKE SUCH AN OFFER IN SUCH JURISDICTION.

------------------------------------------------------------------------------
                               PROSPECTUS SUMMARY
------------------------------------------------------------------------------

THE FUND. Van Kampen American Capital High Yield Municipal Fund (the "Fund") is a diversified series of Van Kampen American Capital Tax-Exempt Trust, an open-end management investment company organized as a Delaware business trust.

MINIMUM PURCHASE. $500 minimum initial investment for each class of shares and $25 minimum for each subsequent investment for each class of shares (or less as described under "Purchase of Shares").


INVESTMENT OBJECTIVE. The investment objective of the Fund is to seek to provide as high a level of interest income exempt from federal income tax as is consistent with the investment policies of the Fund. There is, however, no assurance that the Fund will be successful in achieving its investment objective. See "Investment Objective and Policies."


INVESTMENT POLICY. Under normal market conditions, the Fund invests at least 80% of its net assets in obligations issued by states, territories or possessions of the United States and the District of Columbia and their political subdivisions, the interest from which is exempt from federal income tax ("Municipal Securities"). The Fund may acquire stand-by commitments. See "Investment Practices -- Stand-By Commitments." The Fund may seek to hedge investments through transactions in futures contracts and related options. Any net gains from futures and options transactions are subject to federal income tax. See "Investment Practices -- Futures Contracts and Related Options."

  The Fund invests principally in medium to lower rated Municipal Securities. See "Risk Factors" below.


INVESTMENT RESULTS. The investment results of the Fund are shown in the table of "Financial Highlights."



ALTERNATIVE SALES ARRANGEMENTS. The Fund offers three classes of shares to the public, each with its own sales charge structure: Class A shares, Class B shares and Class C shares. Each class has distinct advantages and disadvantages for different investors, and investors may choose the class of shares that best suits their circumstances and objectives. Each class of shares represents an interest in the same portfolio of investments of the Fund. For information on redeeming shares see "Redemption of Shares."



  Investment opportunities for lower rated securities may be more limited than those in other sectors of the market. In order to facilitate the management of the Fund's portfolio, the Fund may from time to time suspend the continuous offering of its shares to investors. As market conditions permit, the Fund may reopen sales of the Fund's shares to investors. Any such limited offerings of the Fund may commence and terminate without any prior notice.



  Class A Shares. Class A shares are offered at net asset value per share plus a maximum initial sales charge of 4.75% of the offering price (4.99% of the net amount invested), reduced on investments of $100,000 or more. Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a contingent deferred sales charge ("CDSC") of 1.00% may be imposed on redemptions made within one year of purchase. Class A shares are subject to an annual service fee of up to 0.25% of its average daily net assets attributable to such class of shares. See "Purchase of Shares -- Class A Shares" and "Distribution and Service Plans."



  Class B Shares. Class B shares are offered at net asset value per share and are subject to a maximum CDSC of 4.00% on redemptions made within the first or second year after purchase and declining thereafter to 0.00% after the fifth year. See "Redemption of Shares." Class B shares are subject to a combined annual distribution fee and service fee of up to 1.00% of the Fund's average daily net assets attributable to such class of shares. See "Purchase of Shares -- Class B Shares" and "Distribution and Service Plans." Class B shares convert automatically to Class A shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. See "Alternative Sales Arrangements -- Conversion Feature."



  Class C Shares. Class C shares are offered at net asset value per share and are subject to a CDSC of 1.00% on redemptions made within one year of purchase. See "Redemption of Shares." Class C shares are subject to a combined annual distribution fee and service fee of up to 1.00% of the Fund's average daily net assets attributable to such class of shares. See "Purchase of Shares -- Class C Shares" and "Distribution and Service Plans."


INVESTMENT ADVISER. Van Kampen American Capital Asset Management, Inc. (the "Adviser") is the Fund's investment adviser. Van Kampen American Capital Advisors, Inc. (the "Subadviser") provides advisory services to the Adviser. The Adviser and the Subadviser are sometimes referred to as the "Advisers."


DISTRIBUTOR. Van Kampen American Capital Distributors, Inc. (the "Distributor") distributes the Fund's shares.



RISK FACTORS. Generally, Municipal Securities with longer maturities tend to produce higher yields and are subject to greater market fluctuations as a result of changes in interest rates ("market risk") than are Municipal Securities with shorter maturities and lower yields. Lower rated Municipal Securities generally provide a higher yield than higher rated Municipal Securities of similar maturity but are subject to greater market risk and are also subject to a greater degree of risk with respect to the ability of the issuer to meet its principal and interest obligations ("financial risk"). Use of futures, options on futures, and other instruments involves certain risks. See "Investment Practices -- Repurchase Agreements, Stand-By Commitments, and Futures Contracts and Related Options." The Fund may experience high portfolio turnover which involves higher transaction costs and may result in short-term gains taxable as ordinary income. See "Investment Practices -- Portfolio Turnover."

  The lower rated Municipal Securities in which the Fund invests are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Because investment in lower rated Municipal Securities (commonly referred to as junk bonds) involves greater investment risk, achievement of the Fund's investment objectives may be more dependent on the Advisers' credit analysis than would be the case if the Fund were investing in higher rated Municipal Securities. Lower rated Municipal Securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade Municipal Securities and thus be subject to higher risk. A projection of an economic downturn, for example, could cause a decline in lower rated Municipal Securities prices because the advent of a recession could lessen the ability of the issuer to make principal and interest payments on its debt securities. In addition, the secondary trading market for lower rated Municipal Securities may be less liquid than the market for higher grade Municipal Securities. The market prices of all Municipal Securities generally fluctuate with changes in interest rates so that the Fund's net asset value can be expected to decrease as long-term rates rise and to increase as long-term interest rates fall.


DISTRIBUTIONS FROM THE FUND. Dividends from net investment income are declared daily and distributed monthly. Any short-term or long-term capital gains are distributed at least annually. All dividends and distributions are automatically reinvested in shares of the Fund at net asset value (without sales charge), unless payment in cash is requested. See "Distributions from the Fund."



  The foregoing is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus.

------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
------------------------------------------------------------------------------

                                   CLASS A         CLASS B        CLASS C
                                   SHARES          SHARES          SHARES
                                   -------         -------        -------
Maximum sales charge imposed on
  purchases (as a percentage of
  offering price)...............    4.75%(1)        None            None
Maximum sales charge imposed on
  reinvested dividends (as a
  percentage of offering
  price)........................     None           None            None
Deferred sales charge (as a
  percentage of the lesser of
  the original purchase price or                                    Year
  redemption proceeds)..........     None(2)    Year 1--4.00%     1--1.00%
                                                Year 2--4.00%   After--None
                                                Year 3--3.00%
                                                Year 4--2.50%
                                                Year 5--1.50%
                                                 After--None
Redemption fees (as a percentage
  of amount redeemed)...........     None           None            None
Exchange fee....................     None           None            None

------------------------------------------------------------------------------
(1) Reduced for purchases of $100,000 and over. See "Purchase of Shares -- Class A Shares."


(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a CDSC of 1.00% may be imposed on redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."

------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES AND EXAMPLE
------------------------------------------------------------------------------


                                    CLASS A     CLASS B     CLASS C
                                    SHARES      SHARES      SHARES
                                    -------     -------     -------
Management Fees (as a percentage
  of average daily net assets)...    0.55%       0.55%       0.55%
12b-1 Fees (as a percentage of
  average daily net assets)(1)...    0.25%       1.00%(2)    1.00%(2)
Other Expenses (as a percentage
  of average daily net assets)...    0.21%       0.22%       0.22%
Total Fund Operating Expenses (as
  a percentage of average daily
  net assets)....................    1.01%       1.77%       1.77%


------------------------------------------------------------------------------

(1) Class A shares are subject to an annual service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B shares and Class C shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Distribution and Service Plans."



(2) Individual long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted as a Fund-level expense by NASD Rules.

                                            ONE      THREE     FIVE       TEN
                                           YEAR      YEARS     YEARS     YEARS
EXAMPLE:                                   ----      -----     -----     -----
You would pay the following expenses on
  a $1,000 investment assuming (i) an
  operating expense ratio of 1.01% for
  Class A shares, 1.77% for Class B
  shares and 1.77% for Class C shares,
  (ii) a 5.00% annual return and (iii)
  redemption at the end of each time
  period:
    Class A.............................    $57       $78      $101      $165
    Class B.............................    $58       $86      $111      $188*
    Class C.............................    $28       $56      $ 96      $208
You would pay the following expenses on
  the same $1,000 investment assuming no
  redemption at the end of each time
  period:
    Class A.............................    $57       $78      $101      $165
    Class B.............................    $18       $56      $ 96      $188*
    Class C.............................    $18       $56      $ 96      $208


------------------------------------------------------------------------------


* Based on conversion to Class A shares after eight years.



  The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The "Example" reflects expenses based on the "Annual Fund Operating Expenses" table as shown above carried out to future years and is included to provide a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required by the SEC to utilize a 5.00% annual return assumption. Class B shares acquired through the exchange privilege are subject to the deferred sales charge schedule relating to the Class B shares of the fund from which the purchase of Class B shares was originally made. Accordingly, future expenses as projected could be higher than those determined in the above table if the investor's Class B shares were exchanged from a fund with a higher CDSC. THE INFORMATION CONTAINED IN THE ABOVE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. For a more complete description of such costs and expenses, see "Purchase of Shares," "Investment Advisory Services," "Redemption of Shares" and "Distribution and Service Plans."

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS   (Selected data for a share of beneficial interest
outstanding throughout each of the periods indicated)
--------------------------------------------------------------------------------


  The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. The most recent annual report (which contains financial highlights for the last five years) is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the cover page of this Prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.


                                                                   CLASS A
                                     -------------------------------------------------------------------
                                                           YEAR ENDED NOVEMBER 30
                                     -------------------------------------------------------------------
                                      1996       1995      1994      1993      1992      1991      1990
                                     -------    ------    ------    ------    ------    ------    ------
Net asset value, beginning of the
 period............................   $11.18    $10.44    $11.19    $10.95    $10.78    $10.72    $10.91
                                     -------    ------    ------    ------    ------    ------    ------
 Net investment income.............     .735       .74       .76     .8132      .815       .77       .90
 Net realized and unrealized
   gain/loss on securities.........    (.041)    .7475     (.744)    .2303      .195       .13      (.23)
                                     -------    ------    ------    ------    ------    ------    ------
Total from investment operations...     .694    1.4875      .016    1.0435      1.01       .90       .67
LESS DISTRIBUTIONS FROM NET
 INVESTMENT INCOME.................     .735     .7475      .766     .8035       .84       .84       .86
                                     -------    ------    ------    ------    ------    ------    ------
Net asset value, end of the
 period............................  $11.139    $11.18    $10.44    $11.19    $10.95    $10.78    $10.72
                                     =======    ======    ======    ======    ======    ======    ======
TOTAL RETURN*(A)...................    6.47%    14.65%      .10%     9.65%     9.77%     8.73%     6.43%
Net assets at end of the period (in
 millions).........................   $621.0    $516.3    $411.1    $408.0    $309.5    $225.3    $222.3
Ratio of expenses to average net
 assets*...........................    1.01%      .98%     1.02%     1.03%     1.07%     1.06%      .97%
Ratio of net investment income to
 average net assets*...............    6.64%     6.81%     6.98%     7.13%     7.45%     7.20%     8.34%
Portfolio turnover.................      23%       26%       33%       27%       24%       20%       29%
* If certain expenses had not been assumed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of expenses to average net
 assets............................    1.01%      .98%     1.02%     1.03%     1.07%     1.06%     1.06%
Ratio of net investment income to
 average net assets................    6.64%     6.81%     6.98%     7.13%     7.45%     7.20%     8.27%

                                               CLASS A
                                     ---------------------------
                                       YEAR ENDED NOVEMBER 30
                                     ---------------------------
                                      1989      1988      1987
                                     ------    ------    -------
Net asset value, beginning of the
 period............................  $10.72    $10.85     $12.08
                                     ------    ------    -------
 Net investment income.............     .94       .96      .9851
 Net realized and unrealized
   gain/loss on securities.........   .1418     (.105)   (1.2751)
                                     ------    ------    -------
Total from investment operations...  1.0818      .855       (.29)
LESS DISTRIBUTIONS FROM NET
 INVESTMENT INCOME.................   .8918      .985        .94
                                     ------    ------    -------
Net asset value, end of the
 period............................  $10.91    $10.72     $10.85
                                     ======    ======    =======
TOTAL RETURN*(A)...................  10.39%     8.12%     (2.51%)
Net assets at end of the period (in
 millions).........................  $233.3    $206.3     $157.0
Ratio of expenses to average net
 assets*...........................    .85%      .85%       .78%
Ratio of net investment income to
 average net assets*...............   8.86%     8.84%      8.55%
Portfolio turnover.................     19%       36%       137%
* If certain expenses had not been
ratios would have been as follows:
Ratio of expenses to average net
 assets............................   1.04%     1.07%      1.05%
Ratio of net investment income to
 average net assets................   8.65%     8.62%      8.28%



(a) Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.



                                             (Table continued on following page)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                   CLASS B
                                                         ------------------------------------------------------------
                                                                                                     JULY 20, 1992
                                                                                                     (COMMENCEMENT
                                                                                                    OF DISTRIBUTION)
                                                                 YEAR ENDED NOVEMBER 30                    TO
                                                         --------------------------------------       NOVEMBER 30,
                                                          1996       1995      1994     1993(a)         1992(a)
                                                         -------    ------    ------    -------     ----------------
Net asset value, beginning of the period...............   $11.18    $10.43    $11.18    $10.96           $11.08
                                                         -------    ------    ------     ------           -----
 Net investment income.................................     .653       .66       .68     .6919              .27
 Net realized and unrealized gain/loss on securities...    (.046)    .7535     (.748)    .2476           (.1122)
                                                         -------    ------    ------     ------           -----
Total from investment operations.......................     .607    1.4135     (.068)    .9395            .1578
LESS DISTRIBUTIONS FROM NET INVESTMENT INCOME..........     .651     .6635      .682     .7195            .2778
                                                         -------    ------    ------     ------           -----
Net asset value, end of the period.....................  $11.136    $11.18    $10.43    $11.18           $10.96
                                                         =======    ======    ======     ======           =====
TOTAL RETURN(b)........................................    5.67%    13.89%     (.76%)    8.84%            1.45%*
Net assets at end of the period (in millions)..........   $323.8    $233.9    $159.3    $104.8            $21.0
Ratio of expenses to average net assets(c).............    1.77%     1.73%     1.77%     1.77%            1.71%
Ratio of net investment income to average net
 assets(c).............................................    5.88%     6.03%     6.19%     6.15%            5.88%
Portfolio turnover.....................................      23%       26%       33%       27%              24%

                                                                         CLASS C
                                                         ---------------------------------------
                                                                                 DECEMBER 10,
                                                                                     1993
                                                            YEAR ENDED          (COMMENCEMENT
                                                           NOVEMBER 30,        OF DISTRIBUTION)
                                                         -----------------     TO NOVEMBER 30,
                                                          1996       1995          1994(a)
                                                         -------    ------     ----------------
Net asset value, beginning of the period...............   $11.17    $10.42          $11.29
                                                         -------    ------          ------
 Net investment income.................................     .652       .66             .63
 Net realized and unrealized gain/loss on securities...    (.045)    .7535          (.8363)
                                                         -------    ------          ------
Total from investment operations.......................     .607    1.4135          (.2063)
LESS DISTRIBUTIONS FROM NET INVESTMENT INCOME..........     .651     .6635           .6637
                                                         -------    ------          ------
Net asset value, end of the period.....................  $11.126    $11.17          $10.42
                                                         =======    ======          ======
TOTAL RETURN(b)........................................    5.68%    13.79%          (1.80%)*
Net assets at end of the period (in millions)..........    $50.0     $31.1          $15.3
Ratio of expenses to average net assets(c).............    1.77%     1.72%           1.75%
Ratio of net investment income to average net
 assets(c).............................................    5.86%     5.98%           6.07%
Portfolio turnover.....................................      23%       26%             33%


------------------------------


*Non-Annualized



(a) Based on average month-end shares outstanding.



(b) Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.



(c) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to the Adviser's reimbursement of expenses was less than 0.01%.

------------------------------------------------------------------------------
THE FUND
------------------------------------------------------------------------------

  The Fund is an open-end, diversified management investment company, commonly known as a mutual fund. A mutual fund provides, for those who have similar investment goals, a practical and convenient way to invest in a diversified portfolio of securities by combining their resources in an effort to achieve such goals. The Fund is a diversified series of the Trust.

  Van Kampen American Capital Asset Management, Inc. (the "Adviser") provides investment advisory and administrative services to the Fund. The Adviser and its affiliates also manage other mutual funds distributed by Van Kampen American Capital Distributors, Inc. (the "Distributor"). To obtain prospectuses and other information on any of these other funds, please call the telephone number on the cover page of the Prospectus.
------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND POLICIES
------------------------------------------------------------------------------


  The Fund's investment objective is to seek to provide as high a level of interest income exempt from federal income tax as is consistent with the investment policies of the Fund. There is, however, no assurance that the investment objective of the Fund will be achieved. The Fund seeks to achieve its investment objective by investing principally in medium or lower rated Municipal Securities.



  Among the various types of Municipal Securities are general obligation bonds, revenue or special obligation bonds, industrial development bonds, pollution control bonds, variable rate demand notes, and short-term tax-exempt municipal obligations such as tax anticipation notes. General obligations are backed by the taxing power of the issuing municipality. Revenue obligations are backed by the revenues of a project or facility -- tolls from a toll-bridge, for example. Industrial development revenue obligations are a specific type of revenue obligation backed by the credit and security of a private user. Variable rate demand notes are described under "Investment Practices -- Variable Rate Demand Notes."



  The Fund maintains at least 80% of its net assets invested in Municipal Securities except as a temporary defensive measure during periods of adverse market conditions. This is a fundamental policy and may not be changed without the approval by a vote of at least a majority of the outstanding voting shares of the Fund as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund generally does not invest in any securities except Municipal Securities and Temporary Investments as defined below. The Fund may seek to hedge against changes in interest rates through transactions in listed futures contracts related to U.S. Government securities or based upon the Bond Buyers Municipal Bond Index and options thereon. See "Investment
Practices -- Futures Contracts and Related Options."

  On a temporary basis, to provide cash reserves or pending investment in Municipal Securities, the Fund may invest up to 20% of its net assets in taxable securities of at least comparable quality to the Municipal Securities in which the Fund invests ("Temporary Investments"). The Fund also may invest temporarily a greater proportion of its assets in Temporary Investments for defensive purposes, when, in the judgment of the Adviser(s), market conditions warrant. Temporary Investments include but are not limited to securities issued or guaranteed by the United States Government, its agencies or instrumentalities; corporate bonds and debentures; certificates of deposit and bankers' acceptances of domestic banks with assets of $500 million or more and having deposits insured by the Federal Deposit Insurance Corporation; commercial paper; and repurchase agreements.



  The Fund may invest up to 10% of its net assets in illiquid securities which include Municipal Securities issued in limited placements under which the Fund represents that it is purchasing for investment purposes only, repurchase agreements maturing in more than seven days and other securities subject to legal or contractual restrictions on resale. Municipal Securities acquired in limited placements generally may be resold only in a privately negotiated transaction to one or more other institutional investors. Such limitation could result in the Fund's inability to realize a favorable price upon disposition, and in some cases might make disposition of such securities at the time desired by the Fund impossible. The 10% limitation applies at the time the purchase commitments are made. See also "Investment Practices -- Repurchase Agreements."



  Generally Municipal Securities with longer maturities tend to produce higher yields and are subject to greater market fluctuations as a result of changes in interest rates than Municipal Securities with shorter maturities and lower yields. In general, market prices of Municipal Securities vary inversely with interest rates. Lower rated Municipal Securities generally provide a higher yield than higher rated Municipal Securities of similar maturity but are subject to greater market and financial risk. The Funds may purchase short-term or long-term Municipal Securities (with remaining maturities of up to 30 years or more). There is no limitation on the average maturity of the Municipal Securities in the Fund, and such average maturity is likely to change from time to time based on the view of market conditions held by the Adviser(s). At November 30, 1996, the Fund's average maturity was 20 years.



  The Fund invests, under normal market conditions, at least 75% of its net assets in medium to lower rated high yielding Municipal Securities which are subject to high risk as described below. Municipal Securities ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") are described in the Statement of Additional Information. See also "Municipal Securities" herein. Because an investment in the Fund entails relatively greater risks, it may not be an appropriate investment for all investors.

  The investment policies of the Fund are not governed by specific rating categories. The Advisers generally seek medium and lower rated Municipal Securities (commonly referred to as junk bonds) for the Fund. Generally, the Fund invests at least 75% of its assets in Municipal Securities rated, at the time of purchase, in the following quality grades as determined by either Moody's (Baa or lower for bonds, and MIG 3 or VMIG 3 or lower for notes) or by S&P (BBB or lower for bonds and SP-2 or lower for notes), or non-rated Municipal Securities considered by the Advisers to be of comparable quality. Lower rated obligations generally are more speculative with respect to the capacity of the issuer to make interest and principal payments. For example, Municipal Securities rated BB by S&P or Ba by Moody's or lower are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Municipal Securities rated CC by S&P or Ca by Moody's are considered speculative in a high degree. The Fund does not purchase obligations which are in default or rated C (lowest grade by Moody's) or rated C or D by S&P or non-rated bonds, notes and other obligations considered by the Advisers to be of comparable quality, although the Fund may retain obligations assigned such ratings after a purchase is made. The Fund may also invest under normal market conditions up to 20% of its assets in Municipal Securities rated A, SP-1 or higher by S&P or A, MIG 2, VMIG 2 or higher by Moody's, and in tax-exempt commercial paper rated Prime-3 or higher by Moody's or A-3 or higher by S&P.

  While the Fund normally will invest at least 75% of its assets in medium and lower rated Municipal Securities, it may invest in higher rated issues, particularly when the difference in returns between quality classifications is very narrow or when the Advisers expect interest rates to increase. These investments may lessen the decline in net asset value but may also affect the amount of current income, since high rated yields are usually lower than medium rated yields.

  While the Fund may invest in both general obligations and revenue obligations, a substantial portion of the Fund generally is invested in revenue obligations, which may include public utility, housing, industrial development, pollution control, hospital and health care issues. The Fund's ability to achieve its objective depends to a great extent on the ability of these various issuers to meet their scheduled payments of principal and interest.

  The table below sets forth the percentages of the Fund's assets invested during the fiscal year ended November 30, 1996 in the various Moody's and S&P rating categories and in unrated securities determined by the Adviser to be of comparable quality. The percentages are based on the dollar-weighted average of credit ratings of all Municipal Securities held by the Fund during the 1996 fiscal year, computed on a monthly basis.



                                                              YEAR ENDED
                                                           NOVEMBER 30, 1996
                                              -------------------------------------------
                                                                    UNRATED SECURITIES OF
                                               RATED SECURITIES      COMPARABLE QUALITY
                  RATING                      AS A PERCENTAGE OF     AS A PERCENTAGE OF
                 CATEGORY                      PORTFOLIO VALUE         PORTFOLIO VALUE
                 --------                     ------------------    ---------------------
AAA/Aaa...................................           1.71%                   3.02%
AA/Aa.....................................           1.25%                   0.00%
A/A.......................................           1.32%                   1.28%
BBB/Baa...................................          12.92%                  26.54%
BB/Ba.....................................           7.82%                  34.91%
B/B.......................................           0.31%                   8.78%
CCC/Caa...................................           0.04%                   0.10%
CC/Ca.....................................           0.00%                   0.00%
C/C.......................................           0.00%                   0.00%
D.........................................           0.00%                   0.00%
                                                   ------                  ------
Percentage of Rated and Unrated
  Securities..............................          25.37%                  74.63%
                                                   ======                  ======



  The portfolio composition shown in the table above reflects the allocation of asset by the Fund during the period indicated. The percentage of the Fund's assets invested in securities of various grades may from time to time vary substantially from those set forth above.


  RISK FACTORS OF INVESTING IN LOWER RATED MUNICIPAL SECURITIES. The market for lower rated Municipal Securities is relatively new and its growth has paralleled a long economic expansion. Past experience may not, therefore, provide an accurate indication of future performance of this market, particularly during periods of economic recession. An economic downturn or increase in interest rates is likely to have a greater negative effect on this market, the value of lower rated Municipal Securities in the Fund, the Fund's net asset value and the ability of the bonds' issuers to repay principal and interest, meet projected business goals and obtain additional financing than on higher rated securities. These circumstances also may result in a higher incidence of defaults than with respect to higher rated securities. An investment in this Fund may be considered more speculative than investment in shares of a fund which invests primarily in higher rated Municipal Securities.

  Prices of lower rated Municipal Securities may be more sensitive to adverse economic changes or individual issuer developments than higher rated investments. Municipal Securities with longer maturities, which may have higher yields, may increase or decrease in value more than Municipal Securities with shorter maturities. Market prices of lower rated Municipal Securities structured as zero coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and may be more volatile than securities which pay interest periodically and in cash. When deemed appropriate and in the best interests of shareholders, the Fund may incur additional expenses to seek recovery on a Municipal Security on which the issuer has defaulted and to pursue litigation to protect its interests as a debtholder.

  Because the market for lower rated securities may be thinner and less active than for higher rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Nonrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make nonrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower rated Municipal Securities, especially in a thinly traded market. To the extent the Fund owns or may acquire illiquid or restricted lower rated Municipal Securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. Changes in values of Municipal Securities which the Fund owns will affect its net asset value per share. If market quotations are not readily available for the Fund's lower rated or nonrated securities, these securities will be valued by a method that the Trustees believe accurately reflects fair value. See "Purchase of Shares -- General" herein and "Determination of Net Asset Value" in the Statement of Additional Information. Judgment plays a greater role in valuing lower rated Municipal Securities than with respect to securities for which more external sources of quotations and last sale information are available.

  Special tax considerations are associated with investing in lower rated Municipal Securities structured as zero coupon or pay-in-kind securities. The Fund accrues income on these securities prior to the receipt of cash payments. The Fund must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, have to dispose of portfolio securities to satisfy cash distribution requirements for shareholders who do not reinvest dividends.

  While credit ratings are only one factor the Advisers rely on in evaluating lower rated Municipal Securities, certain risks are associated with using credit ratings. Credit ratings evaluate the safety of principal and interest payments, not market value risk. Credit rating agencies may fail to timely change the credit ratings to reflect subsequent events; however, the Advisers continuously monitor the issuers of lower rated Municipal Securities in its portfolio in an attempt to determine if the issuers will have a sufficient cash flow and profits to meet required principal and interest payments. Achievement of the Fund's investment objective may be more dependent upon the Advisers' credit analysis than is the case for higher quality Municipal Securities. Credit ratings for individual securities may change from time to time and the Fund may retain a portfolio security whose rating has been changed.

  Investors should consider carefully the additional risks associated with investment in Municipal Securities which carry lower ratings.


  An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the Fund. An investment in the Fund is intended to be a long-term investment, and should not be used as a trading vehicle.

------------------------------------------------------------------------------
MUNICIPAL SECURITIES
------------------------------------------------------------------------------

  Municipal Securities include debt obligations of a state, territory or possession of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. Certain types of Municipal Securities are issued to obtain funding for privately operated facilities.


  Many new issues of Municipal Securities are sold on a "when-issued" basis. While the Fund has ownership rights to such Municipal Securities, the Fund does not have to pay for them until they are delivered, normally 15 to 45 days later. To meet that payment obligation, the Fund sets aside with the custodian sufficient cash or liquid securities equal to the amount that will be due. See "Investment Practices -- Delayed Delivery and When-Issued Securities."


  The yields of Municipal Securities depend on, among other things, general money market conditions, general conditions of the Municipal Securities market, size of a particular offering, the maturity of the obligation and rating of the issue. The ratings of S&P and Moody's represent their opinions of the quality of the Municipal Securities they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Municipal Securities with the same maturity, coupon and rating may have different yields while Municipal Securities of the same maturity and coupon with different ratings may have the same yield. A description of the ratings is included in the Statement of Additional Information.

  The Fund considers investments in tax-exempt Municipal Securities not to be subject to concentration policies and may invest a relatively high percentage of the assets of the Fund in Municipal Securities issued by entities having similar characteristics. The issuers may be located in the same geographic area or may pay their interest obligations from revenue of similar projects such as hospitals, utility systems and housing finance agencies. This may make the Fund's investments more susceptible to similar economic, political or regulatory occurrences. As the similarity in issuers increases, the potential for fluctuation in the Fund's per share net asset value also increases. The Fund may invest more than 25% of its total assets in Municipal Securities with similar characteristics, such as industrial development revenue bonds, including pollution control revenue bonds, housing finance agency bonds, or hospital bonds. The Fund may not, however, invest more than 25% of its total assets in industrial development revenue bonds, including pollution control bonds, issued for companies in the same industry. See "Investment Practices -- Investment Restrictions." Sizeable investments in such obligations could involve an increased risk to the Fund should any of such issuers or any such related projects or facilities experience financial difficulties.


  The Fund has no fundamental policy limiting its investments in securities whose issuers are located in the same state. However, it is not the present intention of the Fund to invest more than 25% of the value of its total assets in securities whose issuers are located in the same state.

  From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. It may be expected that similar proposals may be introduced in the future. If any such proposal were to be enacted, the ability of the Fund to pay "exempt-interest" dividends may be adversely affected and the Fund would re-evaluate its investment objective and policies and consider changes in its structure.

------------------------------------------------------------------------------
INVESTMENT PRACTICES
------------------------------------------------------------------------------


  REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with domestic banks or broker-dealers in order to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, exceeds 10% of the value of its net assets. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and loss including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible lack of access to income on the underlying security during this period and (c) expenses of enforcing its rights.



  For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an SEC exemptive order authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.



  VARIABLE RATE DEMAND NOTES. Variable rate demand notes ("VRDNs") are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and which are subject to an unconditional right of demand to receive payment of the principal balance plus accrued interest either at any time or at specified intervals not exceeding one year and in either case upon no more than seven days' notice. The interest rates are adjustable ("floating rate") at intervals ranging from daily to up to one year to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.



  Investments by the Fund in VRDNs may also be made in the form of participation interests ("Participating VRDNs") in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank ("institution"). Participating VRDNs provide the Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDNs from the institution upon a specified number of days' notice, not to exceed seven days. The Fund has an undivided interest in the underlying obligation and thus participates on the same basis as the institution in such obligation except that the institution typically retains fees out of the interest paid on the obligation for servicing the obligation and issuing the repurchase commitment.


  STAND-BY COMMITMENTS. The Fund may acquire "stand-by commitments" with respect to Municipal Securities held by it. Under a stand-by commitment, a bank or dealer from which Municipal Securities are acquired agrees to purchase from the Fund, at the Fund's option, the Municipal Securities at a specified price. Such commitments are sometimes called "liquidity puts."

  The amount payable to the Fund upon its exercise of a stand-by commitment is normally (i) the Fund's acquisition cost of the Municipal Securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. Stand-by commitments generally can be acquired when the remaining maturity of the underlying Municipal Securities is not greater than one year, and are exercisable by the Fund at any time before the maturity of such obligations.

  The Fund's right to exercise stand-by commitments is unconditional and unqualified. A stand-by commitment generally is not transferable by the Fund, although the Fund can sell the underlying Municipal Securities to a third party at any time.


  The Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund will not exceed 1/2 of 1% of the value of the Fund's total assets calculated immediately after each stand-by commitment is acquired. The Fund intends to enter into stand-by commitments only with banks and dealers which, in the Adviser's opinion, present minimal credit risks.


  The Fund would acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation of the underlying Municipal Securities which would continue to be valued in accordance with the method of valuation employed for the Fund in which they are held. Stand-by commitments acquired by the Fund would be valued at zero in determining net asset value. Where the Fund paid any consideration directly or indirectly for a stand-by commitment, its costs would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

  DELAYED DELIVERY AND WHEN-ISSUED SECURITIES. Municipal Securities may at times be purchased or sold on a delayed delivery or a when-issued basis. These transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place in the future, often a month or more after the purchase. The payment obligation and the interest rate are each fixed at the time the Fund enters into the commitment. The Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Fund may sell these securities prior to settlement date if it is deemed advisable. Purchasing Municipal Securities on a when-issued basis involves the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself; if yields so increase, the value of the when-issued obligation will generally decrease. The Fund maintains a separate account at its custodian bank consisting of cash or liquid securities (valued on a daily basis) equal at all times to the amount of any when-issued commitment.


  FUTURES CONTRACTS AND RELATED OPTIONS. The Fund may engage in transactions in listed futures contracts and related options. Such transactions may be in listed futures contracts based upon The Bond Buyer Municipal Bond Index (the "Index"), a price weighted measure of the market value of 40 large sized, recent issues of tax-exempt bonds or in listed contracts based on U.S. Government securities.

  Futures contracts and options thereon may be used for defensive hedging or anticipatory hedging purposes, depending upon the composition of the Fund and the Adviser's expectations concerning the securities markets. See the Statement of Additional Information for discussion of futures contracts and related options.


  Potential Risks of Futures Contracts and Related Options. The purchase and sale of futures contracts and related options involve risks different from those involved with direct investments in underlying securities. While utilization of futures contracts and related options may be advantageous to a Fund, if the Adviser is not successful in employing such instruments in managing the Fund's investments, the Fund's performance will be worse than if the Fund did not make such investments. In addition, the Fund would pay commissions and other costs in connection with such investments, which may increase the Fund's expenses and reduce its return. The Fund may not purchase or sell futures contracts or related options for which the aggregate initial margin and premiums exceed 5% of the fair market value of the Fund's assets. In order to prevent leverage in connection with the purchase of futures contracts thereon by the Fund, an amount of cash or liquid securities equal to the market value of the obligation under the futures contract or option (less any related margin deposits) will be maintained in a segregated account with the custodian.


  PORTFOLIO TURNOVER. The Fund may purchase or sell securities without regard to the length of time the security has been held to take advantage of short-term differentials in bond yields consistent with its objective of seeking tax-exempt interest income. The Fund may engage in short-term trading if the anticipated benefits are expected by the Adviser to exceed the transaction costs. The annual turnover rate for the Fund is expected to vary from year to year depending on market conditions. A 100% turnover rate would occur, for example, if all the securities in the Fund were replaced in a period of one year. Municipal Securities with remaining maturities of less than one year are excluded in the computation of the portfolio turnover rate. Higher portfolio turnover involves higher transaction costs and may result in realization of short-term capital gains if securities are held for one year or less. Such gains are taxable to shareholders as ordinary income except to the extent such gains are offset by any capital losses. Portfolio turnover is not a limiting factor in making portfolio decisions, except as limited by federal tax requirements for qualification as a regulated investment company. See "Tax Status of the Fund" in the Statement of Additional Information.



  PORTFOLIO TRANSACTIONS AND BROKERAGE. The Adviser is responsible for the placement of orders for the purchase and sale of portfolio securities for the Fund. The Municipal Securities and other obligations in which the Fund invests are generally traded in the over-the-counter market. Such securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the prices of the securities usually include a profit to the dealers. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. It is the policy of the Fund to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved and the provision of supplemental investment research by the firm. While the Fund generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Brokerage commissions are paid on transactions in futures contracts and options thereon. The Adviser is authorized to place portfolio transactions with broker/dealers participating in the distribution of shares of the Fund and other Van Kampen American Capital funds if they reasonably believe that the quality of the execution and any commission are comparable to that available from other qualified firms. The Adviser is authorized to pay higher commissions to brokerage firms that provide them with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided.



  INVESTMENT RESTRICTIONS. The Fund has adopted certain restrictions which, like the investment objective, may not be changed without approval by a vote of a majority of the outstanding voting shares of the Fund (as defined in the 1940
Act). These restrictions provide, among other things, that the Fund may not:



  1. Invest in securities other than Municipal Securities, Temporary Investments (as defined herein), stand-by commitments, futures contracts described in the next paragraph and options on such contracts or securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;


  2. Purchase or sell commodities or commodity contracts except that the Fund may purchase, hold and sell listed futures contracts related to U.S. Government securities, Municipal Securities or to an index of Municipal Securities;


  3. Invest more than 5% of its total assets at market value at the time of purchase in the securities of any one issuer (other than obligations of the United States Government or any agency or instrumentality thereof), except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;


  4. Borrow money, except that the Fund may borrow from banks to meet redemptions or for other temporary or emergency purposes, with such borrowing not to exceed 5% of the total assets of the Fund at market value at the time of borrowing. Any such borrowing may be secured provided that not more than 10% of the total assets of the Fund at market value at the time of pledging may be used as security for such borrowings; or


  5. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided that this limitation shall not apply to Municipal Securities or governmental guarantees of Municipal Securities; and provided, further, that for the purpose of this limitation only, industrial development bonds that are considered to be issued by non-governmental users shall not be deemed to be Municipal Securities; and provided, further, that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.


  Each state and each political subdivision, agency or instrumentality of such state, and each multi-state agency of which a state is a member is a separate "issuer" as that term is used in this Prospectus. The non-government user of facilities financed by industrial development or pollution control bonds is also considered as a separate issuer. In certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee.

------------------------------------------------------------------------------
INVESTMENT ADVISORY SERVICES
------------------------------------------------------------------------------


  THE ADVISER. The Adviser is a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("Van Kampen American Capital"). Van Kampen American Capital is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $57 billion under management or supervision. Van Kampen American Capital's more than 40 open-end and 38 closed-end funds and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide. Van Kampen American Capital Distributors, Inc., the Distributor of the Trust and the sponsor of the funds mentioned above, is also a wholly-owned subsidiary of Van Kampen American Capital.



  Van Kampen American Capital is a wholly-owned subsidiary of VK/AC Holding, Inc. VK/AC Holding, Inc. is a wholly-owned subsidiary of MSAM Holdings II, Inc. which, in turn, is a wholly-owned subsidiary of Morgan Stanley Group Inc. The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.



  Morgan Stanley Group Inc. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financial and investing; and global custody, securities clearance services and securities lending.



  On February 5, 1997, Morgan Stanley Group Inc. and Dean Witter, Discover & Co. announced that they had entered into an Agreement and Plan of Merger to form Morgan Stanley, Dean Witter, Discover & Co. Subject to certain conditions being met, it is currently anticipated that the transaction will close in mid-1997. Thereafter, Van Kampen American Capital Asset Management, Inc. will be an indirect subsidiary of Morgan Stanley, Dean Witter, Discover & Co.



  Dean Witter, Discover & Co. is a financial services company with three major businesses; full service brokerage, credit services and asset management.



  ADVISORY AGREEMENTS. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the

"Advisory Agreement"), the Fund pays the Adviser a monthly fee computed on average daily net assets of the Fund as follows:

               AVERAGE DAILY NET
                     ASSETS                        % PER ANNUM
               -----------------                  -------------
First $300 million..............................  0.60 of 1.00%
Next $300 million...............................  0.55 of 1.00%
Over $600 million...............................  0.50 of 1.00%


  Under the Advisory Agreement, the Fund also reimburses the Adviser for the costs of the Fund's accounting services, which include maintaining its financial books and records and calculating the daily net asset value of the Fund. Operating expenses paid by the Fund include shareholder service agency fees, distribution fees, service fees, custodian fees, legal and accounting fees, the costs of reports and proxies to shareholders, trustees' fee (other than those who are affiliated persons, as defined in the 1940 Act, of the Advisers, Distributor or Van Kampen American Capital), and all other business expenses not specifically assumed by the Adviser. Advisory (management) fee and total operating expense ratios are shown under the caption "Annual Fund Operating Expenses and Example" herein.


  The Adviser has entered into a subadvisory agreement (the "Subadvisory Agreement") with the Subadviser to assist it in performing its investment advisory function with respect to the Fund. Pursuant to the Subadvisory Agreement, the Subadviser receives a monthly fee computed on average daily net assets of the Fund as follows:

               AVERAGE DAILY NET
                     ASSETS                        % PER ANNUM
               -----------------                  -------------
First $20 million...............................  0.40 of 1.00%
Next $30 million................................  0.25 of 1.00%
Over $50 million................................  0.15 of 1.00%


  From time to time the Adviser or the Distributor may voluntarily undertake to reduce the Trust's expenses by reducing the fees payable to them to the extent of, or bearing expenses in excess of, such limitations as they may establish.


  The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen American Capital Investment Advisory Corp.


  PERSONAL INVESTMENT POLICIES. The Fund and the Advisers have adopted Codes of Ethics designed to recognize the fiduciary relationship between the Fund and the Advisers and its employees. The Codes permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.

  PORTFOLIO MANAGEMENT. Mr. Wayne D. Godlin has been primarily responsible for the day-to-day management of the Fund's investment portfolio since March 1990. Mr. Godlin has been Vice President of the Adviser since March 1990 and has been Vice President of Van Kampen American Capital Investment Advisory Corp. since June 1995. Mr. Godlin has been Vice President of the Subadviser since September 1993.

------------------------------------------------------------------------------
ALTERNATIVE SALES ARRANGEMENTS
------------------------------------------------------------------------------


  The Alternative Sales Arrangements permits an investor to choose the method of purchasing shares of the Fund that is most beneficial given the amount of the purchase and the length of time the investor expects to hold the shares.



  CLASS A SHARES. Class A shares are sold at net asset value plus an initial maximum sales charge of up to 4.75% of the offering price (4.99% of the net amount invested), reduced on investments of $100,000 or more. Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a CDSC of 1.00% may be imposed on redemptions made within one year of the purchase. Class A shares of each Fund are subject to an ongoing service fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class A shares. Certain purchases of Class A shares qualify for reduced initial sales charges. See "Purchase of Shares -- Class A Shares."



  CLASS B SHARES. Class B shares are sold at net asset value and are subject to a deferred sales charge if redeemed within five years of purchase. Class B shares are subject to an ongoing service fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class B shares and an ongoing distribution fee at an annual rate of up to 0.75% of the Fund's aggregate average daily net assets attributable to the Class B shares. Class B shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The ongoing distribution fee paid by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares. Class B shares automatically convert to Class A shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. See "Purchase of Shares -- Class B Shares."


  CLASS C SHARES. Class C shares are sold at net asset value and are subject to a deferred sales charge if redeemed within one year of purchase. Class C shares are subject to an ongoing service fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class C shares and an ongoing distribution fee at an annual rate of up to 0.75% of the Fund's aggregate average daily net assets attributable to the Class C shares. Class C shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The ongoing distribution fee paid by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares. See "Purchase of Shares -- Class C Shares."



  CONVERSION FEATURE. Class B shares purchased on or after June 1, 1996 and any dividend reinvestment plan shares received thereon, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan shares received thereon, automatically convert to Class A shares six years after the end of the calendar month in which the shares were purchased. Class C shares purchased before January 1, 1997, and any dividend reinvestment plan shares received thereon, automatically convert to Class A shares ten years after the end of the calendar month in which such shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion of such shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the distribution fee and higher transfer agency costs with respect to such shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986, as amended (the "Code") and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such class of shares for an indefinite period.



  FACTORS FOR CONSIDERATION. In deciding which class of shares to purchase, investors should take into consideration their investment goals, present and anticipated purchase amounts, time horizons and temperaments. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution fees and CDSC on Class B shares and Class C shares would be less than the initial sales charge on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher dividends per share on Class A shares. To assist investors in making this determination, the table under the caption "Annual Fund Operating Expenses and Example" sets forth examples of the charges applicable to each class of shares. In this regard, Class A shares may be more beneficial to the investor who qualifies for reduced initial sales charges or purchases at net asset value. It is presently the policy of the Distributor not to accept any order of $500,000 or more for Class B shares or any order of $1 million or more for Class C shares as it ordinarily would be more beneficial for such investor to purchase Class A shares.


  Class A shares are not subject to an ongoing distribution fee and, accordingly, receive correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase for accounts under $1 million, investors in Class A shares do not have all their funds invested initially and, therefore, initially own fewer shares. Other investors might determine that it is more advantageous to purchase either Class B shares or Class C shares and have all their funds invested initially, although remaining subject to a CDSC. Ongoing distribution fees on Class B shares and Class C shares are offset to the extent of the additional funds originally invested and any return realized on those funds. However, there can be no assurance as to the return, if any, which will be realized on such additional funds. For investments held for ten years or more, the relative value upon liquidation of the three classes tends to favor Class A shares or Class B shares, rather than Class C shares.



  Class A shares may be appropriate for investors who prefer to pay the sales charge up front, want to take advantage of the reduced sales charges available on larger investments, wish to maximize their current income from the start, prefer not to pay redemption charges or have a longer-term investment horizon. In addition, the check writing privilege is only available for Class A shares (see "Shareholder Services -- Check Writing Privilege"). Class B shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately or have a longer-term investment horizon. Class C shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately, have a shorter-term investment horizon or desire a short CDSC schedule.



  The distribution expenses incurred by the Distributor in connection with the sale of the shares will be reimbursed, in the case of Class A shares, from the proceeds of the initial sales charge and, in the case of Class B shares and Class C shares, from the proceeds of the ongoing distribution fee and any contingent deferred sales charge incurred upon redemption within five years or one year, respectively, of purchase. Sales personnel of broker/dealers distributing the Fund's shares and other persons entitled to receive compensation for selling such shares may receive differing compensation for selling such shares. INVESTORS SHOULD UNDERSTAND THAT THE PURPOSE AND FUNCTION OF THE CDSC AND ONGOING DISTRIBUTION FEE WITH RESPECT TO THE CLASS B SHARES AND CLASS C SHARES OF EACH FUND ARE THE SAME AS THOSE OF THE INITIAL SALES CHARGE WITH RESPECT TO CLASS A SHARES. See "Distribution and Service Plans."



  GENERAL. Dividends paid by the Fund with respect to Class A shares, Class B shares and Class C shares will be calculated in the same manner at the same time on the same day, except that the higher distribution fees and any incremental transfer agency costs relating to Class B shares or Class C shares will be borne by the respective class. See "Distributions from the Fund." Shares of the Fund may be exchanged, subject to certain limitations, for shares of the same class of certain other mutual funds advised by the Adviser and its affiliates and distributed by the Distributor. See "Shareholder Services -- Exchange Privilege."

------------------------------------------------------------------------------
PURCHASE OF SHARES
------------------------------------------------------------------------------

GENERAL


  The Fund offers three classes of shares to the public on a continuous basis through the Distributor as principal underwriter, which is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Shares also are offered through members of the National Association of Securities Dealers, Inc. ("NASD") who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). The term "dealers" and "brokers" are sometimes referred to herein as "authorized dealers."



  Investment opportunities for lower rated securities may be more limited than those in other sectors of the market. In order to facilitate the management of the Fund's portfolio, the Fund may from time to time suspend the continuous offering of its shares to investors. As market conditions permit, the Fund may reopen sales of the Fund's shares to investors. Any such limited offerings of the Fund may commence and terminate without any prior notice.



  Initial investments must be at least $500 for each class of shares, and subsequent investments must be at least $25 for each class of shares. Both minimums may be waived by the Distributor for shares involving periodic investments. Shares of the Fund may be sold in foreign countries where permissible. The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.



  Shares may be purchased on any business day through authorized dealers. Shares also may be purchased by completing the application accompanying this Prospectus and forwarding the application, through the authorized dealer, to the shareholder service agent, ACCESS Investor Services, Inc. ("ACCESS"), a wholly-owned subsidiary of Van Kampen American Capital. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A shares, Class B shares or Class C shares.



  Shares are offered at the next determined net asset value per share, plus a front-end or deferred sales charge depending on the class of shares chosen by the investor, as shown in the tables herein. Net asset value per share for each class is computed as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open. Net asset value per share for each class is determined by dividing the value of the Fund's securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. The Fund's investments are valued by an independent pricing service.

  Generally, the net asset values per share of the Class A shares, Class B shares and Class C shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class A shares, Class B shares and Class C shares may differ from one another, reflecting the daily expense accruals of the higher distribution and transfer agency fees applicable with respect to the Class B shares and Class C shares and the differential in the dividends paid on the classes of shares. The price paid for shares purchased is based on the next calculation of net asset value (plus sales charges, where applicable) after an order is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. Orders received by authorized dealers after the close of the Exchange are priced based on the next close, provided they are received by the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit orders received by them to the Distributor so they will be received prior to such time. Orders of less than $500 are mailed by the authorized dealer and processed at the offering price next calculated after acceptance by ACCESS.



  Each class of shares represents an interest in the same portfolio of investments, has the same rights and is identical in all respects, except that
(i) Class B shares and Class C shares bear the expenses of the deferred sales arrangement and any expenses (including the higher distribution fee and incremental transfer agency costs) resulting from such sales arrangement, (ii) generally, each class has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan pursuant to which its distribution fee or service fee is paid, (iii) each class has different exchange privileges, (iv) certain shares are subject to a conversion feature and (v) certain shares have different shareholder service options available. The net income attributable to Class B shares and Class C shares and the dividends payable on Class B shares and Class C shares will be reduced by the amount of the distribution fee and other incremental expenses associated with such shares. Sales personnel of authorized dealers distributing the Fund's shares and other persons entitled to receive compensation for selling such shares may receive differing compensation for selling Class A shares, Class B shares or Class C shares.


  Agreements are in place which provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Fund with subsidiaries of The Travelers Inc.


  The Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Fund. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its sales of shares and increases in assets under management. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.


CLASS A SHARES

  The public offering price of Class A shares is the next determined net asset value plus a sales charge, as set forth below.

SALES CHARGE TABLE


                                                              REALLOWED TO
                                                               DEALERS (AS
                                    AS % OF       AS % OF          A %
            SIZE OF                OFFERING     NET AMOUNT     OF OFFERING
           INVESTMENT                PRICE       INVESTED        PRICE)
---------------------------------------------------------------------------
Less than $100,000..............     4.75%         4.99%         4.25%
$100,000 but less than
  $250,000......................     3.75%         3.90%         3.25%
$250,000 but less than
  $500,000......................     2.75%         2.83%         2.25%
$500,000 but less than
  $1,000,000....................     2.00%         2.04%         1.75%
$1,000,000 or more..............       *             *              *


------------------------------------------------------------------------------

    * No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a CDSC of 1.00% on redemptions made within one year of the purchase. A commission will be paid to authorized dealers who initiate and are responsible for purchases of $1 million or more as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.


  In addition to the reallowances from the applicable public offering price described herein, the Distributor may, from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation, to authorized dealers that sell shares of the Fund. Authorized dealers which are reallowed all or substantially all of the sales charges may be deemed to be underwriters for purposes of the Securities Act of 1933, as amended.



  The Distributor may also pay financial institutions (which may include banks) and other industry professionals that provide services to facilitate transactions in shares of the Fund for their clients a transaction fee up to the level of the reallowance allowable to authorized dealers described herein. Such financial institutions, other industry professionals and authorized dealers are hereinafter referred to as "Service Organizations." Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund. State securities laws regarding registration of banks and other financial institutions may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to certain state laws.


QUANTITY DISCOUNTS

  Investors purchasing Class A shares may under certain circumstances be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.


  Investors, or their authorized dealers, must notify the Fund whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.



  A person eligible for a reduced sales charge includes an individual, their spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary of a single trust estate or single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.



  As used herein, "Participating Funds" refers to all open-end investment companies advised by the Adviser or Van Kampen American Capital Investment Advisory Corp. and distributed by the Distributor.



  Volume Discounts. The size of investment shown in the preceding sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.



  Cumulative Purchase Discount. The size of investment shown in the preceding sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds which have been previously purchased and are still owned.


  Letter of Intent. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating the investments over a 13-month period to determine the sales charge as outlined in the preceding sales charge table. The size of investment shown in the preceding table also includes purchases of shares of the Participating Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charge applicable to the purchases made and the sales charges previously paid. The initial purchase must be for an amount equal to at least 5% of the minimum total purchased amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day back-dating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower charge. Such adjustment in sales charge will be used to purchase additional shares for the shareholder at the applicable discount category. Additional information is contained in the application accompanying by this Prospectus.


OTHER PURCHASE PROGRAMS


  Purchases of Class A shares may be entitled to reduced initial sales charges in connection with unit investment trust reinvestment programs and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.



  Unit Investment Trust Reinvestment Programs. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A shares of the Fund at net asset value with no minimum initial or subsequent investment requirement if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the applicable terms and conditions thereof, should contact their authorized dealer or the Distributor.

  The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide ACCESS with appropriate backup data for each participating investor in a computerized format fully compatible with ACCESS' processing system.

  As further requirements for obtaining these special benefits, the Fund also requires that all dividends and other distributions by the Fund be reinvested in additional shares without any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a monthly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

  NAV Purchase Options. Class A shares of the Fund may be purchased at net asset value, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by such Fund, by:


  (1) Current or retired trustees or directors of funds advised by the Adviser or Van Kampen American Capital Investment Advisory Corp. and such persons' families and their beneficial accounts.



  (2) Current or retired directors, officers and employees of Morgan Stanley Group Inc. and any of its subsidiaries, employees of an investment subadviser to any fund, described in (1) above, or an affiliate of such subadviser; and such persons' families and their beneficial accounts.



  (3) Directors, officers, employees and registered representatives of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees.



  (4) Registered investment advisers, trust companies and bank trust departments investing on their own behalf or on behalf of their clients provided that the aggregate amount invested in the Fund alone, or any combination of shares of the Fund and shares of other Participating Funds as described herein under "Purchase of Shares -- Class A Shares -- Volume Discounts," during the 13-month period commencing with the first investment pursuant hereto which equals at least $1 million. The Distributor may pay authorized dealers through which purchases are made of an amount up to 0.50% of the amount invested, over a 12-month period following such transaction.

  (5) Trustees and other fiduciaries purchasing shares for retirement plans of organizations with retirement plan assets of $3 million or more and which invest in multiple fund families through national wirehouse alliance programs.


  (6) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.

  (7) Investors purchasing shares of the Fund with redemption proceeds from other mutual fund complexes on which the investor has paid a front-end sales charge or was subject to a deferred sales charge, whether or not paid, if such redemption has occurred no more than 30 days prior to such purchase.


  (8) Individuals who are members of a "qualified group". For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and other Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economics of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a CDSC of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.



  The term "families" includes a person's spouse, children under 21 years of age and grandchildren, parents, and a person's spouse's parents.



  Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with ACCESS by the investment adviser, trust company or bank trust department, provided that ACCESS receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described herein under "Distribution and Service Plans" on purchases made as described in (3) through (8) above. The Fund may terminate, or amend the terms of, offering shares of the Funds at net asset value to such groups at any time.

CLASS B SHARES


  Class B shares are offered at net asset value. Class B shares which are redeemed within five years of purchase are subject to a CDSC at the rates set forth in the following table charged as a percentage of the dollar amount subject thereto. The charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no charge is assessed on shares derived from reinvestment of dividends or capital gains distributions. It is presently the policy of the Distributor not to accept any order for Class B shares in an amount of $500,000 or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A shares.



  The amount of the CDSC, if any, varies depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month are aggregated and deemed to have been made on the last day of the month.



--------------------------------------------------------------------------------
                                                CONTINGENT DEFERRED SALES CHARGE
                                                       AS A PERCENTAGE OF
YEAR SINCE PURCHASE                             DOLLAR AMOUNT SUBJECT TO CHARGE
--------------------------------------------------------------------------------
First........................................                4.00%
Second.......................................                4.00%
Third........................................                3.00%
Fourth.......................................                2.50%
Fifth........................................                1.50%
Sixth and After..............................                 None


------------------------------------------------------------------------------


  In determining whether a CDSC is applicable to a redemption, it is assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a CDSC, second of shares held for over five years or shares acquired pursuant to reinvestment of dividends or distributions and third of shares held longest during the five-year period.



  To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired ten additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds is subject to a deferred sales charge at a rate of 4.00% (the applicable rate in the second year after purchase).


  A commission or transaction fee of 4.00% of the purchase amount will be paid to authorized dealers at the time of purchase. Additionally, the Distributor may, from time to time, pay additional promotional incentives in the form of cash or other compensation to authorized dealers that sell Class B shares of the Fund.


CLASS C SHARES


  Class C shares are offered at net asset value. Class C shares which are redeemed within the first year of purchase are subject to a CDSC of 1.00%. The charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no charge is assessed on shares derived from reinvestment of dividends or capital gains distributions. It is presently the policy of the Distributor not to accept any order in an amount of $1 million or more for Class C shares because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A shares.



  In determining whether a CDSC is applicable to a redemption, it is assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a CDSC and second of shares held for more than one year or shares acquired pursuant to reinvestment of dividends or distributions.



  A commission or transaction fee of 1.00% of the purchase amount will be paid to authorized dealers at the time of purchase. Authorized dealers will also be paid ongoing commissions and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C shares annually commencing in the second year after purchase. Additionally, the Distributor may, from time to time, pay additional promotional incentives, in the form of cash or other compensation to authorized dealers that sell Class C shares of the Fund.


WAIVER OF CONTINGENT DEFERRED SALES CHARGE


  The CDSC is waived on redemptions of Class B shares and Class C shares (i) following the death or disability (as defined in the Code) of a shareholder,
(ii) in connection with required minimum distributions from an IRA or other retirement plan, (iii) pursuant to the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account and (iv) effected pursuant to the right of the Fund to liquidate a shareholder's account as described herein under "Redemption of Shares." The CDSC also is waived on redemptions of Class C shares as it relates to the reinvestment of redemption proceeds in shares of the same class of the Fund within 120 days after redemption. See the Statement of Additional Information for further discussion of waiver provisions.


------------------------------------------------------------------------------
SHAREHOLDER SERVICES
------------------------------------------------------------------------------

  The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. The following is a description of such services.


  INVESTMENT ACCOUNT. Each shareholder has an investment account under which the investor's shares are held by ACCESS, the Fund's transfer agent. ACCESS performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in this Prospectus, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in certain of the Participating Funds will receive statements quarterly from ACCESS showing any reinvestments of dividends and capital gains distributions and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gains distributions and systematic purchases or redemptions. Additions to an investment account may be made at any time by purchasing shares through authorized dealers or by mailing a check directly to ACCESS.



  SHARE CERTIFICATES. Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon redemption thereof. In addition, if such certificates are lost the shareholder must write to Van Kampen American Capital Funds, c/o ACCESS, P.O. Box 418256, Kansas City, MO 64141-9256, requesting an "affidavit of loss" and obtain a Surety Bond in a form acceptable to ACCESS. On the date the letter is received, ACCESS will calculate a fee for replacing the lost certificate equal to no more than 2.00% of the net asset value of the issued shares, and bill the party to whom the certificate was mailed.



  REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gains distributions in shares of the Fund. Such shares are acquired at net asset value (without sales charge) on the record date. Unless the shareholder instructs otherwise, the reinvestment privilege is automatic. This instruction may be made by telephone by calling
(800) 421-5666 ((800) 772-8889 for the hearing impaired). The investor may, on the initial application or prior to any declaration, instruct that dividends be paid in cash and capital gains distributions be reinvested at net asset value, or that both dividends and capital gains distributions be paid in cash.

  AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize ACCESS to charge a bank account on a regular basis to invest pre-determined amounts in shares of the Fund. Additional information is available from the Distributor or authorized dealers.


  AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS. Holders of Class A shares can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemptions transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of Automated Clearing House. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemptions are to be deposited together with the completed application. Once ACCESS has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing ACCESS.



  DIVIDEND DIVERSIFICATION. A shareholder may, upon written request or by completing the appropriate section of the application form accompanying this Prospectus or by calling (800) 421-5666 ((800) 772-8889 for the hearing impaired), elect to have all dividends and other distributions paid on a class of shares of the Fund invested into shares of the same class of any other Participating Funds so long as the shareholder has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g., IRA, 403(b)(7), 401(k), Keogh) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value as of the payable date of the distribution.



  EXCHANGE PRIVILEGE. Shares of the Fund or of any Participating Fund, other than Van Kampen American Capital Government Target Fund ("Government Target"), Van Kampen American Capital Tax Free Money Fund ("Tax Free Money Fund") or Van Kampen American Capital Reserve Fund ("Reserve Fund"), may be exchanged for shares of the same class of any other fund without sales charge, provided that shares of certain Van Kampen American Capital fixed-income funds, including the Fund, are subject to a 30 day holding period requirement before exchange. Shares of Government Target may be exchanged for Class A shares of the Fund without sales charge. Class A shares of the Tax Free Money Fund or Reserve Fund that were not acquired in exchange for Class B shares or Class C shares of a Participating Fund may be exchanged for Class A shares of the Fund upon payment of the excess, if any, of the sales charge rate applicable to the shares being acquired over the sales charge rate previously paid. Shares of the Tax Free Money Fund or Reserve Fund acquired through an exchange of Class B shares or Class C shares may be exchanged only for the same class of shares of a Participating Fund without incurring a CDSC. Shares of any Participating Fund may be exchanged for shares of any other Participating Fund only if shares of that Participating Fund are available for sale; however, during periods of suspension of sales, shares of a Participating Fund may be available for sale only to existing shareholders of a Participating Fund.



  Class B shareholders and Class C shareholders of each Fund have the ability to exchange their shares ("original shares") for the same class of shares of any other Participating Fund that offers such shares ("new shares") in an amount equal to the aggregate net asset value of the original shares, without the payment of any CDSC otherwise due upon redemption of the original shares. For purposes of computing the CDSC payable upon a disposition of the new shares, the holding period for the original shares is added to the holding period of the new shares. Class B shareholders and Class C shareholders would remain subject to the CDSC schedule imposed by the original fund upon their redemption from the Van Kampen American Capital complex of funds.



  Shares of the fund to be acquired must be registered for sale in the investor's state. Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes, although if the shares exchanged have been held for less than 91 days, the sales charge paid on such shares is not included in the tax basis of the exchanged shares, but is carried over and included in the tax basis of the shares acquired.


  A shareholder wishing to make an exchange may do so by sending a written request to ACCESS or by contacting the telephone transaction line at (800) 421-5684. A shareholder automatically has telephone exchange privileges unless otherwise designated in the application form accompanying this Prospectus. Van Kampen American Capital and its subsidiaries, including ACCESS (collectively, "VKAC"), and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither VKAC nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. VKAC and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. Exchanges are effected at the net asset value per share next calculated after the request is received in good order with adjustment for any additional sales charge. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gains options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must file a specific written request. The Fund reserves the right to reject any order to acquire shares through exchange. In addition, the Fund may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.


  A prospectus of any of these mutual funds may be obtained from any authorized dealer or the Distributor. An investor considering an exchange to one of such funds should refer to the prospectus for additional information regarding such fund prior to investing.


  SYSTEMATIC WITHDRAWAL PLAN. Any investor whose shares in a single account total $10,000 or more at the offering price next computed after receipt of instructions may establish a monthly, quarterly, semi-annual or annual withdrawal plan. Any investor whose shares in a single account total $5,000 or more at the offering price next computed after receipt of instructions may establish a quarterly, semi-annual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each withdrawal constitutes a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for monthly, quarterly, semi-annual, or annual checks in any amount not less than $25.



  Class B shareholders and Class C shareholders who establish a withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a CDSC. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.


  Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under the plan are reinvested in additional shares at the next determined net asset value. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Withdrawals made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any taxable gain or loss will be recognized by the shareholder upon the redemption of shares.


  CHECK WRITING PRIVILEGE. A Class A shareholder holding shares for which certificates have not been issued and which are in a non-escrow status may appoint

ACCESS as agent by completing the Authorization for Redemption by Check form and the appropriate section of the application and returning the form and the application to ACCESS. Once the form is properly completed, signed and returned to ACCESS, a supply of checks drawn on State Street Bank and Trust Company ("State Street Bank") will be sent to the Class A shareholder. These checks may be made payable by the Class A shareholder to the order of any person in any amount of $100 or more.

  When a check is presented to State Street Bank for payment, full and fractional Class A shares required to cover the amount of the check are redeemed from the shareholder's Class A account by ACCESS at the next determined net asset value. Check writing redemptions represent the sale of Class A shares. Any gain or loss realized on the sale of shares is a taxable event. See "Redemption of Shares."


  Checks will not be honored for redemption of Class A shares held less than fifteen calendar days, unless such Class A shares have been paid for by bank wire. Any Class A shares for which there are outstanding certificates may not be redeemed by check. If the amount of the check is greater than the value of all uncertificated shares held in the shareholder's Class A account, the check will be returned and the shareholder may be subject to additional charges. A Class A shareholder may not liquidate the entire account by means of a check. The check writing privilege may be terminated or suspended at any time by the Fund or State Street Bank. Accounts that are subject to backup withholding are not eligible for the privilege. A "stop payment" system is not available on these checks. See the Statement of Additional Information for further information regarding the establishment of the privilege.



------------------------------------------------------------------------------

REDEMPTION OF SHARES
------------------------------------------------------------------------------

  REGULAR REDEMPTIONS. Shareholders may redeem for cash some or all of their shares of the Fund at any time. To do so, a written request in proper form must be sent directly to ACCESS, P.O. Box 418256, Kansas City, Missouri 64141-9256. Shareholders may also place redemption requests through an authorized dealer. Orders received from authorized dealers must be at least $500 unless transmitted via the FUNDSERV network. The redemption price for such shares is the net asset value next calculated after an order is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time.


  As described herein under "Purchase of Shares," redemptions of Class B shares and Class C shares are subject to a CDSC. In addition, a CDSC of 1.00% may be imposed on certain redemptions of Class A shares made within one year of purchase for investments of $1 million or more. The CDSC incurred upon redemption is paid to the Distributor in reimbursement for distribution-related expenses.



  The request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker/dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.


  Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. For example, although the Fund normally does not issue certificates for shares, it will do so if a special request has been made to ACCESS. In the case of shareholders holding certificates, the certificates for the shares being redeemed must accompany the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, and the name and title of the individual(s) authorizing such redemption is not shown in the account registration, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 60 days must accompany the redemption request.


  In the case of redemption requests sent directly to ACCESS, the redemption price is the net asset value per share next determined after the request is received in proper form. Payment for shares redeemed will be made by check mailed within seven days after acceptance by ACCESS of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. If the shares to be redeemed have been recently purchased by check, ACCESS may delay mailing a redemption check until the purchase check has cleared, usually a period of up to fifteen days. A taxable gain or loss will be recognized by the shareholder upon redemption of shares.



  The Fund may redeem any shareholder account with a net asset value on the date of the notice of redemption less than the minimum initial investment as specified in this Prospectus. At least 60 days advance written notice of any such involuntary redemption is required and the shareholder is given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any applicable CDSC will be deducted from the proceeds of this redemption. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.

  TELEPHONE REDEMPTIONS. In addition to the regular redemption procedures set forth above, the Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record of the account or to the bank account of record as described herein. To establish such privilege, a shareholder must complete the appropriate section of the application form accompanying this Prospectus or call the Fund at (800) 421-5666 to request that a copy of the Telephone Redemption Authorization form be sent to them for completion. To redeem shares, contact the telephone transaction line at (800) 421-5684. VKAC and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither VKAC nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. VKAC and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. Telephone redemptions may not be available if the shareholder cannot reach ACCESS by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's regular redemption procedure described herein. Requests received by ACCESS prior to 4:00 p.m., New York time, on a regular business day will be processed at the net asset value per share determined that day. These privileges are available for all accounts other than retirement accounts. The telephone redemption privilege is not available for shares represented by certificates. If an account has multiple owners, ACCESS may rely on the instructions of any one owner.


  For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. Proceeds from redemptions are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.


  REDEMPTION UPON DISABILITY. The Fund will waive the CDSC on redemptions following the disability of a Class B shareholder or Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of disability before it determines to waive the CDSC on Class B shares and Class C shares.



  In cases of disability, the CDSC on Class B shares and Class C shares will be waived where the disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the initial determination of disability. This waiver of the CDSC on Class B shares and Class C shares applies to a total or partial redemption, but only to redemptions of shares held at the time of the initial determination of disability.



  REINSTATEMENT PRIVILEGE. A Class A shareholder or Class B shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class A shares of the Fund. A Class C shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class C shares of the Fund with credit given for any CDSC paid upon such redemption. Such reinstatement is made at the net asset value (without sales charge except as described under "Shareholder
Services -- Exchange Privilege") next determined after the order is received, which must be within 180 days after the date of the redemption.


------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE PLANS

------------------------------------------------------------------------------


  The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of each class. The Distribution Plan and the Service Plan are being implemented through an agreement with the Distributor and sub-agreements between the Distributor and brokers, dealers or financial intermediaries (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance.



  CLASS A SHARES. The Fund may spend an aggregate amount up to 0.25% per year of the average daily net assets attributable to the Class A shares of the Fund pursuant to the Distribution Plan and Service Plan. From such amount, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class A shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts. The Fund pays the Distributor the lesser of the balance of the 0.25% not paid to such brokers, dealers or financial intermediaries or the amount of the Distributor's actual distribution-related expense.



  CLASS B SHARES. The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class B shares of the Fund pursuant to the Distribution Plan. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class B shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.



  CLASS C SHARES. The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class C shares of the Fund pursuant to the Distribution Plan. From such amount, the Fund, or the Distributor as agent for the Fund, pays brokers, dealers or financial intermediaries in connection with the distribution of the Class C shares up to 0.75% of the Fund's average daily net assets attributable to Class C shares maintained in the Fund more than one year by such broker's, dealer's or financial intermediary's customers. The Fund pays the Distributor the lesser of the balance of 0.75% not paid to such brokers, dealers or financial intermediaries or the amount of the Distributor's actual distribution-related expense attributable to the Class C shares. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class C shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.



  OTHER INFORMATION. Amounts payable to the Distributor with respect to the Class A shares under the Distribution Plan in a given year may not fully reimburse the Distributor for its actual distribution-related expenses during such year. In such event, with respect to the Class A shares, there is no carryover of such reimbursement obligations to succeeding years.



  The Distributor's actual expenses with respect to Class B shares or Class C shares for any given year may exceed the amounts payable to the Distributor with respect to such class of shares under the Distribution Plan, the Service Plan and payments received pursuant to the CDSC. In such event, with respect to any such class of shares, any unreimbursed expenses will be carried forward and paid by the Fund (up to the amount of the actual expenses incurred) in future years so long as such Distribution Plan is in effect. Except as mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed expenses may be carried forward (on a Fund level basis). Because such expenses are accounted on a Fund level basis, in periods of extreme net asset value fluctuation such amounts with respect to a particular Class B share or Class C share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class. As of November 30, 1996, there were $11,299,204 and $80,323 of unreimbursed distribution-related expenses with respect to Class B shares and Class C shares, respectively, representing 3.49% and 0.16% of the Fund's net assets attributable to Class B shares and Class C shares, respectively. If the Distribution Plan was terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through CDSCs.



  The Distributor will not use the proceeds from the CDSC applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares. Various federal and state laws prohibit national banks and some state-chartered commercial banks from underwriting or dealing in the Fund's shares. In addition, state securities laws on this issue may differ from the interpretations of federal law, and banks and financial institutions may be required to register as dealers pursuant to state law. In the unlikely event that a court were to find that these laws prevent such banks from providing such services described above, the Fund would seek alternate providers and expects that shareholders would not experience any disadvantage.


------------------------------------------------------------------------------
DISTRIBUTIONS FROM THE FUND
------------------------------------------------------------------------------


  DIVIDEND POLICY. Income dividends are declared each business day and distributed monthly. The Fund intends to distribute after the end of a fiscal year the net capital gains, if any, realized during the fiscal year by the Fund except to the extent that such gains are offset by capital loss carryovers. The daily dividend is a fixed amount determined for each class at least monthly which is not expected to exceed the net income of the Fund for the month divided by the number of business days during the month.



  Shares (other than shares acquired through an exchange) become entitled to dividends on the day ACCESS receives payment for the shares. With respect to shares acquired through an exchange, such shares become entitled to dividends on the day after ACCESS receives payment for the shares. If a dealer delays forwarding to ACCESS payment for shares which an investor has made to the dealer, this will in effect cost the investor money because it will delay the date upon which he or she becomes entitled to dividends. Shares (other than shares sold through an exchange) remain entitled to dividends through the day before such shares are priced for redemption purposes, which occurs when a valid redemption request with respect to such shares is received by ACCESS. With respect to shares sold through an exchange, such shares remain entitled to dividends through and including the day such shares are priced for redemption.



  The per share dividends on Class B shares and Class C shares will be lower than the per share dividends on Class A shares of the Fund as a result of the higher distribution fees and transfer agency fees applicable to such classes of shares.



  Unless the shareholder instructs otherwise, dividends and capital gains distributions are automatically applied to purchase additional shares of the Fund at the next determined net asset value. See "Shareholder
Services -- Reinvestment Plan."


------------------------------------------------------------------------------
TAX STATUS
------------------------------------------------------------------------------


  FEDERAL INCOME TAXATION. The Fund has qualified and intends to continue to qualify each year and to elect to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and diversification of its assets.



  If the Fund so qualifies and distributes each year to its shareholders at least 90% of its net investment income (including tax-exempt interest, taxable income and net short-term capital gain, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses), it will not be required to pay federal income taxes on any income distributed to shareholders. The Fund intends to distribute at least the minimum amount of net investment income necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gains distributed to shareholders.



  In order to avoid a 4% excise tax, the Fund will be required to distribute, by December 31 of each year, at least 98% of its ordinary income (not including tax-exempt income) for such year and at least 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31 of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.



  If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. To qualify again as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge on 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits to shareholders (less any interest charge). In addition, if the Fund failed to qualify as a regulated investment company for its first taxable year or, if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.



  Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain losses of the Fund and affect the holding period of the securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to mark-to-market some of the positions in its portfolio (i.e., treat them as if they were sold for fair market value at the end of the tax-year), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.



  The Fund's ability to dispose of portfolio securities may be limited by the requirement for qualification as a regulated investment company that less than 30% of the Fund's annual gross income be derived from the disposition of securities held for less than three months.



  Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.



  DISTRIBUTIONS. The Fund intends to invest in sufficient Municipal Securities to permit payment of "exempt-interest dividends" (as defined in the Code). Dividends paid by the Fund from the net tax-exempt interest earned from Municipal Securities qualify as exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of the Fund consists of

Municipal Securities.



  The Tax Reform Act of 1986 (the "Tax Reform Act") may have an adverse impact upon the Fund and its shareholders. The Tax Reform Act imposed new limitations on the use and investment of the proceeds of state and local governmental bonds and other funds, which limitations must be satisfied in order to maintain the exclusion from gross income for interest on such bonds. The provisions of the Tax Reform Act generally apply to bonds issued after August 15, 1986. In light of these requirements, bond counsel qualify their opinions as to the federal tax status of bonds issued after August 15, 1986 by making them contingent on the issuer's future compliance with these limitations. Any failure on the part of an issuer to comply could cause the interest on its bonds to become taxable to investors retroactive to the date the bonds were issued.



  Except as provided below, exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. For each of the last three fiscal years of the Fund, over 99% of the dividends paid by the Fund were exempt-interest dividends. The percentage of the total dividends paid by the Fund during any taxable year that qualify as exempt-interest dividends will be the same for all shareholders of the Fund receiving dividends during such year.



  The Tax Reform Act also makes interest on certain "private-activity bonds" an item of tax preference subject to the alternative minimum tax on individuals and corporations. The Fund invests a portion of its assets in Municipal Securities subject to this provision so that a portion of its exempt-interest dividends is an item of tax preference to the extent such dividends represent interest received from these private-activity bonds. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the alternative minimum tax. The Tax Reform Act also imposed per capita volume limitations on certain private-activity bonds which could limit the amount of such bonds available for investment by the Fund.



  The Fund is subject to the requirement that at least 80% of its assets be invested in securities, the income from which is exempt from both regular federal income tax and the federal alternative minimum tax. For the fiscal year ended November 30, 1996, approximately 12.54% of the interest income earned by the Fund consisted of interest on private-activity bonds which is an item of tax preference.



  Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.



  Although exempt-interest dividends generally may be treated by Fund shareholders as items of interest excluded from their gross income, each shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain this exclusion if the purchaser would be treated as a "substantial user" (or a "related person" of a substantial user) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund, or by the Trust if it is required to qualify as a regulated investment company as described below. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses in his trade or business a part of any facilities financed with the tax-exempt obligations and whose gross revenues derived from such facilities exceed five percent of the total revenues derived from the facilities by all users, or who occupies more than 5% of the useable area of the facilities or for whom the facilities or a part thereof were specifically constructed, reconstructed or acquired. Examples of "related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.



  The Omnibus Budget Reconciliation Act of 1993 included certain provisions that requires gains on dispositions of tax-exempt securities purchased at a market discount be treated as ordinary income to the extent of the accrued market discount, if the securities are acquired after April 30, 1993. Such securities were exempt from the market discount rules under prior law. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible for federal income tax purposes if the Fund distributes exempt-interest dividends during the shareholder's taxable year. If a shareholder receives an exempt-interest dividend with respect to any shares and such shares are held for six months or less, any short-term capital loss on the sale or exchange of the shares will be disallowed to the extent of the amount of such exempt-interest dividend.



  While the Fund expects that a major portion of its net investment income will constitute tax-exempt interest, a significant portion may consist of investment company taxable income. Distributions of the Fund's net investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains ("capital gains dividends"), if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Interest on indebtedness which is incurred to purchase or carry shares of a mutual fund which distributes exempt-interest dividends during the year is not deductible for federal income tax purposes. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). Tax-exempt shareholders not subject to federal income tax on their income generally will not be taxed on distributions from the Fund.



  Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal the fair market value on the distribution date.



  The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The aggregate amount of dividends so designated cannot exceed, however, the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are "exempt-interest" dividends is determined on an average annual method for the fiscal year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax exempt during the period covered by the dividend. Fund distributions generally will not qualify for the dividends received deduction for corporations.



  Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31 prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.



  The Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications or who are otherwise subject to backup withholding.



  SALE OF SHARES. The sale of shares (including transfers in connection with a redemption or repurchase of shares) will be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss and will be long-term if such shares have been held for more than one year. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gains dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.



  STATE AND LOCAL TAXES. The exemption of interest income for federal income tax purposes may not result in similar exemptions under the laws of a particular state or local taxing authority. Income distributions may be taxable to shareholders under state or local law as dividend income even though a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes. It is recommended that investors consult their tax advisers for information in this regard. The Fund will report annually to its shareholders the percentage and source, on a state-by-state basis, of interest income earned on Municipal Securities received by the Fund during the preceding calendar year. Dividends and distributions paid by the Fund from sources other than tax-exempt interest are generally subject to taxation at the state and local levels.



  GENERAL. The federal, state and local income tax discussion set forth above is for general information only. Prospective investors should consult their advisors regarding the specific federal tax consequences of holding and disposing of shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.


------------------------------------------------------------------------------
FUND PERFORMANCE
------------------------------------------------------------------------------


  From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one-year, five-year and ten-year periods. Other total return quotations, aggregate or average, over other time periods may also be included.



  The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes a maximum sales charge of 4.75% for Class A shares); that all income dividends or capital gains distributions during the period are reinvested in Fund shares at net asset value; and that any applicable CDSC has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the Fund.

  Average annual total return quotations for periods of two or more years are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.



  In addition to total return information, the Fund may also advertise its current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Fund's net income per share for a 30-day (or one month) period (which period will be stated in the advertisement) and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semiannual compounding. The Fund's "tax-equivalent yield" is calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after-tax equivalent of the Fund's yield, assuming certain tax brackets for a Fund shareholder.


  For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by the Fund in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or less than the Fund's then current dividend rate.

  The Fund's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Fund, portfolio maturity and the Fund's expenses.

  Yield quotations should be considered relative to changes in the net asset value of the Fund's shares, the Fund's investment policies, and the risks of investing in shares of a Fund. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


  To increase the Fund's yield, the Adviser may, from time to time, absorb a certain amount of the future ordinary business expenses. The Adviser may stop absorbing these expenses at any time without prior notice. A yield quotation which reflects an expense reimbursement or subsidization by the Adviser will be accompanied by a hypothetical yield quotation excluding such reimbursement.



  Yield and total return are calculated separately for Class A shares, Class B shares and Class C shares. Total return figures for Class A shares include the maximum sales charge of 4.75%; total return figures for Class B shares and Class C shares include any applicable CDSC. Because of the differences in sales charges and distribution fees, the total returns for each of the classes will differ.

  Since yield fluctuates, yield data cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions.


  From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return, which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.



  In reports or other communications to shareholders or in advertising material, the Trust may compare its performance with that of other mutual funds as listed in the ratings or rankings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds; or with municipal bond indices, such as Lehman Brothers Municipal Bond Index or Bond Buyer's Index of 25 Revenue Bonds, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce Fund's performance. The Fund will include performance data for each class of shares of any Fund in any advertisement or information including performance data of the Fund.


  The Fund may also utilize performance information in hypothetical illustrations provided in narrative form. These hypotheticals will be accompanied by the standard performance information required by the SEC as described above.

  The Fund's Annual Report contains additional performance information. A copy of the Annual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the cover page of this Prospectus.

------------------------------------------------------------------------------
DESCRIPTION OF SHARES OF THE FUND
------------------------------------------------------------------------------


  The Trust was originally organized on December 5, 1984, under the laws of the Commonwealth of Massachusetts as a business entity commonly known as a "Massachusetts business trust". The Trust was reorganized as a Delaware business trust on July 31, 1995. It is a diversified, open-end investment company. The Fund is a diversified series of the Trust.



  The authorized capitalization of the Fund consists of an unlimited number of shares of beneficial interest, par value $0.01 per share divided into classes. The Fund currently offers three classes of shares, designated Class A shares, Class B shares and Class C shares. Other classes of shares may be established from time to time in accordance with provisions of the Trust's Declaration of Trust. Shares issued by the Fund are fully paid, non-assessable and, except as described herein, have no preemptive or conversion rights.



  Each class of shares represents an interest in the same assets of the Fund and generally are identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee. There are no conversion, preemptive or other subscription rights, except with respect to the conversion of certain shares into Class A shares as described herein. In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debt and expenses of the Fund have been paid. Since Class B shares and Class C shares pay higher distribution expenses, the liquidation proceeds to Class B shareholders and Class C shareholders are likely to be lower than to other shareholders.



  The Fund does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the 1940 Act. More detailed information concerning the Fund is set forth in the Statement of Additional Information.


  The Trust's Declaration of Trust provides that no Trustee, officer or shareholder of the Fund shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or liability of the Fund but the assets of the Fund only shall be liable.

------------------------------------------------------------------------------
ADDITIONAL INFORMATION
------------------------------------------------------------------------------

  This Prospectus and the Statement of Additional Information do not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.


  The fiscal year end of the Fund is November 30. The Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by the Fund's independent accountants, is sent to shareholders each year. After the end of each year, shareholders will receive federal income tax information regarding dividends and capital gains distributions.



  Shareholder inquiries should be directed to the Van Kampen American Capital High Yield Municipal Fund, One Parkview Plaza, Oakbrook Terrace, Illinois 60181,
Attn: Correspondence.



  For Automated Telephone Service which provides 24-hour direct dial access to Fund facts and shareholder account information, dial (800) 421-5666. For inquiries through Telecommunications Device for the Deaf (TDD) dial (800) 772-8889.

EXISTING SHAREHOLDERS--
FOR INFORMATION ON YOUR
EXISTING ACCOUNT PLEASE CALL
THE TRUST'S TOLL-FREE
NUMBER--(800) 421-5666

PROSPECTIVE INVESTORS--CALL
YOUR BROKER OR (800) 421-5666

DEALERS--FOR DEALER
INFORMATION, SELLING
AGREEMENTS, WIRE ORDERS,
OR REDEMPTIONS CALL THE
DISTRIBUTOR'S TOLL-FREE
NUMBER--(800) 421-5666

FOR SHAREHOLDER AND
DEALER INQUIRIES THROUGH
TELECOMMUNICATIONS
DEVICE FOR THE DEAF (TDD)
DIAL (800) 772-8889

FOR AUTOMATED TELEPHONE
SERVICES DIAL (800) 847-2424
VAN KAMPEN AMERICAN CAPITAL
HIGH YIELD MUNICIPAL FUND
One Parkview Plaza
Oakbrook Terrace, IL 60181

Investment Adviser
VAN KAMPEN AMERICAN CAPITAL
ASSET MANAGEMENT, INC.
One Parkview Plaza
Oakbrook Terrace, IL 60181

Investment Subadviser
VAN KAMPEN AMERICAN CAPITAL
ADVISORS, INC.
One Parkview Plaza
Oakbrook Terrace, IL 60181

Distributor
VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, IL 60181

Transfer Agent
ACCESS INVESTOR SERVICES, INC.
P.O. Box 418256
Kansas City, MO 64141-9256
Attn: Van Kampen American Capital
     High Yield Municipal Fund

Custodian
STATE STREET BANK AND
TRUST COMPANY
225 Franklin Street, P.O. Box 1713
Boston, MA 02105-1713
Attn: Van Kampen American Capital
     High Yield Municipal Fund

Legal Counsel
SKADDEN, ARPS, SLATE,

MEAGHER & FLOM (Illinois)

335 West Wacker Drive
Chicago, IL 60606


Independent Accountants
PRICE WATERHOUSE LLP
1201 Louisiana

Suite 2900
Houston, TX 77002

------------------------------------------------------------------------------

                                   HIGH YIELD
                                 MUNICIPAL FUND

 ------------------------------------------------------------------------------

                              P R O S P E C T U S


                                 MARCH 28, 1997


------       ------  A WEALTH OF KNOWLEDGE - A KNOWLEDGE OF WEALTH
                          VAN KAMPEN AMERICAN CAPITAL
    ------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION

             VAN KAMPEN AMERICAN CAPITAL HIGH YIELD MUNICIPAL FUND


     Van Kampen American Capital High Yield Municipal Fund (the "Fund") is a diversified series of Van Kampen American Capital Tax-Exempt Trust (the "Trust"), an open-end management investment company. This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Fund's prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A Prospectus may be obtained without charge by writing or calling Van Kampen American Capital Distributors, Inc. at One Parkview Plaza, Oakbrook Terrace, IL 60181 at (800) 421-5666.


                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
General Information.........................................  B-2
Municipal Securities........................................  B-2
Temporary Investments.......................................  B-4
Repurchase Agreements.......................................  B-4
Futures Contracts and Related Options.......................  B-5
Investment Restrictions.....................................  B-8
Trustees and Officers.......................................  B-9
Legal Counsel...............................................  B-17
Investment Advisory Agreement...............................  B-17
Distributor.................................................  B-19
Distribution and Service Plans..............................  B-19
Transfer Agent..............................................  B-20
Portfolio Transactions and Brokerage........................  B-20
Determination of Net Asset Value............................  B-21
Purchase and Redemption of Shares...........................  B-22
Exchange Privilege..........................................  B-25
Check Writing Privilege.....................................  B-26
Tax Status of the Fund......................................  B-26
Fund Performance............................................  B-26
Other Information...........................................  B-27
Ratings of Investments......................................  B-28
Report of Independent Accountants...........................  B-32
Financial Statements........................................  B-33
Notes to Financial Statements...............................  B-51



       THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED MARCH 28, 1997.

GENERAL INFORMATION


     Van Kampen American Capital Tax-Exempt Trust (the "Trust") was originally organized as a business trust under the laws of Massachusetts on December 5, 1984. As of July 31, 1995, the Trust was reorganized as a Delaware business trust. The Trust currently is comprised of one series: the Van Kampen American Capital High Yield Municipal Fund (the "Fund").



     Van Kampen American Capital Asset Management, Inc. (the "Adviser"), Van Kampen American Capital Distributors, Inc. (the "Distributor") and ACCESS Investor Services, Inc. ("ACCESS") are wholly-owned subsidiaries of Van Kampen American Capital, Inc. ("VKAC"), which is a wholly-owned subsidiary of VK/AC Holding, Inc. VK/AC Holding, Inc. is a wholly-owned subsidiary of MSAM Holdings II, Inc. which, in turn, is a wholly-owned subsidiary of Morgan Stanley Group Inc. The principal office of the Fund, the Adviser, the Distributor and VKAC is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.



     Morgan Stanley Group Inc. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending.



     On February 5, 1997, Morgan Stanley Group Inc. and Dean Witter, Discover & Co. announced that they had entered into an Agreement and Plan of Merger to form Morgan Stanley, Dean Witter, Discover & Co. Subject to certain conditions being met, it is currently anticipated that the transaction will close in mid-1997. Thereafter, Van Kampen American Capital Asset Management, Inc. will be an indirect subsidiary of Morgan Stanley, Dean Witter, Discover & Co.



     Dean Witter, Discover & Co. is a financial services company with three major businesses; full service brokerage, credit services and asset management.



     VKAC offers one of the industry's broadest lines of investments -- encompassing mutual funds, closed-end funds and unit investment trusts -- and is currently the nation's 5th largest broker-sold mutual fund group according to Strategic Insight, July 1995. VKAC manages or supervises more than $57 billion in mutual funds, closed-end funds and unit investment trusts -- assets which have been entrusted to VKAC in more than 2 million investor accounts. VKAC has one of the largest research teams (outside of the rating agencies) in the country, with more than 80 analysts devoted to various specializations. Each of our high yield analysts, based either in San Francisco, Chicago, Houston or Boston, has the responsibility to cover a specific region of the country. This regional focus enables each high yield analyst to provide more specialized coverage of the market and alert the portfolio manager to issues of local importance.



     As of March 14, 1997, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A shares, Class B shares or Class C shares of the Fund, except as follows:



                                                      AMOUNT AND NATURE
                                                       OF OWNERSHIP AT     CLASS OF   PERCENTAGE
               NAME AND ADDRESS OF HOLDER               MARCH 22, 1996      SHARES    OWNERSHIP
               --------------------------             -----------------    --------   ----------
     Merrill Lynch Pierce Fenner & Smith, Inc.        3,221,854 shares     Class A       5.79%
     4800 Deer Lake Drive East, 3rd Floor
     Jacksonville, FL 32246-6484                                           Class B      11.56%
                                                      3,406,845 shares
                                                      294,762 shares       Class C       6.45%


     The term "Adviser" refers to both the Adviser, Van Kampen American Capital Asset Management, Inc., and the Subadviser, Van Kampen American Capital Advisors, Inc.

MUNICIPAL SECURITIES

     Municipal Securities include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of industrial development obligations are issued by or on behalf of public authorities to finance various privately-operated facilities. Such obligations are included within the term Municipal Securities if the interest paid thereon is exempt from federal income tax. Municipal Securities also include short-term tax-exempt municipal obligations such as tax anticipation notes, bond anticipation notes, revenue anticipation notes, and variable rate demand notes.

     The two principal classifications of Municipal Securities are "general obligations" and "revenue" or "special obligations." General obligations are secured by the issuer's pledge of faith, credit, and taxing power for the payment of principal and interest. Revenue or special obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. Industrial development bonds, including pollution control bonds, are revenue bonds and do not constitute the pledge of the credit or taxing power of the issuer of such bonds. The payment of the principal and interest on such industrial revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. The Fund may also include "moral obligation" bonds which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

     When a Fund engages in when-issued and delayed delivery transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the trade. Failure of the buyer or seller to do so may result in the Fund missing the opportunity of obtaining a price considered to be advantageous.

     The Fund may invest in Municipal Notes which include demand notes and short-term municipal obligations (such as tax anticipation notes, revenue anticipation notes, construction loan notes and short-term discount notes) and tax-exempt commercial paper provided that such obligations have the ratings described in the Prospectus for the Fund or if unrated are of comparable quality as determined by the Adviser. Demand notes are obligations which normally have a stated maturity in excess of one year, but permit any holder to demand payment of principal plus accrued interest upon a specified number of days' notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer of such notes normally has a corresponding right, after a given period, to prepay at its discretion the outstanding principal of the note plus accrued interest upon a specified number of days' notice to the noteholders. Demand notes may also include Municipal Securities subject to a Stand-By Commitment as described in the Prospectus. The interest rate on a demand note may be based on a known lending rate, such as a bank's prime rate, and may be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals. Participation interests in variable rate demand notes will be purchased only if in the opinion of counsel interest income on such interests will be tax-exempt when distributed as dividends to shareholders.

     Yields on Municipal Securities are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ability of the Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the Municipal Securities in which the Fund invests to meet their obligations for the payment of interest and principal when due. There are variations in the risks involved in holding Municipal Securities, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of holders of Municipal Securities and the obligations of the issuers of such Municipal Securities may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally, and such laws, if any, which may be enacted by Congress or state legislatures imposing a moratorium on the payment of principal and interest or imposing other constraints or conditions on the payments of principal of and interest on Municipal Securities.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. It may be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the ability of the Fund to pay "exempt interest" dividends may be adversely affected and the Fund would re-evaluate its investment objective and policies and consider changes in its structure.

ADDITIONAL RISKS OF LOWER RATED MUNICIPAL SECURITIES


     Additional risks of lower rated Municipal Securities include limited liquidity and secondary market support. As a result, the prices of lower rated Municipal Securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer, an industry or lower rated Municipal Securities generally could reduce market liquidity for such securities and make their sale by the Fund more difficult, at least in the absence of price concessions. Reduced liquidity could also create difficulties in accurately valuing such securities at certain times. The high yield, high risk bond market (these securities are commonly referred to as "junk bonds") has grown primarily during a period of long economic expansion and it is uncertain how it would perform during an economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield, high risk bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. The Fund will take such actions as it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of either the issuer or any Municipal Security owned by the Fund or the underlying source of funds for debt service. Such action may include retaining the services of various persons and firms to evaluate or protect any real estate, facilities or other assets securing any such obligation or acquired by the Fund as a result of any such event. The Fund incurs additional expenditures in taking protective action with respect to Fund obligations in default and assets securing such obligations. Investment in lower rated Municipal Securities are not generally meant for short-term investment.


TEMPORARY INVESTMENTS

     The taxable securities in which the Funds may invest as temporary investments include United States Government securities, corporate bonds and debentures, domestic bank certificates of deposit and bankers' acceptances of domestic banks with assets of $500 million or more and having deposits insured by the Federal Deposit Insurance Corporation, commercial paper and repurchase agreements. The taxable securities are subject to the same rating requirements applicable to the Municipal Securities in which the Fund invests, including, in the case of unrated securities, that such obligations be in the opinion of the Adviser of comparable quality.


     United States Government securities include obligations issued or guaranteed as to principal and interest by the United States Government, its agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the United States Government, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the United States Government, (c) discretionary authority of the United States Government agency or instrumentality or (d) the credit of the instrumentality. Such agencies or instrumentalities include, but are not limited to, the Federal National Mortgage Association, the Government National Mortgage Association, Federal Land Banks, and the Farmer's Home Administration. The Fund may not invest in any security issued by a commercial bank unless the bank is organized and operating in the United States and has total assets of at least $500 million and is a member of the Federal Deposit Insurance Corporation.


REPURCHASE AGREEMENTS


     The Fund may enter into repurchase agreements with domestic banks or broker-dealers. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser's holding period. Repurchase agreements are collateralized by the underlying debt securities and may be considered to be loans under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement is required to maintain the value of the underlying securities marked to market daily at not less than the repurchase price. The underlying securities (securities of the U.S. Government, or its agencies and instrumentalities) may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and loss including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible lack of access to income on the underlying security during this period and (c) expenses of enforcing its rights. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid security owned by the Fund, exceeds 10% of the value of its net assets. See "Investment Practices -- Repurchase Agreements" in the Prospectus for further information.


FUTURES CONTRACTS AND RELATED OPTIONS

FUTURES CONTRACTS

     A municipal bond futures contract is an agreement pursuant to which two parties agree to take and make delivery of an amount of cash equal to a specified dollar amount times the differences between The Bond Buyer Municipal Bond Index (the "Index") value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. The Index is a price-weighted measure of the market value of 40 large sized, recent issues of tax-exempt bonds.

     An interest rate futures contract is an agreement pursuant to which a party agrees to take or make delivery of a specified debt security (such as U.S. Treasury bonds or notes) at a specified future time and at a specified price.


     Initial and Variation Margin. In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale of a futures contract. Initially, the Fund is required to deposit with its Custodian in an account in the broker's name an amount of cash or liquid securities equal to not more than 5% of the contract amount. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract and satisfaction of its contractual obligations. Subsequent payments to and from the broker, called variation margin, are made on a daily basis as the price of the underlying securities or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to market.


     For example, when a Fund purchases a futures contract and the price of the underlying security or index rises, that position increases in value, and the Fund receives from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund purchases a futures contract and the value of the underlying security or index declines, the position is less valuable, and the Fund is required to make a variation margin payment to the broker.

     At any time prior to expiration of the futures contract, the Fund may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.


     Futures Strategies. When the Fund anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when the Fund is otherwise fully invested ("anticipatory hedge"). Such purchase of a futures contract serves as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The Fund may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Fund's securities ("defensive hedge"). To the extent that the Fund's portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts substantially reduces the risk to the Fund of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the Fund with attendant transaction costs.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or related options, the Fund could experience delays or losses in liquidating open positions purchased or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Adviser.


     Special Risks Associated with Futures Transactions. There are several risks connected with the use of futures contracts as a hedging device. These include the risk of imperfect correlation between movements in the price of the futures contracts and of the underlying securities, the risk of market distortion, the illiquidity risk and the risk of error in anticipating price movement.

     There may be an imperfect correlation (or no correlation) between movements in the price of the futures contracts and of the securities being hedged. The risk of imperfect correlation increases as the composition of the securities being hedged diverges from the securities upon which the futures contract is based. If the price of the futures contract moves less than the price of the securities being hedged, the hedge will not be fully effective. To compensate for the imperfect correlation, the Fund could buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is greater than the historical volatility of the securities underlying the futures contact. Conversely, the Fund could buy or sell futures contracts in a lesser dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is less than the historical volatility of the securities underlying the futures contract. It is also possible that the value of futures contracts held by the Fund could decline at the same time as portfolio securities being hedged; if this occurred, the Fund would lose money on the futures contract in addition to suffering a decline in value in the portfolio securities being hedged.

     There is also the risk that the price of futures contracts may not correlate perfectly with movements in the securities or index underlying the futures contract due to certain market distortions. First, all participants in the futures market are subject to margin depository and maintenance requirements. Rather than meet additional margin depository requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the futures market and the securities or index underlying the futures contract. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions. Due to the possibility of price distortion in the futures markets and because of the imperfect correlation between movements in futures contracts and movements in the securities underlying them, a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction judged over a very short time frame.

     There is also the risk that futures markets may not be sufficiently liquid. Futures contracts may be closed out only on an exchange or board of trade that provides a market for such futures contracts. Although the Fund intends to purchase or sell futures only on exchanges and boards of trade where there appears to be an active secondary market, there can be no assurance that an active secondary market will exist for any particular contract or at any particular time. In the event of such illiquidity, it might not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily payments of variation margin. Since the securities being hedged would not be sold until the related futures contract is sold, an increase, if any, in the price of the securities may to some extent offset losses on the related futures contract. In such event, the Fund would lose the benefit of the appreciation in value of the securities.

     Successful use of futures is also subject to the Adviser's ability to correctly predict the direction of movements in the market. For example, if the Fund hedges against a decline in the market, and market prices instead advance, the Fund will lose part or all of the benefit of the increase in value of its securities holdings because it will have offsetting losses in futures contracts. In such cases, if the Fund has insufficient cash, it may have to sell portfolio securities at a time when it is disadvantageous to do so in order to meet the daily variation margin.

     The Fund could engage in transactions involving futures contracts and related options in accordance with the rules and interpretations of the Commodity Futures Trading Commission ("CFTC") under which the

Fund would be exempt from registration as a "commodity pool." CFTC regulations require, among other things, (i) that futures and related options be used solely for bona fide hedging purposes (or meet certain conditions as specified in CFTC regulations) and (ii) that the Fund not enter into futures and related options for which the aggregate initial margin and premiums exceed 5% of the fair market value of the Fund's assets. In order to minimize leverage in connection with the purchase of futures contracts by the Fund, an amount of cash or liquid securities equal to the market value of the obligation under the futures contracts (less any related margin deposits) will be maintained in a segregated account with the custodian.


OPTIONS ON FUTURES CONTRACTS


     The Fund could also purchase and write options on futures contracts. An option on a futures contract gives the purchase the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option period. As a writer of an option on a futures contract, the Fund would be subject to initial margin and maintenance requirements similar to those applicable to futures contracts. In addition, net option premiums received by the Fund are required to be included in initial margin deposits. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The Fund could purchase put options on futures contracts in lieu of, and for the same purpose as it could sell, a futures contract. The purchase of call options on futures contracts would be intended to serve the same purpose as the actual purchase of the futures contract.


     Risks of Transactions in Options on Futures Contracts. In addition to the risks described above which apply to all options transactions, there are several special risks relating to options on futures. The Adviser will not purchase options on futures on any exchange unless in the Adviser's opinion, a liquid secondary exchange market for such options exists. Compared to the use of futures, the purchase of options on futures involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances, such as when there is no movement in the level of the index or in the price of the underlying security, when the use of an option on a future would result in a loss to the Fund when the use of a future would not.


ADDITIONAL RISKS OF FUTURES CONTRACTS AND RELATED OPTIONS



     Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Option positions of all investment companies advised by the Adviser are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.


     Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices would move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

INVESTMENT RESTRICTIONS


     The Fund has adopted the following restrictions which, along with its investment objective, may not be changed without approval by the vote of a majority of its outstanding voting shares, which is defined by the 1940 Act as the lesser of (i) 67% or more of the voting securities present in person or by proxy at the meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities. In addition to the fundamental investment limitations set forth in the Prospectus, a Fund shall not:


      1. Purchase or hold securities of any issuer if any of the Fund's officers or trustees, or officers or directors of its investment adviser, who beneficially owns more than 1/2% of the securities of that issuer, together own beneficially more than 5% of the securities of such issuer;

      2. Purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by the Fund of an initial or maintenance margin in connection with futures contracts or related option transactions is not considered the purchase of a security on margin;

      3. Sell securities short, except to the extent that the Fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

      4. Make loans of money or securities to other persons except that the Fund may purchase or hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies;

      5. Invest in real estate or mortgage loans (but this shall not prevent the Fund from investing in Municipal Securities or Temporary Investments secured by real estate or interests therein); or in interests in oil, gas, or other mineral exploration or development programs; or in any security not payable in United States currency;


      6. Invest more than 10% of the value of its net assets in securities which are illiquid, including securities restricted as to disposition under the Securities Act of 1933 (except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the Securities and Exchange Commission (the "SEC") under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act) and including repurchase agreements maturing in more than 7 days;



      7. Invest in securities of any one issuer with a record of less than 3 years of continuous operation, including predecessors, except obligations issued or guaranteed by the United States Government or its agencies or Municipal Securities (except that in the case of industrial revenue bonds, this restriction shall apply to the entity supplying the revenues from which the issue is to be paid), if such investments by the Fund would exceed 5% of the value of its total assets (taken at market value), except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;


      8. Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 by virtue of disposing of portfolio securities;


      9. Invest in securities other than Municipal Securities, Temporary Investments (as defined herein), stand-by commitments, futures contracts described in the next paragraph and options on such contracts or securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;

     10. Purchase or sell commodities or commodity contracts except that the Fund may purchase, hold and sell listed futures contracts related to U.S. Government securities, Municipal Securities or to an index of Municipal Securities;


     11. Invest more than 5% of its total assets at market value at the time of purchase in the securities of any one issuer (other than obligations of the United States Government or any agency or instrumentality thereof) except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;


     12. Borrow money, except that the Fund may borrow from banks to meet redemptions or for other temporary or emergency purposes, with such borrowing not to exceed 5% of the total assets of the Fund at market value at the time of borrowing. Any such borrowing may be secured provided that not more than 10% of the total assets of the Fund at market value at the time of pledging may be used as security for such borrowings;


     13. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided that this limitation shall not apply to Municipal Securities or governmental guarantees of Municipal Securities; and provided, further, that for the purpose of this limitation only, industrial development bonds that are considered to be issued by non-governmental users shall not be deemed to be Municipal Securities; and provided, further, that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act; or


     14. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (i) making and collateralizing any permitted borrowings, (ii) making any permitted loans of its portfolio securities, or (iii) entering into repurchase agreements, utilizing options, futures contracts, options on futures contracts and other investment strategies and instruments that would be considered "senior securities" but for the maintenance by the Fund of a segregated account with its custodian or some other form of "cover".


     Because of the nature of the securities in which the Fund may invest, the Fund may not invest in voting securities or invest for the purpose of exercising control or management. If a percentage restriction is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value will not constitute a violation of such restriction.



TRUSTEES AND OFFICERS



     The tables below list the trustees and officers of the Trust (of which the Fund is a separate series) and their principal occupations for the last five years and their affiliations, if any, with Van Kampen American Capital Investment Advisory Corp. (the "VK Adviser"), Van Kampen American Capital Asset Management, Inc. (the "Adviser" or the "AC Adviser"), Van Kampen American Capital Distributors, Inc. (the "Distributor"), Van Kampen American Capital, Inc. ("Van Kampen American Capital"), VK/AC Holding, Inc. or ACCESS Investor Services, Inc. ("ACCESS"). For purposes hereof, the terms "Van Kampen American Capital Funds" or "Fund Complex" includes each of the open-end investment companies advised by the VK Adviser and each of the open-end investment companies advised by the AC Adviser (excluding the Van Kampen American Capital Exchange Fund and the Common Sense Trust).



                                    TRUSTEES



                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
J. Miles Branagan.........................  Co-founder, Chairman, Chief Executive Officer and
1632 Morning Mountain Road                  President of MDT Corporation, a company which develops
Raleigh, NC 27614                           manufactures, markets and services medical and scientific
  Date of Birth: 07/14/32                   equipment. Trustee of each of the Van Kampen American
                                            Capital Funds.
Linda Hutton Heagy........................  Managing Partner, Paul Ray Berndtson, an executive
10 South Riverside Plaza                    recruiting and management consulting firm. Formerly,
Suite 720                                   Executive Vice President of ABN AMRO, N.A., a Dutch bank
Chicago, IL 60606                           holding company. Prior to 1992, Executive Vice President
  Date of Birth: 06/03/48                   of La Salle National Bank. Trustee of each of the Van
                                            Kampen American Capital Funds.
R. Craig Kennedy..........................  President and Director, German Marshall Fund of the
11 DuPont Circle, N.W.                      United States. Formerly, advisor to the Dennis Trading
Washington, D.C. 20036                      Group Inc. Prior to 1992, President and Chief Executive
  Date of Birth: 02/29/52                   Officer, Director and member of the Investment Committee
                                            of the Joyce Foundation, a private foundation. Trustee of
                                            each of the Van Kampen American Capital Funds.
Dennis J. McDonnell*......................  President, Chief Operating Officer and a Director of the
One Parkview Plaza                          VK Adviser, the AC Adviser, Van Kampen American Capital
Oakbrook Terrace, IL 60181                  Advisors, Inc. and Van Kampen American Capital
  Date of Birth: 05/20/42                   Management, Inc. Executive Vice President and a Director
                                            of VK/AC Holding, Inc. and Van Kampen American Capital.
                                            President and Director of Van Kampen Merritt Equity
                                            Advisors Corp. Director of Van Kampen Merritt Equity
                                            Holdings Corp. Director of McCarthy, Crisanti & Maffei,
                                            Inc. Prior to September 1996, Chief Executive Officer of
                                            McCarthy, Crisanti & Maffei, Inc. and Chairman and
                                            Director of MCM Asia Pacific Company, Limited. Prior to
                                            July 1996, President, Chief Operating Officer and Trustee
                                            of VSM Inc. and VCJ Inc. President, Chief Executive
                                            Officer and Trustee of each of the Van Kampen American
                                            Capital Funds. President and Trustee of each of the Van
                                            Kampen American Capital Funds. President, Chairman of the
                                            Board and Trustee of other investment companies advised
                                            by the VK Adviser. Executive Vice President of other
                                            investment companies advised by the AC Adviser.
Jack E. Nelson............................  President of Nelson Investment Planning Services, Inc., a
423 Country Club Drive                      financial planning company and registered investment
Winter Park, FL 32789                       adviser. President of Nelson Investment Brokerage
  Date of Birth: 02/13/36                   Services Inc., a member of the National Association of
                                            Securities Dealers, Inc. ("NASD") and Securities
                                            Investors Protection Corp. ("SIPC"). Trustee of each of
                                            the Van Kampen American Capital Funds.
Jerome L. Robinson........................  President of Robinson Technical Products Corporation, a
115 River Road                              manufacturer and processor of welding alloys, supplies
Edgewater, NJ 07020                         and equipment. Director of Pacesetter Software, a
  Date of Birth: 10/10/22                   software programming company specializing in white collar
                                            productivity. Director of Panasia Bank. Trustee of each
                                            of the Van Kampen American Capital Funds.

Fernando Sisto............................  George M. Bond Chaired Professor and, prior to 1995, Dean of Graduate
155 Hickory Lane                            School and Chairman, Department of Mechanical Engineering, Stevens
Closter, NJ 07624-2322                      Institute of Technology. Director of Dynalysis of Princeton, a firm
  Date of Birth: 08/02/24                   engaged in engineering research. Trustee of each of the Van Kampen
                                            American Capital Funds.
Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom
333 West Wacker Drive                       (Illinois), legal counsel to the Van Kampen American Capital Funds, The
Chicago, IL 60606                           Explorer Institutional Trust and the closed-end investment companies
  Date of Birth: 08/22/39                   advised by the VK Adviser. Trustee of each of the Van Kampen American
                                            Capital Funds, The Explorer Institutional Trust and the closed-end investment companies advised by the VK Adviser.


---------------

* Such trustees are "interested persons" (within the meaning of Section 2(a)(19) of the 1940 Act).

                                    OFFICERS



     The address for Curtis W. Morell, Alan T. Sachtleben, Paul R. Wolkenberg, Tanya M. Loden, Huey P. Falgout, Jr. and Robert Sullivan is 2800 Post Oak Blvd., Houston, TX 77056. The address for Peter W. Hegel, Ronald A. Nyberg, Edward C. Wood III, John L. Sullivan, Nicholas Dalmaso, Scott E. Martin, Weston B. Wetherell and Steven M. Hill is One Parkview Plaza, Oakbrook Terrace, IL 60181.



                                     POSITIONS AND                     PRINCIPAL OCCUPATIONS
        NAME AND AGE               OFFICES WITH FUND                    DURING PAST 5 YEARS
        ------------               -----------------                   ---------------------
Peter W. Hegel..............  Vice President                Executive Vice President of the VK Adviser,
  Date of Birth: 06/25/56                                   AC Adviser, Van Kampen American Capital
                                                            Management, Inc. and Van Kampen American
                                                            Capital Advisors, Inc. Prior to September
                                                            1996, Director of McCarthy, Crisanti &
                                                            Maffei, Inc. Prior to July 1996, Director
                                                            of VSM Inc. Vice President of each of the
                                                            Van Kampen American Capital Funds and other
                                                            investment companies advised by the VK
                                                            Adviser and the AC Adviser.

Curtis W. Morell............  Vice President and Chief      Senior Vice President of the VK Adviser and
  Date of Birth: 08/04/46     Accounting Officer            the AC Adviser. Vice President and Chief
                                                            Accounting Officer of each of the Van
                                                            Kampen American Capital Funds and other
                                                            investment companies advised by the VK
                                                            Adviser and AC Adviser.

Ronald A. Nyberg............  Vice President and Secretary  Executive Vice President, General Counsel
  Date of Birth: 07/29/53                                   and Secretary of Van Kampen American
                                                            Capital and VK/AC Holding, Inc. Executive
                                                            Vice President, General Counsel and a
                                                            Director of the Distributor, the VK
                                                            Adviser, the AC Adviser, Van Kampen
                                                            American Capital Management, Inc., Van
                                                            Kampen Merritt Equity Advisors Corp. and
                                                            Van Kampen Merritt Equity Holdings Corp.
                                                            Executive Vice President, General Counsel
                                                            and Assistant Secretary of Van Kampen
                                                            American Capital Advisors, Inc., American
                                                            Capital Contractual Services, Inc., Van
                                                            Kampen American Capital Exchange
                                                            Corporation, Van Kampen American Capital
                                                            Services, Inc. and ACCESS. Executive Vice
                                                            President, General Counsel, Assistant
                                                            Secretary and Director of Van Kampen
                                                            American Capital Trust Company. Director of
                                                            ICI Mutual Insurance Co., a provider of
                                                            insurance to members of the Investment
                                                            Company Institute. Prior to September 1996,
                                                            General Counsel of McCarthy, Crisanti &
                                                            Maffei, Inc. Prior to July 1996, Executive
                                                            Vice President and General Counsel of VSM
                                                            Inc. and VCJ Inc. Vice President and
                                                            Secretary of each of the Van Kampen
                                                            American Capital Funds and other investment
                                                            companies advised by the VK Adviser and AC
                                                            Adviser.

                                     POSITIONS AND                     PRINCIPAL OCCUPATIONS
        NAME AND AGE               OFFICES WITH FUND                    DURING PAST 5 YEARS
        ------------               -----------------                   ---------------------

Alan T. Sachtleben..........  Vice President                Executive Vice President of the VK Adviser
  Date of Birth: 04/20/42                                   and Van Kampen American Capital Management,
                                                            Inc. Executive Vice President and a
                                                            Director of the AC Adviser and Van Kampen
                                                            American Capital Advisors, Inc. Vice
                                                            President of each of the Van Kampen
                                                            American Capital Funds and other investment
                                                            companies advised by the VK Adviser and AC
                                                            Adviser.

Paul R. Wolkenberg..........  Vice President                Executive Vice President of VK/AC Holding,
  Date of Birth: 11/10/44                                   Inc., Van Kampen American Capital, the
                                                            Distributor and the AC Adviser. President,
                                                            Chief Executive Officer and a Director of
                                                            Van Kampen American Capital Trust Company
                                                            and ACCESS. Director of American Capital
                                                            Contractual Services, Inc. Vice President
                                                            of each of the Van Kampen American Capital
                                                            Funds and other investment companies
                                                            advised by the VK Adviser and AC Adviser.

Edward C. Wood III..........  Vice President and Chief      Senior Vice President of the VK Adviser,
  Date of Birth: 01/11/56     Financial Officer             the AC Adviser and Van Kampen American
                                                            Capital Management, Inc. Vice President and
                                                            Chief Financial Officer of each of the Van
                                                            Kampen American Capital Funds and other
                                                            investment companies advised by the VK
                                                            Adviser and the AC Adviser.

John L. Sullivan............  Treasurer                     First Vice President of the VK Adviser and
  Date of Birth: 08/20/55                                   the AC Adviser. Treasurer of each of the
                                                            Van Kampen American Capital Funds and other
                                                            investment companies advised by the VK
                                                            Adviser and the AC Adviser.

Tanya M. Loden..............  Controller                    Vice President of the VK Adviser and the AC
  Date of Birth: 11/19/59                                   Adviser. Controller of each of the Van
                                                            Kampen American Capital Funds and other
                                                            investment companies advised by the VK
                                                            Adviser and AC Adviser.

Nicholas Dalmaso............  Assistant Secretary           Assistant Vice President and Senior
  Date of Birth: 03/01/65                                   Attorney of Van Kampen American Capital.
                                                            Assistant Vice President and Assistant
                                                            Secretary of the Distributor, the VK
                                                            Adviser, the AC Adviser and Van Kampen
                                                            American Capital Management, Inc. Assistant
                                                            Vice President of Van Kampen American
                                                            Capital Advisors, Inc. Assistant Secretary
                                                            of each of the Van Kampen American Capital
                                                            Funds and other investment companies
                                                            advised by the VK Adviser and the AC
                                                            Adviser. Prior to May 1992, attorney for
                                                            Cantwell & Cantwell, a Chicago law firm.

                                     POSITIONS AND                     PRINCIPAL OCCUPATIONS
        NAME AND AGE               OFFICES WITH FUND                    DURING PAST 5 YEARS
        ------------               -----------------                   ---------------------
Huey P. Falgout, Jr.........  Assistant Secretary           Assistant Vice President and Senior
  Date of Birth: 11/15/63                                   Attorney of Van Kampen American Capital.
                                                            Assistant Vice President and Assistant
                                                            Secretary of the Distributor, the VK
                                                            Adviser, the AC Adviser, Van Kampen
                                                            American Capital Management, Inc., Van
                                                            Kampen American Capital Advisors, Inc.,
                                                            American Capital Contractual Services,
                                                            Inc., Van Kampen American Capital Exchange
                                                            Corporation and ACCESS. Assistant Secretary
                                                            of each of the Van Kampen American Capital
                                                            Funds and other investment companies
                                                            advised by the VK Adviser and AC Adviser.

Scott E. Martin.............  Assistant Secretary           Senior Vice President, Deputy General
  Date of Birth: 08/20/56                                   Counsel and Assistant Secretary of Van
                                                            Kampen American Capital and VK/AC Holding,
                                                            Inc. Senior Vice President, Deputy General
                                                            Counsel and Secretary of the VK Adviser,
                                                            the AC Adviser, the Distributor, Van Kampen
                                                            American Capital Management, Inc., Van
                                                            Kampen American Capital Advisors, Inc.,
                                                            American Capital Contractual Services,
                                                            Inc., Van Kampen American Capital Exchange
                                                            Corporation, Van Kampen American Capital
                                                            Services, Inc., ACCESS, Van Kampen Merritt
                                                            Equity Advisors Corp. and Van Kampen
                                                            Merritt Equity Holdings Corp. Prior to
                                                            September 1996, Deputy General Counsel and
                                                            Secretary of McCarthy, Crisanti & Maffei,
                                                            Inc. Prior to July 1996, Senior Vice
                                                            President, Deputy General Counsel and
                                                            Secretary of VSM Inc. and VCJ Inc.
                                                            Assistant Secretary of each of the Van
                                                            Kampen American Capital Funds and other
                                                            investment companies advised by the VK
                                                            Adviser and the AC Adviser.

Weston B. Wetherell.........  Assistant Secretary           Vice President, Associate General Counsel
  Date of Birth: 06/15/56                                   and Assistant Secretary of Van Kampen
                                                            American Capital, the VK Adviser, the AC
                                                            Adviser, the Distributor, Van Kampen
                                                            American Capital Management, Inc. and Van
                                                            Kampen American Capital Advisors, Inc.
                                                            Assistant Secretary of each of the Van
                                                            Kampen American Capital Funds and other
                                                            investment companies advised by the VK
                                                            Adviser and the AC Adviser.

Steven M. Hill..............  Assistant Treasurer           Assistant Vice President of the VK Adviser
  Date of Birth: 10/16/64                                   and AC Adviser. Assistant Treasurer of each
                                                            of the Van Kampen American Capital Funds
                                                            and other investment companies advised by
                                                            the VK Adviser and the AC Adviser.

Robert Sullivan..............  Assistant Controller         Assistant Vice President of the VK Adviser and the AC
  Date of Birth: 03/30/33                                   Adviser. Assistant Controller of each of the Van
                                                            Kampen American Capital Funds and other investment
                                                            companies advised by the VK Adviser and the AC
                                                            Adviser.



     Each of the foregoing trustees and officers holds the same position with each of the funds in the Fund Complex. As of December 31, 1996, there were 51 funds in the Fund Complex. Each trustee who is not an affiliated person of the VK Adviser, the AC Adviser, the Distributor or Van Kampen American Capital (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees to defer receipt of his or her compensation and earn a return on such deferred amounts based upon the return of the common shares of the funds in the Fund Complex as more fully described below. Each fund in the Fund Complex also provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.



     The compensation of each Non-Affiliated Trustee includes a retainer by the funds in the Fund Complex advised by the AC Adviser (the "AC Funds") in an amount equal to $35,000 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. The AC Funds pay each Non-Affiliated Trustee a per meeting fee in the amount of $2,000 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee. Payment of the annual retainer and the regular meeting fee is allocated among the AC Funds (i) 50% on the basis of the relative net assets of each AC Fund to the aggregate net assets of all the AC Funds and (ii) 50% equally to each AC Fund, in each case as of the last business day of the preceding calendar quarter. Each AC Fund participating in any special meeting of the trustees generally pays each Non-Affiliated Trustee a per meeting fee in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.



     The trustees approved an aggregate compensation cap with respect to funds in the Fund Complex of $84,000 per Non-Affiliated Trustee per year (excluding any retirement benefits) for the period July 22, 1995 through December 31, 1996, subject to the net assets and the number of funds in the Fund Complex as of July 21, 1995 and certain other exceptions. In addition, each of the VK Adviser or the AC Adviser, as the case may be, agreed to reimburse each fund in the Fund Complex through December 31, 1996 for any increase in the aggregate trustee's compensation over the aggregate compensation paid by such fund in its 1994 fiscal year, provided that if a fund did not exist for the entire 1994 fiscal year appropriate adjustments will be made.



     Each Non-Affiliated Trustee can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.



     The Fund adopted a retirement plan on January 25, 1996. Under the Fund's retirement plan, a Non-Affiliated Trustee who is receiving trustee's fees from the Fund prior to such Non-Affiliated Trustee's retirement, has at least ten years of service and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such trustee's retirement. Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from a series. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year. The AC Adviser is reimbursing the Fund for expenses related to the retirement plan through December 31, 1996.



     Additional information regarding compensation and benefits for trustees is set forth below. The "Registrant" is the Trust, which currently consists of one operating series. As indicated in the notes accompanying the table, the amounts relate to either the Registrant's last fiscal year ended November 30, 1996 or the Fund Complex' last calendar year ended December 31, 1996.



                               COMPENSATION TABLE



                                                                                 ESTIMATED          TOTAL
                                                               PENSION OR         ANNUAL        COMPENSATION
                                            AGGREGATE          RETIREMENT        BENEFITS      BEFORE DEFERRAL
                                           COMPENSATION     BENEFITS ACCRUED       FROM        FROM REGISTRANT
                                         BEFORE DEFERRAL       AS PART OF       REGISTRANT        AND FUND
                                               FROM            REGISTRANT          UPON        COMPLEX PAID TO
                NAME(1)                   REGISTRANT(2)       EXPENSES(3)      RETIREMENT(4)     TRUSTEE(5)
                -------                  ---------------    ----------------   -------------   ---------------
J. Miles Branagan......................        2,555              $-0-             $2,500         $104,875
Philip P. Gaughan......................          780               -0-                -0-           16,875
Linda Hutton Heagy.....................        2,555               -0-              2,500          104,875
Dr. Roger Hilsman......................        2,555               -0-              2,500          103,750
R. Craig Kennedy.......................        2,555               -0-              2,500          104,875
Donald C. Miller.......................        2,555               -0-                -0-          104,875
Jack E. Nelson.........................        2,555               -0-              2,500           97,875
David Rees.............................          960               -0-              2,500           22,000
Jerome L. Robinson.....................        2,555               -0-                -0-          101,625
Lawrence J. Sheehan....................          960               -0-                -0-           22,000
Dr. Fernando Sisto.....................        2,555               -0-              2,500          104,875
Wayne W. Whalen........................        2,555               -0-              2,500          104,875
William S. Woodside....................        2,555               -0-              2,500          104,875


---------------

(1) Mr. McDonnell, a trustee of the Trust, is an affiliated person of the VK Adviser and AC Adviser and is not eligible for compensation or retirement benefits from the Registrant. Mr. McDonnell was appointed to the Board of Trustees on January 30, 1996. Mr. Don G. Powell resigned from the Board of Trustees on August 15, 1996, and did not receive any compensation or benefits from the Fund while a trustee because he was an affiliated person of the VK Adviser and AC Adviser. Messrs. Gaughan and Rees retired from the Board of Trustees on January 26, 1996 and January 29, 1996, respectively. Mr. Sheehan was removed from the Board of Trustees effective January 29, 1996. Messrs. Hilsman, Miller and Woodside retired from the Board of Trustees on December 31, 1996.



(2) The amounts shown in this column are aggregated from the compensation paid by each series in operation during the Registrant's fiscal year ended November 30, 1996 before deferral by the trustees under the deferred compensation plan. The following trustees deferred all or a portion of their compensation from the Registrant during the fiscal year ended November 30, 1996: Mr. Branagan, $635; Mr. Gaughan, $780; Ms. Heagy, $2,105; Mr. Kennedy, $1,440; Mr. Miller, $2,555; Mr. Nelson, $2,555; Mr. Robinson, $2,555; and
    Mr. Whalen, $2,555. The cumulative deferred compensation (including interest) accrued with respect to each trustee from the Registrant as of November 30, 1996 is as follows: Mr. Branagan, $612; Mr. Gaughan, $751; Ms. Heagy, $2,212; Mr. Kennedy, $1,541; Mr. Miller, $2,737; Mr. Nelson, $2,838;
    Mr. Robinson, $2,676; Dr. Sisto, $1,828; and Mr. Whalen, $2,837. The deferred compensation plan is described above the Compensation Table. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation.



(3) The amounts shown in this column are zero in the Fund's fiscal year ended November 30, 1996 because the Adviser agreed to reimburse the Fund for expenses related to the retirement plan through December 31, 1996. Absent such reimbursement, the aggregate expenses of the Fund for all trustees would have been approximately $17,000 in its fiscal year ended November 30, 1996. The Retirement Plan is described above the Compensation Table.



(4) The amounts shown in this column are the estimated annual benefits payable by the Registrant in each year of the 10-year period commencing in the year of such trustee's retirement from the Registrant (based on $2,500 per series for each series of the Registrant in operation) assuming: the trustee has 10 or more years of service on the Board of the respective series and retires at or after attaining the age of 60. The actual annual benefit may be less if the trustee is subject to the Fund Complex retirement benefit cap or if the trustee is not fully vested at the time of retirement.



(5) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 1996, before deferral by the trustees under the deferred compensation plan. The following trustees deferred compensation paid by the Registrant and the Fund Complex during the calendar year ended December 31, 1996: Mr. Gaughan, $15,625; Ms. Heagy, $68,750; Mr. Kennedy, $44,000; Mr. Miller, $97,375; Mr. Nelson,
    $97,375; Mr. Rees, $15,070; Mr. Robinson, $94,250; and Mr. Whalen, $97,375.
    The deferred compensation earns a rate of return determined by reference to the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The trustees' Fund Complex compensation cap covered the period July 22, 1995 through December 31, 1996. For the calendar year ended December 31, 1996, certain trustees received compensation over $84,000 in the aggregate due to compensation received but not subject to the cap, including compensation from new funds added to the Fund Complex after July 22, 1995 and certain special meetings in December 1995 and 1996. The VK Adviser, AC Adviser and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Messrs. McDonnell and Whalen, the trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the VK Adviser, AC Adviser and their affiliates, Mr. Whalen received Total Compensation of $243,375 during the calendar year ended December 31, 1996.



     As of March 14, 1997, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund. As of March 14, 1997, no trustee or officer of the Fund owns or would be able to acquire 5% or more of the common stock of VK/AC Holding, Inc. Mr. McDonnell owns, or has the opportunity to purchase, an equity interest in VK/AC Holding, Inc., the parent company of Van Kampen American Capital, and has entered into an employment contract (for a term until February 17, 1998) with Van Kampen American Capital.



LEGAL COUNSEL



     Skadden, Arps, Slate, Meagher & Flom (Illinois).


INVESTMENT ADVISORY AGREEMENT

     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. The Adviser is responsible for obtaining and evaluating economic, statistical, and financial data and for formulating and implementing investment programs in furtherance of the Fund's investment objectives. The Adviser also furnishes at no cost to the Fund (except as noted herein) the services of sufficient executive and clerical personnel for the Fund as are necessary to prepare registration statements, prospectuses, shareholder reports, and notices and proxy solicitation materials. In addition, the Adviser furnishes at no cost to the Fund the services of a President of the Fund, one or more Vice Presidents as needed, and a Secretary.

     Under the Advisory Agreement, the Fund bears the cost of its accounting services, which includes maintaining its financial books and records and calculating the daily net asset value of the Fund. The costs of such accounting services include the salaries and overhead expenses of a Treasurer or other principal financial officer and the personnel operating under his direction. The services are provided at cost which is allocated among the investment companies advised by the Adviser. The Fund also pays transfer agency fees, distribution fees, service fees, custodian fees, legal fees, the costs of reports to shareholders and all other ordinary expenses not specifically assumed by the Adviser.

     Under the Advisory Agreement, the Fund pays to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it a fee payable monthly computed on average daily net assets of the Fund at an annual rate of 0.60% of the first $300 million of aggregate average net assets, 0.55% of the next $300 million of aggregate average net assets and 0.50% of aggregate average net assets in excess of $600 million.

     The Adviser has entered into a subadvisory agreement (the "Subadvisory Agreement") with the Subadviser to assist it in performing its investment advisory function with respect to the Fund. Pursuant to the Subadvisory Agreement, the Subadviser receives a fee payable monthly computed on average daily net assets of the Fund at an annual rate of 0.40% of the first $20 million of average daily net assets, 0.25% of the next $30 million of average daily net assets and 0.15% of the excess over $50 million.


     The average daily net assets are determined by taking the average of all of the determinations of the net assets for each business day during a given calendar month. Such fees are payable for each calendar month as soon as practicable after the end of that month. The fee payable to the Adviser is reduced by any commissions, tender solicitation and other fees, brokerage or similar payments received by the Adviser or any other direct or indirect majority-owned subsidiary of VK/AC Holding, Inc., in connection with the purchase and sale of portfolio investments of the Fund, less any direct expenses incurred by such subsidiary of VK/AC Holding, Inc. in connection with obtaining such payments. The Adviser shall use its best efforts to recapture all available tender solicitation fees and exchange offer fees in connection with each of the Fund's transactions and shall advise the Trustees of the Fund of any other commissions, fees, brokerage or similar payments which may be possible under applicable laws for the Adviser or any other direct or indirect majority owned subsidiary of VK/AC Holding, Inc. to receive in connection with the Fund's portfolio transactions or other arrangements which may benefit the Fund.


     The Advisory Agreement also provides that, in the event the ordinary business expenses of the Fund for any fiscal year exceed 0.95% of the average daily net assets, the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the year. Ordinary business expenses do not include (1) interest and taxes, (2) brokerage commissions, (3) payments made pursuant to Distribution Plan (described herein), (4) certain litigation and indemnification expenses as described in the Advisory Agreement, and (5) insurance premiums paid by the Fund to insure the timely payment of principal and interest on its portfolio obligations. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any actions or omissions if it acted in good faith without negligence or misconduct.


     For the period ended December 1, 1987 to March 31, 1990, in addition to the contractual expense limitation, the Adviser elected to reimburse the Fund for all ordinary business expenses, exclusive of taxes and interest, in excess of 0.85% of the average daily net assets.

     The following table shows expenses payable under the Advisory Agreement during the fiscal years ending November 30, 1994, 1995 and 1996.


 FISCAL YEAR ENDING
  11/30/94:
 ------------------
Gross Advisory Fees                                           $3,172,407
Accounting Services                                           $  163,929
Contractual Expense Reimbursement                             $      -0-

 FISCAL YEAR ENDING
    11/30/95:
 ------------------
Gross Advisory Fees                                           $3,906,255
Accounting Services                                           $  158,098
Contractual Expense Reimbursement                             $    8,371

 FISCAL YEAR ENDING
    11/30/96:
 ------------------
Gross Advisory Fees                                           $4,757,392
Accounting Services                                           $  208,513
Voluntary Expense Reimbursement                               $   17,000


     The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Trust's Trustees or (ii) by vote of a majority of the Trust's outstanding voting securities, and (b) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 30 days' written notice.

DISTRIBUTOR


     The Distributor acts as the principal underwriter of the shares of the Fund pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through dealers. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs, including the cost of sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved
(a) by the Fund's Trustees or by a vote of a majority of the Fund's outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days' written notice.



     For the fiscal years ending November 30, 1994, 1995 and 1996, total underwriting commissions on the sale of shares of the Fund were $2,667,572, $3,369,458 and $5,191,191, respectively. Of such totals, the amount retained by the Distributor was $27,152, $399,162 and $587,095, respectively. The remainder was reallowed to dealers. For the fiscal years ended November 30, 1994 and 1995, dealer reallowances of $81,508 and $173,684, respectively, were received by Advantage Capital Corporation. During the fiscal year ended November 30, 1996, Advantage Capital Corporation ceased to be an affiliated dealer of the Fund.



DISTRIBUTION AND SERVICE PLANS



     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans". The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through an agreement (the "Distribution and Service Agreement") with the Distributor of each class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."



     The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.



     For the fiscal year ending November 30, 1996, gross aggregate expenses under the Class A Plan were $1,380,920, or 0.25% of the Class A shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to authorized dealers for servicing Fund shareholders and administering the Class A Plan.



     For the fiscal year ended November 30, 1996, the aggregate expenses under the Class B Plan were $2,708,233, or 1.00%, of the Class B shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $2,031,175 for commissions and transaction fees paid to authorized dealers in respect of sales of Class B shares of the Fund and $677,058 for fees paid to Service Organizations for servicing Class B shareholders and administering the Class B Plan.



     For the fiscal year ended November 30, 1996, the aggregate expenses under the Class C Plan were $389,696, or $1.00% of the Class C shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $389,676 for the commissions and transactions fees paid to authorized dealers in respect of sales of Class C shares of the Fund and $0 for fees paid to authorized dealers for servicing Class C shareholders and administering the Class C Plan.



TRANSFER AGENT



     During the fiscal years ended November 30, 1994, 1995 and 1996, ACCESS, shareholder service agent and dividend disbursing agent for the Fund, received fees of $561,481, $648,335 and $728,605, respectively, for these services. These services are provided at cost plus a profit.


PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Advisers are responsible for decisions to buy and sell securities for the Fund and for the placement of its portfolio business and the negotiation of any commissions, if any, paid on such transactions. As most transactions made by the Fund are principal transactions at net prices, the Fund incurs little or no brokerage costs except for commissions paid with respect to transactions in future contracts and options. Fund securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include the spread between the bid and asked price. Sales to dealers are effected at bid prices.

     The Advisers are responsible for placing portfolio transactions and do so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker/dealers and in negotiating commissions, the Advisers consider the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, consideration may be given to firms which also provide research services to the Fund or the Advisers. No specific value can be assigned to such research services which are furnished without cost to the Advisers. The investment advisory fee is not reduced as a result of the Advisers' receipt of such research services. Services provided may include (a) furnishing advice as to the value of the securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of the accounts, and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Advisers in servicing all of their advisory accounts; not all of such services may be used by the Advisers in connection with the Fund.

     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking best execution of such other policies as the Trustees may determine, the Advisers may consider sales of shares of the Fund as a factor in the selection of firms to execute portfolio transactions for the Fund.

     The Advisers place portfolio transactions for other advisory accounts including other investment companies. The Advisers seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Advisers are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.


     During the fiscal years ended November 30, 1994, 1995 and 1996, the Fund paid $79,957, $38,053 and $0, respectively, in brokerage commissions on portfolio transactions. The negotiated commission paid to an affiliated broker on any transaction would be comparable to that payable to a non-affiliated broker in a similar transaction.


     The Fund conducted no affiliated brokerage transactions through affiliated brokers during the last three fiscal years.


     During the year ended November 30, 1996, the Fund paid $0 in brokerage commissions on transactions totalling $0 to brokers selected primarily on the basis of research services provided to the Adviser.


DETERMINATION OF NET ASSET VALUE


     The net asset value of the shares of the Fund is computed by dividing the value of all securities held by the Fund plus other assets, less liabilities (including accrued expenses), by the number of shares outstanding. Such computation is made as of the close of the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) on each business day on which the Exchange is open.


     Each Fund's investments in bonds are valued by an independent pricing service ("Service"). When, in the judgment of the Service, quoted bid prices for bonds are readily available and are representative of the bid side of the market, these bonds are valued at such quoted bid prices (as obtained by the Service from dealers in such securities). Other bonds are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may employ electronic data processing techniques and/or a matrix system to determine valuations. Options are valued at the last sale price or, if no sales are reported, at the mean between the bid and asked prices. Any bonds which are not valued by the independent pricing service would be valued at fair value using methods determined in good faith by the Trustees. Expenses and fees, including the investment advisory fee are accrued daily and taken into account for the purpose of determining the net asset value of shares of each Fund. Short-term instruments having remaining maturities of 60 days or less are valued at amortized cost.


     The assets belonging to the Class A shares, the Class B shares and the Class C shares of the Fund will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the expenses and liabilities allocated to that class.


PURCHASE AND REDEMPTION OF SHARES


     The following information supplements the section in the Fund's Prospectus captioned "Purchase of Shares."


PURCHASE OF SHARES


     Shares of the Fund are sold in a continuous offering and may be purchased on any business day through authorized dealers.


ALTERNATIVE SALES ARRANGEMENTS


     The Fund issues three classes of shares: Class A shares; Class B shares and Class C shares. The three classes of shares each represent interests in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that Class B shares and Class C shares bear the expenses of the deferred sales arrangements, distribution fees, and any expenses (including higher transfer agency costs) resulting from such sales arrangements, and except that each class has exclusive voting rights with respect to the Rule 12b-1 distribution plan pursuant to which its distribution fees are paid.


INVESTMENTS BY MAIL

     A shareholder investment account may be opened by completing the application accompanying the Prospectus and forwarding the application, through the authorized dealer, to ACCESS, at P.O. Box 419319, Kansas City, Missouri 64141-6319. The account is opened only upon acceptance of the application by ACCESS. The minimum initial investment of at least $500 per class of shares, in the form of a check payable to the Fund, must accompany the application. This minimum may be waived by the Distributor for plans involving continuing investments. Minimum subsequent investments of at least $25 per class of shares may be mailed directly to ACCESS. All such investments are made at the public offering price of the Fund's shares next computed following receipt of payment by ACCESS. Confirmations of the opening of an account and of all subsequent transactions in the account are forwarded by ACCESS to the investor's authorized dealer.

     In processing applications and investments, ACCESS acts as agent for the investor and for the authorized dealer named thereon, and also as agent for the Distributor, in accordance with the terms of the Prospectus. If ACCESS ceases to act as such, a successor company named by the Fund will act in the same capacity so long as the account remains open.


CUMULATIVE PURCHASE DISCOUNT



     The reduced sales charges reflected in the sales charge table as shown in the Prospectus under "Sales Charge Table" apply to purchases of Class A shares of the Fund where the aggregate investment is $100,000 or more. For purposes of determining eligibility for volume discounts, spouses and their children under 21 years of age are treated as a single purchaser, as is a trustee or other fiduciary of a single trust estate or a single fiduciary account. An aggregate investment includes all shares of the Fund and all shares of certain other participating Van Kampen American Capital mutual funds described in the Prospectus (the "Participating

Funds"), which have been previously purchased and are still owned, plus the shares being purchased. The current offering price is used to determine the value of all such shares. The same reduction is applicable to purchases under a Letter of Intent as described in the next paragraph. THE DEALER MUST NOTIFY THE DISTRIBUTOR AT THE TIME AN ORDER IS PLACED FOR A PURCHASE WHICH WOULD QUALIFY FOR THE REDUCED CHARGE ON THE BASIS OF PREVIOUS PURCHASES. SIMILAR NOTIFICATION MUST BE MADE IN WRITING WHEN SUCH AN ORDER IS PLACED BY MAIL. The reduced sales charge will not be applied if such notification is not furnished at the time of the order. The reduced sales charge will also not be applied should a review of the records of the Distributor or ACCESS fail to confirm the investor's representations concerning his holdings.



LETTER OF INTENT



     Purchases of Class A shares of the Participating Funds described above under "Cumulative Purchase Discount" made pursuant to the Letter of Intent and still owned are also included in determining the applicable quantity discount. A Letter of Intent permits an investor to establish a total investment goal to be achieved by any number of investments over a 13-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal as if it were a single investment. Escrowed shares totaling 5% of the dollar amount of the Letter of Intent are held by ACCESS in the name of the shareholder. The effective date of a Letter of Intent may be back-dated up to 90 days in order that any investments made during this 90-day period, valued at the investor's cost, can become subject to the Letter of Intent. The Letter of Intent does not obligate the investor to purchase the indicated amount. In the event the Letter of Intent goal is not achieved within the 13-month period, the investor is required to pay the difference between sales charges otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales charge, a price adjustment is made by refunding to the investor in shares of the Fund, the amount of excess sales charges, if any, paid during the 13-month period.


REDEMPTION OF SHARES


     Redemptions are not made on days during which the Exchange is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays; (b) trading on the Exchange is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practical for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.


CONTINGENT DEFERRED SALES CHARGE -- CLASS A


     For investments in the amount of $1,000,000 or more of Class A shares of the Fund ("Qualified Purchaser"), the front-end sales charge will be waived and a contingent deferred sales charge ("CDSC-Class A") of 1.00% is imposed in the event of certain redemptions within one year of the purchase. If a CDSC-Class A is imposed upon redemption, the amount of the CDSC-Class A will be equal to the lesser of 1.00% of the net asset value of shares at the time of purchase or 1.00% of the net asset value of the shares at the time of redemption.



     The CDSC-Class A will be imposed only if a Qualified Purchaser redeems an amount which causes the value of the account to fall below the total dollar amount of purchase payments made by the Qualified Purchaser without an initial sales charge during the one-year period prior to the redemption. No CDSC-Class A will be imposed on exchanges between funds. For purposes of the CDSC-Class A, when shares of one fund are exchanged for shares of another fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares held the longest are the first to be redeemed.

     Cumulative Purchase Discounts and Letters of Intent apply to the net asset value privilege. Also, in order to establish an amount of $1,000,000 or more, a Qualified Purchaser may aggregate shares of the Participating Funds described in the Prospectus.


WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED SALES CHARGE ("CDSC -- CLASS B AND C")


     As described in the Prospectus under "Purchase of Shares," redemption of Class B shares and Class C shares will be subject to a CDSC. The CDSC -- Class B and C may be waived on redemptions of Class B shares and Class C shares in the circumstances described below:


     (a) Redemption Upon Disability or Death


     The Fund will waive the CDSC -- Class B and C on redemptions following the death or disability of a Class B shareholder or Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC -- Class B and C.


     In cases of disability or death, the CDSC -- Class B or C will be waived where the descendent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC -- Class B or C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

     (b) Redemption in Connection with Certain Distributions from Retirement
         Plans


     The Fund will waive the CDSC -- Class B and C when a total or partial redemption is made in connection with certain distributions from Retirement Plans. The charge may be waived upon the tax-free rollover or transfer of assets to another Retirement Plan invested in one or more of Van Kampen American Capital funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any CDSC -- Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code, the return of excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).


     The Fund does not intend to waive the CDSC -- Class B and C for any distributions from IRAs or other Retirement Plans not specifically described above.

     (c) Redemption Pursuant to a Fund's Systematic Withdrawal Plan

     A shareholder may elect to participate in a systematic withdrawal plan (the "Plan") with respect to the shareholder's investment in the Fund. Under the Plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds mailed to the shareholder. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the Plan. The CDSC -- Class B and C will be waived on redemptions made under the Plan.

     The amount of the shareholder's investment in a Fund at the time the election to participate in the Plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC -- Class B and C may not exceed a maximum of 12% annually of the shareholder's Initial account balance. The Fund reserves the right to change the terms and conditions of the Plan and the ability to offer the Plan.

     (d) Involuntary Redemptions of Shares in Accounts That Do Not Have the Required Minimum Balance

     The Trust reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the account up to the required minimum balance. The Trust will waive the CDSC -- Class B and C upon such involuntary redemption.

     (e) Reinvestment of Redemption Proceeds in Shares of the Same Trust Within 120 Days After Redemption

     A shareholder who has redeemed Class C shares of a Trust may reinvest at net asset value, with credit for any CDSC -- Class C paid on the redeemed shares, any portion or all of his or her redemption proceeds (plus that amount necessary to acquire a fractional share to round off his or her purchase to the nearest full share) in Class C shares of the Fund, provided that the reinvestment is effected within 120 days after such redemption and the shareholder has not previously exercised this reinvestment privilege with respect to Class C shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC -- Class C to subsequent redemptions.

     (f) Redemption by Adviser

     The Fund may waive the CDSC -- Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

EXCHANGE PRIVILEGE

     The following supplements the discussion of "Shareholder
Services -- Exchange Privilege" in the Prospectus:

     By use of the exchange privilege, the investor authorizes ACCESS to act on telephonic, telegraphic or written exchange instructions from any person representing himself to be the investor or the agent of the investor and believed by ACCESS to be genuine. Van Kampen American Capital and its subsidiaries, including ACCESS, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither Van Kampen American Capital, ACCESS nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Van Kampen American Capital, ACCESS and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed.

     For purposes of determining the sales charge rate previously paid on Class A shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of his securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.

     Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares in the fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new fund into which the shareholder is investing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

     A prospectus of any of these mutual funds may be obtained from any authorized dealer or the Distributor. An investor considering an exchange to one of such funds should refer to the prospectus for additional information regarding such fund.

CHECK WRITING PRIVILEGE

     To establish the check writing privilege for Class A shares, a shareholder must complete the appropriate section of the application and the Authorization for Redemption form and return both documents to ACCESS before checks will be issued. All signatures on the authorization card must be guaranteed if any of the signators are persons not referenced in the account registration or if more than 30 days have elapsed since ACCESS established the account on its records. Moreover, if the shareholder is a corporation, partnership, trust, fiduciary, executor or administrator, the appropriate documents appointing authorized signers (corporate resolutions, partnership or trust agreements) must accompany the authorization card. The documents must be certified in original form, and the certificates must be dated within 60 days of their receipt by ACCESS.

     The privilege does not carry over to accounts established through exchanges or transfers. It must be requested separately for each fund account.


TAX STATUS OF THE FUND



     The Trust and any of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund intends to qualify each year and to elect to be treated as a regulated investment company under the Code. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its net investment income (including tax-exempt interest, taxable income and net short-term capital gain, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses) in each year, it will not be required to pay federal income taxes on any income distributed to shareholders. The Fund intends to distribute at least the minimum amount of net investment income necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gains distributed to shareholders.



FUND PERFORMANCE



     The Fund's average annual total return (computed in the manner described in the Prospectus) for Class A shares of the Fund for (i) the one year period ended November 30, 1996 was 1.39%, (ii) the five year period ended November 30, 1996 was 6.97%, and (iii) the ten year period ended November 30, 1996 was 6.56%. Results from inception through April 1, 1990, reflect expense reimbursement described under "Investment Advisory Agreement." The average annual total return (computed in the manner described in the Prospectus) for Class B shares of the Fund for (i) the one year period ended November 30, 1996 was 1.68% and (ii) the four year, four month period ended November 30, 1996 was 6.26%. The average annual total return (computed in the manner described in the Prospectus) for Class C shares of the Fund for (i) the one year period ended November 30, 1996 was 4.68% and (ii) the two year, 11 1/2 month period ended November 30, 1996 was 5.74%. These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objectives and policies as well as the risks incurred in the Fund's investment practices.



     The following chart lists the Fund's yield and tax equivalent yield for the 30-day period ending November 30, 1996.



                                                          HIGH YIELD MUNICIPAL FUND
                                                        -----------------------------
                                                        CLASS A    CLASS B    CLASS C
                                                        -------    -------    -------
SEC yield                                                5.59%      5.11%      5.11%
Tax-equivalent yield                                     8.73%      7.98%      7.98%

     The Fund's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Fund, Fund maturity and the Fund's expenses.


     The Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return. Such illustrations may be in the form of charts or graphs and will not be based on historical returns experienced by the Funds.



OTHER INFORMATION



     CUSTODY OF ASSETS -- All securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolios, are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as Custodian.


     SHAREHOLDER REPORTS -- Semi-annual statements are furnished to shareholders, and annually such statements are audited by the independent accountants.


     INDEPENDENT ACCOUNTANTS -- Price Waterhouse LLP, 1201 Louisiana, Suite 2900, Houston, Texas 77002, the independent accountants for the Fund, performs an annual audit of the Fund's financial statements.

RATINGS OF INVESTMENTS

RATINGS OF MUNICIPAL BONDS

DESCRIPTIONS OF MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") MUNICIPAL BOND
RATINGS:

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Conditional Rating: Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

     Rating Refinements: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its municipal bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Short-term Notes: The four ratings of Moody's for short-term notes are MIG 1, MIG 2, MIG 3 and MIG 4; MIG 1 denotes "best quality, enjoying strong protection from established cash flows"; MIG 2 denotes "high quality" with "ample margins of protection"; MIG 3 notes are of "favorable quality...but lacking the undeniable strength of the preceding grades"; MIG 4 notes are of "adequate quality, carrying specific risk but having protection...and not distinctly or predominantly speculative."

     Beginning in 1985, Moody's started new rating categories for variable rate demand obligations ("VRDO's"). VRDO's receive two ratings. The first rating, depending on the maturity of the VRDO, is assigned either a bond or MIG rating which represents an evaluation of the risk associated with scheduled principal and interest payments. The second rating, designated as "VMIG," represents an evaluation of the degree of risk associated with the demand feature. The new VRDO's demand feature ratings and symbols are:

     VMIG 1: strong protection by established cash flows, superior liquidity support, demonstrated access to the market for refinancing.

     VMIG 2: ample margins of protection, high quality.

     VMIG 3: favorable quality, liquidity and cash flow protection may be narrow, market access for refinancing may be less well established.

     VMIG 4: adequate quality, not predominantly speculative but there is risk.

DESCRIPTIONS OF MOODY'S COMMERCIAL PAPER RATINGS:

     Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

          Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.

          Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.

          Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.

          Issuers rated Not Prime do not fall within any of the Prime rating categories.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S MUNICIPAL ("S&P") DEBT RATINGS:

     A S&P's municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by S&P from other sources S&P considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

     The ratings are based, in varying degrees, on the following considerations:

         I. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

        II. Nature of and provisions of the obligation;

       III. Protection afforded by, and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

      AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

       AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

         A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

      BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

     BB-B-CCC-CC-C
          Debt rated "BB", "B", "CCC", "CC" or "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

        CI This rating is reserved for income bonds on which no interest is being paid.

Plus (+) or Minus (-): The ratings from "AA" to "BB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

     NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

     A S&P Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The four categories are as follows:

     A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety.

       A-1 This designation indicates that the degree of safety regarding timely payment is very strong.

       A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

       A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

     The Commercial Paper Rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to S&P by the issuer and obtained by S&P from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of, such information.

     S&P ratings of certain municipal note issues with a maturity of less than three years are:

     SP-1 A very strong, or strong, capacity to pay principal and interest.
          Issues that possess overwhelming safety characteristics will be given a "+" designation.

     SP-2 A satisfactory capacity to pay principal and interest.

     SP-3 A speculative capacity to pay principal and interest.

S&P may continue to rate note issues with a maturity greater than three years in accordance with the same rating scale currently employed for municipal bond ratings.

     S&P assigns dual ratings to all long-term debt issues that have a demand or put feature. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses the demand feature alone. Long-term debt rating symbols are used for the long-term maturity and commercial paper rating symbols are used for the put option (for example, AAA/A-1+). For demand notes, S&P's note rating symbols are used with the commercial paper symbols (for example, SP-1+/a-1+).

     Rating criteria described in the Prospectus are applied on the basis of the highest rating applicable to the Municipal Security. This applies to split rated securities (i.e. different ratings by Moody's and S&P) and dual rated securities as described above.

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
VAN KAMPEN AMERICAN CAPITAL HIGH YIELD MUNICIPAL FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all mate-rial respects, the financial position of Van Kampen American Capital High Yield Municipal Fund (the "Fund"), a series of the Van Kampen American Capital Tax-Exempt Trust, at November 30, 1996, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "finan-cial statements") are the responsibility of the Fund's management; our respon-sibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and per-form the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presenta-tion. We believe that our audits, which included confirmation of securities at November 30, 1996 by correspondence with the custodian and brokers and the ap-plication of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Houston, Texas
January 15, 1997

                            PORTFOLIO OF INVESTMENTS

                               November 30, 1996

--------------------------------------------------------------------------------

 Par
 Amount
 (000)   Description                              Coupon  Maturity Market Value
-------------------------------------------------------------------------------
         MUNICIPAL BONDS
         ALABAMA 0.3%
 $ 1,540 Gulf Shores, AL Rev Quality Inn
         Beachside Proj Ser 1986...............   11.000% 06/01/16 $  1,583,243
     400 Selma, AL Spl Care Fac Fin Auth Hosp
         Rev Vaughan Regl Med Cent Proj Rfdg
         (Prerefunded @ 06/01/97)..............    9.500  06/01/14      423,212
     750 Vincent, AL Indl Dev Brd Shelby Motel
         Group Inc Proj........................   10.500  09/01/16      763,943
                                                                   ------------
                                                                      2,770,398
                                                                   ------------
         ALASKA 0.2%
   2,250 Seward, AK Rev AK Sealife Cent Proj...    7.650  10/01/16    2,312,640
                                                                   ------------
         ARIZONA 1.2%
     500 Casa Grande, AZ Indl Dev Auth Rfdg....    8.250  12/01/15      525,165
   2,915 Chandler, AZ Indl Dev Auth Rev
         Chandler Financial Cent Proj Ser 1986
         (d)...................................    9.875  12/01/16    2,681,800
     985 Peoria, AZ Indl Dev Auth Sierra Winds
         Life Care Cmnty Proj (Var Rate Cpn)...    6.500  11/01/17      895,296
   1,025 Pinal Cnty, AZ Indl Dev Auth Casa
         Grande Reg Med Cent Proj Ser A........    8.125  12/01/22    1,124,989
     475 Pinal Cnty, AZ Indl Dev Auth Casa
         Grande Reg Med Cent Proj Ser B........    8.125  12/01/22      521,336
   2,540 Scottsdale, AZ Indl Dev Auth Rev First
         Mtg Westminster Village Proj
         (Prerefunded @ 06/01/97)..............   10.000  06/01/17    2,691,892
   1,035 Scottsdale, AZ Indl Dev Auth Rev First
         Mtg Westminster Village Ser A Rfdg....    8.000  06/01/11    1,096,707
   2,000 Scottsdale, AZ Indl Dev Auth Rev First
         Mtg Westminster Village Ser A Rfdg....    8.250  06/01/15    2,132,880
                                                                   ------------
                                                                     11,670,065
                                                                   ------------
         ARKANSAS 0.0%
     500 Fayetteville, AR Pub Fac Brd Rev
         Butterfield Trail Village Proj B Rfdg.    9.500  09/01/14      542,125
                                                                   ------------
         CALIFORNIA 5.2%
   2,415 California Edl Fac Auth Rev Pacific
         Graduate Sch of Psychology............    8.000  11/01/21    2,456,127
   3,000 California Hlth Fac Auth Rev Vly
         Presbytern Hosp Proj Ser A Rfdg.......    9.000  05/01/12    3,090,000
   5,440 California St Veterans Bonds Ser AY...    7.375  04/01/19    5,482,976
   1,500 Colton, CA Pub Fin Auth Rev Elec Sys
         Impts.................................    7.500  10/01/20    1,584,675
   2,500 Corona, CA Ctfs Partn Vista Hosp Sys
         Inc Ser C.............................    8.375  07/01/11    2,536,100
   1,300 Emeryville, CA Impt Bond Act 1915
         Assessment Dist 93-1 East Baybridge...    7.300  09/02/21    1,332,461
   1,500 Folsom, CA Spl Tax Cmnty Fac Dist No 7
         Rfdg..................................    7.250  09/01/21    1,542,495
   2,855 Fresno, CA Ctfs Partn Bldg Proj Fresno
         Exec Plaza Inc........................    8.500  05/01/16    3,028,498
     900 Fresno, CA Jt Pwrs Fin Auth Local Agy
         Ser B Rfdg............................    7.350  09/02/12      969,003
   1,500 Glendale, CA Hosp Rev Glendale Mem
         Hosp & Hlth Ser A Rfdg (Prerefunded @
         11/01/97).............................    9.000  11/01/17    1,600,380
   1,500 Huntington Park, CA Pub Fin Auth Loc
         Agy Rev Sub Ser C.....................    7.600  09/01/18    1,615,890
   1,000 Moreno Vly, CA Spl Tax Towngate Cmnty
         Fac Dist 87-1.........................    7.125  10/01/23    1,044,310
   1,530 Norco, CA Swr & Wtr Rev Rfdg..........    7.200  10/01/19    1,643,006
   2,000 Perris, CA Pub Fin Auth Loc Agy Rev
         Ser D.................................    7.875  09/01/25    2,159,440
   1,500 Rancho Cucamonga, CA Cmnty Fac Dist
         Spl Tax No 88-2.......................    8.250  09/01/19    1,638,090
     100 Rancho Cucamonga, CA Cmnty Fac Dist
         Spl Tax No 88-2.......................    8.000  09/01/20      107,868
   3,000 Reedley, CA Ctfs Partn................    7.500  10/01/26    3,081,300
   1,250 Richmond, CA Jt Pwrs Fin Auth Impt
         Dists No 851 & 853 Ser A..............    7.400  09/02/19    1,288,688
   3,105 Richmond, CA Redev Agy Multi-Family
         Rev Hsg Bridge Affordable Summit Ser
         A.....................................    7.500  09/01/23    3,105,000
   4,000 Riverside Cnty, CA Air Force Village
         West Inc Ser A Rfdg...................    8.125  06/15/20    4,199,960
   1,000 Riverside Cnty, CA Impt Bond Act 1915.    7.625  09/02/14    1,031,620
   3,000 San Bernardino, CA Hosp Rev San
         Bernardino Cmnty Hosp Rfdg............    7.875  12/01/19    3,043,740
   3,000 Santa Ana, CA Cmnty Redev Agy Tax Ser
         B Rfdg................................    7.500  09/01/16    3,079,170
   1,000 Santa Rosa, CA Impt Bond Act 1915
         Fountaingrove Prkwy Extension.........    7.625  09/02/19    1,031,350
                                                                   ------------
                                                                     51,692,147
                                                                   ------------
         COLORADO 4.7%
   1,000 Arrowhead Metro Dist CO...............    8.125  12/01/11    1,071,840
   1,060 Berry Creek Metro Dist CO Rfdg........    7.300  12/01/12    1,151,669
   2,400 Bowles Metro Dist CO..................    7.750  12/01/15    2,385,864
   1,500 Colorado Hlth Fac Auth Rev Christian
         Living Campus Proj....................    9.000  01/01/25    1,629,435
     400 Colorado Hlth Fac Auth Rev Mile High
         Transplant Bank Proj (Prerefunded @
         06/01/97).............................    8.500  06/01/07      429,152

                                       B-33
                                               See Notes to Financial Statements

                               November 30, 1996

--------------------------------------------------------------------------------

 Par
 Amount
 (000)   Description                                Coupon  Maturity Market Value
---------------------------------------------------------------------------------
         COLORADO (CONTINUED)
         Colorado Hlth Fac Auth Rev Shalom Park
 $ 2,000 Proj Rfdg & Impt........................    7.250% 12/15/25 $  2,024,000
   2,000 Colorado Hsg Fin Auth Single Family Pgm
          Sr Ser C1..............................    7.550  11/01/27    2,212,120
   1,250 Cordillera Metro Dist CO Eagle Cnty.....    8.250  12/01/13    1,393,838
   3,000 Cottonwood Wtr & Santn Dist CO Ser A
         Rfdg....................................    7.750  12/01/20    3,050,340
         Denver, CO City & Cnty Indl Dev Rev
   1,055 Jewish Cmnty Cent Proj..................    7.375  03/01/09    1,175,048
     815 Denver, CO City & Cnty Indl Dev Rev
         Jewish Cmnty Cent Proj..................    7.875  03/01/19      903,892
         Denver, CO City & Cnty Rev Indl Dev
   1,130 Jewish Cmnty Cent Proj..................    7.500  03/01/14    1,243,452
   2,860 Denver, CO City & Cnty Single Family Mtg
         Rev Ser A...............................    8.125  12/01/20    2,990,216
   1,930 Denver, CO Urban Renewal Auth Tax
         Increment Rev...........................    8.500  05/01/16    2,052,304
   2,000 Eagle Cnty, CO Air Terminal Corp Rev
         Arpt Proj...............................    7.500  05/01/21    2,050,060
   4,000 Fairlake Metro Dist City & Cnty of
         Denver, CO..............................    9.625  12/01/10    4,493,160
   2,500 Hyland Hills, CO Metro Park & Recreation
         Dist CO Spl Rev Ser A...................    8.625  12/15/12    2,834,175
   1,000 Landmark Metro Dist CO (Prerefunded @
         06/01/00)...............................    8.750  12/01/05    1,059,930
   3,000 Mountain Village Metro Dist San Miguel
         Cnty, CO Rfdg (Prerefunded @ 12/01/98)
         (c).....................................   11.000  12/01/07    3,457,800
     500 Panorama Metro Dist CO Ser B Rfdg.......    9.000  12/01/09      541,805
     147 Skyland Metro Dist Gunnison Cnty CO Rfdg
         (Var Rate Cpn)..........................    4.000  12/01/08      104,835
     750 Snowmass Village, CO Multi-Family Hsg
         Rev Ser A Rfdg..........................    8.000  09/01/14      786,330
   2,175 Southtech Metro Dist CO Rfdg
         (Prerefunded @ 12/01/97)................    9.500  12/01/11    2,316,593
     660 Superior, CO Metro Dist No 2 Ser A Rfdg.    7.250  12/01/02      684,057
     840 Superior, CO Metro Dist No 2 Ser A Rfdg.    7.750  12/01/13      892,979
   1,500 Telluride, CO Hsg Auth Hsg Rev..........    9.100  06/01/01    1,627,725
   2,000 Telluride, CO Hsg Auth Hsg Rev Shandoka
         Apts Proj Rfdg..........................    7.875  06/01/17    2,096,560
                                                                     ------------
                                                                       46,659,179
                                                                     ------------
         CONNECTICUT 1.3%
   2,391 Connecticut St Dev Auth 1st Mtg Gross
         Rev Hlthcare Proj CT Baptist Homes Inc
         Proj....................................    8.750  09/01/12    2,565,041
   1,500 Connecticut St Dev Auth 1st Mtg Gross
         Rev Hlthcare Proj CT Baptist Homes Inc
         Proj....................................    9.000  09/01/22    1,637,295
   1,225 Connecticut St Dev Auth Hlthcare Rev
         Indpt Living Proj Ser B.................    8.000  07/01/17    1,274,772
   1,920 Connecticut St Dev Auth Hlthcare Rev
         Jerome Home Proj........................    8.000  11/01/19    2,011,450
   2,500 Connecticut St Hlth & Edl Fac Auth Rev
         Tolland Cnty Hlthcare Inc Ser A.........    9.200  07/01/21    2,718,500
   1,520 Manchester, CT Redev Agy Multi-Family
         Mtg Rev Bennet Hsg Dev Rfdg.............    7.200  12/01/18    1,604,527
   1,365 New Haven, CT Fac Rev Easter Seal
         Goodwill Rehab Proj.....................    8.875  04/01/16    1,451,882
                                                                     ------------
                                                                       13,263,467
                                                                     ------------
         DELAWARE 0.8%
   2,670 Delaware St Econ Dev Auth Indl Dev Rev
         1st Mtg Dover Hlthcare Rfdg.............    7.875  04/01/08    2,785,878
     400 Delaware St Econ Dev Auth Rev 1st Mtg
         Gilpin Hall Proj........................    7.375  07/01/15      410,688
   2,800 Delaware St Econ Dev Auth Rev 1st Mtg
         Gilpin Hall Proj........................    7.625  07/01/25    2,873,920
     975 Delaware St Econ Dev Auth Rev
         Osteopathic Hosp Assn of DE Ser A
         (Prerefunded @ 07/01/04)................    9.500  01/01/22    1,207,292
     300 Wilmington, DE Hosp Rev Osteopathic Hosp
         Assn of DE/Riverside Hosp Ser A
         (Prerefunded @ 10/01/98)................   10.000  10/01/03      334,377
     500 Wilmington, DE Hosp Rev Osteopathic Hosp
         Assn of DE/Riverside Hosp Ser A
         (Prerefunded @ 10/01/98)................   10.200  10/01/18      561,235
                                                                     ------------
                                                                        8,173,390
                                                                     ------------
         DISTRICT OF COLUMBIA 0.6%
   2,090 District of Columbia Hosp Rev Metlantic
         WA Hosp Cent Ser A Rfdg.................    7.125  08/15/19    2,187,018
   3,500 District of Columbia Rev Natl Pub Radio
         Ser A...................................    7.700  01/01/23    3,735,515
                                                                     ------------
                                                                        5,922,533
                                                                     ------------
         FLORIDA 7.1%
   2,085 Atlantic Beach, FL Rev Fleet Landing
         Proj Ser A Rfdg & Impt..................    7.875  10/01/08    2,323,899
   1,160 Atlantic Beach, FL Rev Fleet Landing
         Proj Ser A Rfdg & Impt..................    7.500  10/01/02    1,236,885
   1,500 Bay Cnty, FL Hosp Sys Rev Bay Med Cent
         Proj Rfdg (Prerefunded @ 10/01/04)........  8.000  10/01/12    1,797,705
     500 Bay Cnty, FL Hosp Sys Rev Bay Med Cent
         Proj Rfdg (Prerefunded @ 10/01/04)........  8.000  10/01/19      616,095

                                     B-34
                                               See Notes to Financial Statements

                               November 30, 1996

--------------------------------------------------------------------------------

 Par
 Amount
 (000)   Description                              Coupon  Maturity Market Value
-------------------------------------------------------------------------------
         FLORIDA (CONTINUED)
 $ 1,470 Brevard Cnty, FL Hlth Fac Auth Rev
         Courtenay Springs Village Rfdg........    7.375% 11/15/04 $  1,562,492
   2,200 Brevard Cnty, FL Hlth Fac Auth Rev
         Courtenay Springs Village Rfdg........    7.750  11/15/17    2,352,966
     180 Charlotte Cnty, FL Indl Dev Auth Rev
         Beverly Enterprises Rfdg..............   10.000  06/01/11      203,758
   1,650 Collier Cnty, FL Indl Dev Auth
         Retirement Rental Hsg Rev.............   10.750  03/01/03    1,870,044
   4,000 Escambia Cnty, FL Pollutn Ctl Rev
         Champion Intl Corp Proj...............    6.900  08/01/22    4,265,360
     850 Fort Walton Beach, FL Indl Dev Rev 1st
         Mtg Fort Walton Beach Venton Proj.....   10.500  12/01/16      906,780
   1,130 Hernando Cnty, FL Indl Dev Rev Beverly
         Enterprises Rfdg......................   10.000  09/01/11    1,284,302
   3,000 Hialeah Gardens, FL Indl Dev Rev
         Waterford Convalescent Ser A Rfdg.....    8.250  12/01/14    3,209,550
   1,500 Homestead, FL Indl Dev Rev Brookwood
         Gardens Cent Proj Ser A Rfdg..........    8.250  12/01/14    1,604,775
   1,330 Lake Bernadette, FL Cmnty Dev Dist Spl
         Assmt Rev Ser A.......................    8.000  05/01/17    1,340,866
   2,500 Lake Saint Charles, FL Cmnty Dev Dist
         Spl Assmt Rev.........................    7.875  05/01/17    2,500,475
     750 Lee Cnty, FL Indl Dev Auth Econ Rev
         Encore Nursing Cent Partner Rfdg......    8.125  12/01/07      813,308
   1,300 Marion Cnty, FL Indl Dev Auth Rev
         Midland Ross Corp Proj................   11.875  08/01/11    1,313,689
   2,570 North Miami, FL Hlthcare Fac Rev
         Imperial Club Proj Ser A..............   10.000  01/01/13    2,828,619
   3,000 Northern Palm Beach Cnty, FL Impt Dist
         Wtr Ctl & Impt Unit Dev...............    7.200  08/01/16    3,113,580
   2,500 Northern Palm Beach Cnty, FL Impt Dist
         Wtr Ctl & Impt Unit Dev...............    7.300  08/01/27    2,598,450
   1,000 Orange Cnty, FL Hlth Fac Auth Rev 1st
         Mtg Orlando Lutheran Tower............    8.750  07/01/26    1,006,610
     840 Orange Cnty, FL Hlth Fac Auth Rev 1st
         Mtg Orlando Lutheran Tower Rfdg.......    8.125  07/01/06      837,967
   2,035 Orange Cnty, FL Hlth Fac Auth Rev 1st
         Mtg Orlando Lutheran Tower Rfdg.......    8.400  07/01/14    2,051,728
   1,325 Orange Cnty, FL Hlth Fac Auth Rev 1st
         Mtg Orlando Lutheran Tower Rfdg.......    8.625  07/01/20    1,337,482
   2,870 Orange Cnty, FL Hlth Fac Auth Rev Aces
         Pooled Hosp Ln Ser A Rfdg (FGIC Insd)
         (c)...................................    7.875  12/01/25    2,982,045
   2,645 Orange Cnty, FL Hsg Fin Auth Multi-
         Family Rev Mtg Hands Inc Proj Ser A...    7.875  10/01/15    2,683,987
   2,035 Orange Cnty, FL Hsg Fin Auth Multi-
         Family Rev Mtg Hands Inc Proj Ser A...    8.000  10/01/25    2,070,022
     450 Orange Cnty, FL Indl Dev Auth Rev
         Beverly Enterprises Proj Rfdg.........    9.250  08/01/10      497,529
   3,000 Overoaks, FL Cmnty Dev Dist Cap Impt
         Rev...................................    8.250  05/01/17    3,064,170
   3,400 Palm Beach Cnty, FL Hlth Fac Auth Rev
         Waterford Proj Rfdg...................    7.750  10/01/15    3,456,134
     750 Plantation, FL Hlth Fac Auth Rev Hlth
         Fac Auth Rev Covenant Retirement
         Cmntys Inc............................    7.750  12/01/22      804,668
   1,370 Plantation, FL Hlth Fac Auth Rev Hlth
         Fac Auth Rev Covenant Retirement
         Cmntys Inc............................    7.625  12/01/12    1,464,996
     250 Santa Rosa Cnty, FL Indl Dev Auth Rev
         1st Mtg Sandy Ridge Care Cent.........   10.500  04/01/16      252,068
   2,000 Sarasota Cnty, FL Hlth Fac Auth Rev
         Hlthcare Manatee Jewish Rfdg..........    7.000  07/01/16    2,007,380
   1,920 Tampa Palms, FL Open Space & Transn
         Cmnty Dev Dist Rev Cap Impt Area 7
         Proj..................................    8.500  05/01/17    1,916,986
     710 Volusia Cnty, FL Indl Dev Auth Bishops
         Glen Proj Rfdg (b)....................    7.125  11/01/06      712,492
   2,000 Volusia Cnty, FL Indl Dev Auth Bishops
         Glen Proj Rfdg (b)....................    7.500  11/01/16    2,007,780
   2,000 Volusia Cnty, FL Indl Dev Auth Bishops
         Glen Proj Rfdg (b)....................    7.625  11/01/26    2,007,740
   1,775 Westchase East Cmnty, FL Dev Dist Cap
         Impt Rev..............................    7.500  05/01/17    1,772,941
                                                                   ------------
                                                                     70,678,323
                                                                   ------------
         GEORGIA 1.0%
   3,000 Class A Ctfs relating to Atlanta, GA
         Urban Residential Fin Auth Multi-
         Family Hsg Rev Renaissance on
         Peachtree Apts Proj Ser 85............    8.500  04/01/26    2,850,000
     375 Coweta Cnty, GA Residential Care Fac
         For The Elderly Auth Rev 1st Lien
         Wesley Woods Ser A....................    7.625  10/01/06      379,879
   1,500 Coweta Cnty, GA Residential Care Fac
         For The Elderly Auth Rev 1st Lien
         Wesley Woods Ser A....................    8.200  10/01/16    1,521,390
   1,500 Coweta Cnty, GA Residential Care Fac
         For The Elderly Auth Rev 1st Lien
         Wesley Woods Ser A....................    8.250  10/01/26    1,521,330
     300 Richmond Cnty, GA Dev Auth Nursing
         Home Rev Beverly Enterprises GA Proj
         Rfdg..................................    8.750  06/01/11      326,898
   3,000 Rockdale Cnty, GA Dev Auth Solid Waste
         Disposal Rev..........................    7.500  01/01/26    3,123,660
                                                                   ------------
                                                                      9,723,157
                                                                   ------------
         HAWAII 0.1%
     900 Hawaii Cnty, HI Impt Dist No 17 Spl
         Assessment Kaloko Subdivision.........    9.500  08/01/11      951,993
                                                                   ------------
         ILLINOIS 7.8%
   1,500 Bedford Park, IL Tax Increment Rev
         Mark IV Proj..........................    9.750  03/01/12    1,731,420
   1,000 Bedford Park, IL Tax Increment Rev Sr
         Lien Bedford City Proj................    9.250  02/01/12    1,129,230
   3,000 Broadview, IL Tax Increment Rev Sr
         Lien..................................    8.250  07/01/13    3,272,100
   1,000 Chicago, IL O'Hare Intl Arpt Spl Fac
         Rev American Airls Inc Proj Rfdg......    8.200  12/01/24    1,185,910

                                      B-35
                                               See Notes to Financial Statements

                               November 30, 1996

--------------------------------------------------------------------------------

 Par
 Amount
 (000)   Description                  Coupon  Maturity Market Value
-------------------------------------------------------------------
         ILLINOIS (CONTINUED)
 $   540 Chicago, IL O'Hare Intl
         Arpt Spl Fac Rev American
         Airls Inc Proj Ser A......   7.875%  11/01/25 $    587,439
   3,500 Chicago, IL O'Hare Intl
         Arpt Spl Fac Rev United
         Airls Inc.................   8.500   05/01/18    3,880,240
   1,500 Chicago, IL Tax Increment
         (b)......................... 7.250   01/01/14    1,500,000
   3,000 Crestwood, IL Tax
         Increment Rev Rfdg........   7.250   12/01/08    3,052,710
   1,350 Hanover Park, IL Rev 1st
         Mtg Windsor Park Manor
         Proj......................   9.500   12/01/14    1,444,919
     500 Hodgkins, IL Tax
         Increment.................   9.500   12/01/09      584,385
   4,000 Hodgkins, IL Tax Increment
         Rev Ser A Rfdg............   7.625   12/01/13    4,118,480
   3,500 Huntley, IL Increment
         Alloc Rev Huntley Redev
         Proj Ser A................   8.500   12/01/15    3,563,105
   2,470 Illinois Dev Fin Auth Hlth
         Fac Rev Cmnty Living
         Options...................   7.125   03/01/10    2,587,646
   1,500 Illinois Dev Fin Auth
         Pollutn Ctl Rev IL Pwr Co
         Proj Ser A Rfdg...........   8.300   04/01/17    1,584,315
     650 Illinois Dev Fin Auth Rev
         Cmnty Fac Clinic Altgeld
         Proj......................   8.000   11/15/06      652,529
   1,405 Illinois Dev Fin Auth Rev
         Cmnty Fac Clinic Altgeld
         Proj......................   8.000   11/15/16    1,410,662
   2,000 Illinois Dev Fin Auth Rev
         Debt Restructure East
         Saint Louis...............   7.375   11/15/11    2,215,100
   4,000 Illinois Edl Fac Auth Rev
         Peace Mem Ministries Proj.   7.500   08/15/26    4,090,840
   1,475 Illinois Hlth Fac Auth Rev
         Covenant Retirement Cmntys
         Ser A.....................   7.600   12/01/12    1,595,360
   3,000 Illinois Hlth Fac Auth Rev
         Fairview Oblig Group Ser A
         Rfdg......................   7.400   08/15/23    3,048,360
     510 Illinois Hlth Fac Auth Rev
         Hinsdale Ser C............   9.500   11/15/19      582,833
   1,700 Illinois Hlth Fac Auth Rev
         Lifelink Corp Oblig Group
         Ser B.....................   8.000   02/15/25    1,792,939
   4,000 Illinois Hlth Fac Auth Rev
         Lutheran Home & Svcs Proj
         Ser A.....................   7.500   08/15/26    4,035,000
   1,250 Illinois Hlth Fac Auth Rev
         Saint Elizabeth's Hosp
         Chicago Rfdg..............   7.625   07/01/10    1,373,763
   1,500 Illinois Hlth Fac Auth Rev
         Saint Elizabeth's Hosp
         Chicago Rfdg..............   7.750   07/01/16    1,659,735
   1,500 Jackson Park Hosp Fndtn
         Chicago, IL Jackson Park
         Hosp (d)..................   9.000   03/01/05    1,365,000
   3,270 Loves Park, IL 1st Mtg Rev
         Hoosier Care Proj Ser A...   9.750   08/01/19    3,496,186
   2,500 Mill Creek Wtr Reclamation
         Dist IL Swr Rev...........   8.000   03/01/10    2,571,775
   1,500 Mill Creek Wtr Reclamation
         Dist IL Wtrwks Rev........   8.000   03/01/10    1,543,065
   3,100 Robbins, IL Res Recovery
         Rev.......................   8.375   10/15/16    3,193,000
   1,695 Round Lake Beach, IL Tax
         Increment Rev Rfdg........   7.200   12/01/04    1,761,834
   2,500 Round Lake Beach, IL Tax
         Increment Rev Rfdg........   7.500   12/01/13    2,589,200
   3,035 Saint Charles, IL Indl Dev
         Rev Tri-City Proj.........   7.500   11/01/13    3,112,969
   3,965 Saint Charles, IL Multi-
         Family Hsg Rev Bonds
         Wessel Court Proj.........   7.600   04/01/24    4,078,597
     500 Sherman, IL Rev 1st Mtg
         Villa Hlthcare Ser A......   8.250   10/01/14      516,865
     500 Sherman, IL Rev 1st Mtg
         Villa Hlthcare Ser A......   8.500   10/01/24      523,160
                                                       ------------
                                                         77,430,671
                                                       ------------
         INDIANA 2.6%
     500 Carmel, IN Retirement
         Rental Hsg Rev Beverly
         Enterprises Proj Rfdg.....   8.750   12/01/08      554,000
   1,500 Indiana Hlth Fac Fin Auth
         Rev Saint Anthony Home
         Oblig Group...............   7.000   05/15/17    1,500,930
   1,000 Indiana Hlth Fac Fin Auth
         Rev Saint Anthony Home
         Oblig Group...............   7.250   05/15/24    1,005,880
   1,000 Indiana St Dev Fin Auth
         Envir USX Corp Proj Rfdg &
         Impt (b)..................   6.250   07/15/30    1,017,700
   3,000 Indiana St Dev Fin Auth
         Indl Dev Rev UNR Rohn Inc
         Proj......................   7.500   03/01/11    3,061,980
   5,000 Indiana St Dev Fin Auth
         Pollutn Ctl Rev Inland
         Steel Co Proj No 13 Rfdg..   7.250   11/01/11    5,175,200
     560 Valparaiso, IN Econ Dev
         Rev 1st Mtg Whispering
         Pines Cent................   7.300   01/01/02      534,626
     980 Valparaiso, IN Econ Dev
         Rev 1st Mtg Whispering
         Pines Cent................   7.500   01/01/07      938,262
   1,405 Valparaiso, IN Econ Dev
         Rev 1st Mtg Whispering
         Pines Cent................   7.750   01/01/12    1,347,634
   2,045 Valparaiso, IN Econ Dev
         Rev 1st Mtg Whispering
         Pines Cent................   8.000   01/01/17    1,963,732
   3,675 Valparaiso, IN Econ Dev
         Rev 1st Mtg Whispering
         Pines Cent Rfdg
         (Prerefunded @ 01/01/00)..   9.500   01/01/07    4,281,779
     400 Wells Cnty, IN Hosp Auth
         Rev Caylor Nickel Med Cent
         Inc Rfdg..................   8.500   04/15/03      450,684
   3,600 Wells Cnty, IN Hosp Auth
         Rev Caylor Nickel Med Cent
         Inc Rfdg..................   8.750   04/15/12    4,115,304
                                                       ------------
                                                         25,947,711
                                                       ------------
         IOWA 0.3%
   2,770 Iowa Fin Auth Multi-Family
         Rev Hsg Park West Proj
         Rfdg......................   8.000   10/01/23    2,853,045
                                                       ------------
         KANSAS 0.3%
   1,500 Newton, KS Hosp Rev Newton
         Hlthcare Corp Ser A.......   7.375   11/15/14    1,587,750
   1,000 Newton, KS Hosp Rev Newton
         Hlthcare Corp Ser A.......   7.750   11/15/24    1,084,160
                                                       ------------
                                                          2,671,910
                                                       ------------

                                       B-36
                                               See Notes to Financial Statements

                               November 30, 1996

--------------------------------------------------------------------------------

 Par
 Amount
 (000)   Description                                Coupon  Maturity Market Value
---------------------------------------------------------------------------------
         KENTUCKY 0.3%
 $ 1,250 Erlanger, KY Assessment Rev Pub Impt
         Proj....................................    7.500% 08/01/18 $  1,324,400
   1,195 Kenton Cnty, KY Arpt Brd Arpt Rev Spl
         Fac Delta Airls Proj Ser A..............    8.100  12/01/15    1,289,943
                                                                     ------------
                                                                        2,614,343
                                                                     ------------
         LOUISIANA 3.2%
   3,510 East Baton Rouge, LA Mtg Fin Auth Single
         Family Mtg Ser A (GNMA Collateralized)
         (c).....................................    7.600  02/01/20    3,637,694
   4,700 Hodge, LA Util Rev......................    9.000  03/01/10    5,101,615
   1,400 Iberia Parish, LA Hosp Svc Dist No 1
         Hosp Rev................................    7.500  05/26/06    1,417,962
   2,000 Iberia Parish, LA Hosp Svc Dist No 1
         Hosp Rev................................    8.000  05/26/16    2,024,840
   4,000 Lake Charles, LA Harbor & Terminal Dist
         Port Fac Rev Trunkline Lng Rfdg.........    7.750  08/15/22    4,574,600
     665 Louisiana Pub Fac Auth Rev Indl Dev
         Beverly Enterprises Rfdg................    8.250  09/01/08      722,363
   2,000 Port New Orleans, LA Indl Dev Rev
         Avondale Inds Inc Proj Rfdg.............    8.250  06/01/04    2,171,940
   2,000 Port New Orleans, LA Indl Dev Rev
         Continental Grain Co Proj...............   14.500  01/01/02    2,014,580
   3,000 Port New Orleans, LA Indl Dev Rev
         Continental Grain Co Proj Rfdg..........    7.500  07/01/13    3,239,760
   2,500 Port New Orleans, LA Indl Dev Rev
         Continental Grain Co Proj Ser A.........   14.500  02/01/02    2,535,925
   2,500 Saint James Parish, LA Solid Waste
         Disposal Rev Kaiser Aluminum Proj.......    7.750  08/01/22    2,660,050
     500 West Feliciana Parish, LA Pollutn Ctl
         Rev Gulf States Util Co Proj Ser A......    7.500  05/01/15      537,565
   1,000 West Feliciana Parish, LA Pollutn Ctl
         Rev Gulf States Util Co Proj Ser B......    9.000  05/01/15    1,118,810
                                                                     ------------
                                                                       31,757,704
                                                                     ------------
         MAINE 0.6%
   3,200 Maine Fin Auth Solid Waste Disposal Rev
         Boise Cascade Corp Proj.................    7.900  06/01/15    3,493,696
     450 Maine Hlth & Higher Edl Fac Auth Rev
         Waterville Osteopathic Hosp Ser A
         (Prerefunded @ 07/01/97)................    9.875  07/01/13      479,309
   1,500 Maine Vets Homes Rev....................    7.750  10/01/20    1,587,765
                                                                     ------------
                                                                        5,560,770
                                                                     ------------
         MARYLAND 1.1%
   2,000 Baltimore Cnty, MD Pollutn Ctl Rev
         Bethlehem Steel Corp Proj Ser A Rfdg....    7.550  06/01/17    2,133,020
   2,500 Baltimore Cnty, MD Pollutn Ctl Rev
         Bethlehem Steel Corp Proj Ser B Rfdg....    7.500  06/01/15    2,657,550
   2,000 Calvert Cnty, MD Econ Dev Rev Asbury
         Solomons Island Fac Proj................    8.375  01/01/15    2,190,400
   4,000 Maryland St Energy Fin Admin Ltd Oblig
         Rev Cogeneration AES Warrior Run........    7.400  09/01/19    4,239,920
                                                                     ------------
                                                                       11,220,890
                                                                     ------------
         MASSACHUSETTS 9.0%
   1,490 Massachusetts St Hlth & Edl Fac Auth Rev
         Indpt Living Ser A......................    8.100  07/01/18    1,544,564
   3,000 Massachusetts St Hlth & Edl Fac Auth Rev
         Milford-Whitinsville Regl Hosp Ser B....    7.750  07/15/17    3,167,100
   1,000 Massachusetts St Hlth & Edl Fac Auth Rev
         Norwood Hosp Ser E......................    8.000  07/01/12    1,015,750
     745 Massachusetts St Hlth & Edl Fac Auth Rev
         Saint Annes Hosp Ser A..................    9.250  07/01/05      753,627
   2,000 Massachusetts St Hlth & Edl Fac Auth Rev
         Saint Annes Hosp Ser A..................    9.375  07/01/14    2,023,380
   2,750 Massachusetts St Indl Fin Agy Hillcrest
         Edl Cent Inc Proj.......................    8.450  07/01/18    2,820,758
   1,000 Massachusetts St Indl Fin Agy Indl Rev
         1st Hlthcare Corp Proj Ser A Rfdg.......    7.625  04/01/13    1,023,570
     800 Massachusetts St Indl Fin Agy Indl Rev
         Beverly Enterprises Rfdg................    8.375  05/01/09      871,376
   1,075 Massachusetts St Indl Fin Agy Indl Rev
         Beverly Enterprises/Gloucester &
         Lexington Projs Rfdg....................    8.000  05/01/02    1,133,491
     500 Massachusetts St Indl Fin Agy Rev 1st
         Mtg Brookhaven Cmnty (Prerefunded @
         01/01/98)...............................   10.250  01/01/18      546,585
   1,005 Massachusetts St Indl Fin Agy Rev 1st
         Mtg Evanswood Bethzatha Ser A Rfdg......    7.400  01/15/09    1,031,351
   2,000 Massachusetts St Indl Fin Agy Rev 1st
         Mtg Evanswood Bethzatha Ser A Rfdg......    7.625  01/15/14    2,051,900
   2,000 Massachusetts St Indl Fin Agy Rev 1st
         Mtg Evanswood Bethzatha Ser A Rfdg......    7.875  01/15/20    2,080,320
     690 Massachusetts St Indl Fin Agy Rev 1st
         Mtg Loomis House & Village Proj.........    7.250  07/01/07      724,155
   1,410 Massachusetts St Indl Fin Agy Rev 1st
         Mtg Loomis House & Village Proj.........    7.400  07/01/12    1,474,945
   1,530 Massachusetts St Indl Fin Agy Rev 1st
         Mtg Loomis House & Village Proj.........    7.500  07/01/17    1,610,723
      30 Massachusetts St Indl Fin Agy Rev 1st
         Mtg Pioneer Vly.........................    7.000  10/01/01       28,044
     500 Massachusetts St Indl Fin Agy Rev 1st
         Mtg Pioneer Vly Amended.................    7.000  10/01/20      417,350
   1,000 Massachusetts St Indl Fin Agy Rev 1st
         Mtg Reeds Landing Proj..................    7.750  10/01/00    1,024,870
   4,300 Massachusetts St Indl Fin Agy Rev 1st
         Mtg Reeds Landing Proj..................    8.625  10/01/23    4,631,057

                                               See Notes to Financial Statements

                               November 30, 1996

--------------------------------------------------------------------------------

 Par
 Amount
 (000)   Description                              Coupon  Maturity Market Value
-------------------------------------------------------------------------------
         MASSACHUSETTS (CONTINUED)
 $ 1,700 Massachusetts St Indl Fin Agy Rev 1st
         Mtg Stone Institute & Newton..........    7.700% 01/01/14 $  1,778,285
     500 Massachusetts St Indl Fin Agy Rev
         Atlantic Med Cent Ser B...............   10.125  11/01/14      504,550
   3,545 Massachusetts St Indl Fin Agy Rev
         Boston Architectural Cent Proj........    8.500  09/01/19    3,842,284
     500 Massachusetts St Indl Fin Agy Rev
         Dimmock Cmnty Hlth Cent...............    8.000  12/01/06      530,665
   1,000 Massachusetts St Indl Fin Agy Rev
         Dimmock Cmnty Hlth Cent...............    8.375  12/01/13    1,078,880
   3,000 Massachusetts St Indl Fin Agy Rev
         Dimmock Cmnty Hlth Cent...............    8.500  12/01/20    3,249,210
   2,555 Massachusetts St Indl Fin Agy Rev East
         Boston Neighborhood Proj..............    7.500  07/01/16    2,587,091
   2,560 Massachusetts St Indl Fin Agy Rev East
         Boston Neighborhood Proj..............    7.625  07/01/26    2,575,360
     785 Massachusetts St Indl Fin Agy Rev
         Evergreen Cent Inc....................    8.000  11/01/06      829,941
   1,230 Massachusetts St Indl Fin Agy Rev
         Evergreen Cent Inc....................    8.375  11/01/13    1,359,470
   2,165 Massachusetts St Indl Fin Agy Rev
         Evergreen Cent Inc....................    8.500  11/01/20    2,411,031
   1,760 Massachusetts St Indl Fin Agy Rev
         Glenmeadow Retirement Cmnty Ser C.....    8.250  02/15/08    1,804,000
     500 Massachusetts St Indl Fin Agy Rev
         Glenmeadow Retirement Cmnty Ser C.....    8.625  02/15/26      510,070
   3,745 Massachusetts St Indl Fin Agy Rev Gtr
         Lynn Mental Hlth Assn Proj............    8.800  06/01/14    4,132,832
     420 Massachusetts St Indl Fin Agy Rev
         Hillcrest Edl Cent Inc Proj...........    7.500  07/01/00      428,093
     740 Massachusetts St Indl Fin Agy Rev
         Hillcrest Edl Cent Inc Proj...........    8.000  07/01/05      766,255
   3,380 Massachusetts St Indl Fin Agy Rev JRC
         Assisted Living.......................    7.500  07/01/26    3,456,320
   2,555 Massachusetts St Indl Fin Agy Rev N E
         Cent For Autism.......................    9.000  11/01/05    2,766,401
   4,910 Massachusetts St Indl Fin Agy Rev N E
         Cent For Autism.......................    9.500  11/01/17    5,395,648
   1,100 Massachusetts St Indl Fin Agy Rev N E
         Cent For Autism.......................    7.000  11/01/19    1,060,840
   5,000 Massachusetts St Indl Fin Agy Rev
         Orchard Cove Issue....................    9.000  05/01/22    5,463,950
   7,000 Massachusetts St Indl Fin Agy Rev Rev
         Emerson College Issue Ser A...........    8.900  01/01/18    7,792,610
   1,190 Massachusetts St Indl Fin Agy Rev
         Vinfen Corp Issue.....................    7.100  11/15/18    1,170,125
   1,020 Massachusetts St Indl Fin Agy Rev
         Waarc Inc Proj........................    7.300  09/01/10    1,033,087
     915 Massachusetts St Indl Fin Agy Rev
         Waarc Inc Proj........................    7.600  09/01/17      923,866
   1,820 Massachusetts St Indl Fin Agy Rev
         Waarc Inc Proj........................    7.750  09/01/25    1,838,819
                                                                   ------------
                                                                     89,264,599
                                                                   ------------
         MICHIGAN 2.8%
     440 Detroit, MI Local Dev Fin Auth Tax
         Increment Ser A.......................    9.500  05/01/21      519,046
   1,000 Dickinson Cnty, MI Mem Hosp Sys Hosp
         Rev...................................    8.000  11/01/14    1,069,110
   2,390 Meridian, MI Econ Dev Corp 1st Mtg
         Burcham Hills Ser A Rfdg..............    7.500  07/01/13    2,439,449
   3,430 Meridian, MI Econ Dev Corp 1st Mtg
         Burcham Hills Ser A Rfdg..............    7.750  07/01/19    3,502,202
   4,020 Michigan St Hosp Fin Auth Rev Detroit
         Macomb Hosp Corp Ser A Rfdg...........    7.300  06/01/01    4,059,356
   2,400 Michigan St Hosp Fin Auth Rev Gratiot
         Cmnty Hosp Ser A Rfdg (Prerefunded @
         10/01/98).............................    8.750  10/01/07    2,590,464
     500 Michigan St Hosp Fin Auth Rev Hosp
         Genesys Hlth Sys Ser A Rfdg...........    7.500  10/01/07      545,375
   1,500 Michigan St Hosp Fin Auth Rev Hosp
         Genesys Hlth Sys Ser A Rfdg...........    8.100  10/01/13    1,690,365
   5,790 Michigan St Hosp Fin Auth Rev Saratoga
         Cmnty Hosp Rfdg.......................    8.750  06/01/10    6,526,546
   1,500 Michigan St Strategic Fd Ltd Oblig Rev
         Great Lakes Pulp & Fibre Proj (e).....   10.250  12/01/16      901,830
   3,500 Michigan St Strategic Fd Solid Waste
         Disp Rev Genesee Pwr..................    7.500  01/01/21    3,521,595
     500 Oakland Cnty, MI Econ Dev Corp Ltd
         Oblig Rev Pontiac Osteopathic Hosp
         Proj..................................    9.625  01/01/20      584,280
                                                                   ------------
                                                                     27,949,618
                                                                   ------------
         MINNESOTA 2.8%
   1,020 Austin, MN Multi-Family Rev Hsg Cedars
         of Austin Proj Rfdg...................    7.500  04/01/17    1,054,394
   2,000 Austin, MN Multi-Family Rev Hsg Cedars
         of Austin Proj Rfdg...................    7.500  04/01/18    2,067,440
   1,955 Brooklyn Cent MN Multi-Family Hsg Rev
         Four Courts Apts Proj Ser A Rfdg......    7.400  12/01/15    1,982,878
   1,220 Brooklyn Cent MN Multi-Family Hsg Rev
         Four Courts Apts Proj Ser A Rfdg......    7.500  06/01/25    1,237,312
     750 Chisago City, MN Hlth Fac Rev Part
         Pleasant Heights Proj Ser A Rfdg......    7.300  07/01/25      760,853
   1,200 Maplewood, MN Hlthcare Fac Rev VOA
         Care Cent Proj........................    7.450  10/01/16    1,271,736
     650 Minneapolis, MN Cmnty Dev Agy
         Commercial Dev Rev Std Mill Hotel Proj
         (e)...................................    8.000  04/01/10      260,000
     800 Minneapolis, MN Commercial Dev Rev
         Holiday Inn Metrodome Proj Rfdg.......   10.500  06/01/03      815,584

                                       B-38
                                               See Notes to Financial Statements

                               November 30, 1996

--------------------------------------------------------------------------------

 Par
 Amount
 (000)   Description                              Coupon  Maturity Market Value
-------------------------------------------------------------------------------
         MINNESOTA (CONTINUED)
 $ 1,950 Minneapolis, MN Hlthcare Fac Rev
         Ebenezer Society Proj Ser A...........    7.200% 07/01/23 $  1,994,616
   1,000 Minneapolis, MN Hlthcare Fac Rev Saint
         Olaf Residence Inc Proj...............    7.100  10/01/23    1,014,790
     350 Minneapolis, MN Multi-Family Rev Hsg
         Belmont Apts Proj.....................    7.250  11/01/16      351,911
   1,320 Minneapolis, MN Multi-Family Rev Hsg
         Belmont Apts Proj.....................    7.625  11/01/27    1,327,062
   3,040 New Brighton, MN Rental Hsg Rev
         Polynesian Village Apts Proj Ser A
         Rfdg..................................    7.500  10/01/17    3,080,949
     865 New Hope Minnesota Multi-Family Rev
         Hsg Broadway Lanel Proj...............    7.750  09/01/07      895,362
   2,320 New Hope Minnesota Multi-Family Rev
         Hsg Broadway Lanel Proj Rfdg..........    7.750  09/01/07    2,391,572
     920 North Saint Paul, MN Multi-Family Rev
         Hsg Cottages North Saint Paul Rfdg....    9.000  02/01/09      988,430
   2,220 North Saint Paul, MN Multi-Family Rev
         Hsg Cottages North Saint Paul Rfdg....    9.250  02/01/22    2,383,570
   1,695 Saint Paul, MN Hsg & Redev Auth
         Commercial Dev Rev Beverly Enterprises
         Rfdg..................................    7.750  11/01/02    1,739,731
     500 Shoreview, MN Sr Hsg Rev Shoreview Sr
         Residence Proj........................    7.250  02/01/26      499,325
   2,000 Spring Lake Park, MN Multi-Family Hsg
         Cottages Spring Lake Rfdg.............    8.375  01/01/22    2,037,860
                                                                   ------------
                                                                     28,155,375
                                                                   ------------
         MISSISSIPPI 1.9%
   5,500 Claiborne Cnty, MS Pollutn Ctl Rev
         Middle South Energy Inc Ser B.........    8.250  06/01/14    5,949,680
   7,575 Claiborne Cnty, MS Pollutn Ctl Rev
         Middle South Energy Inc Ser C.........    9.875  12/01/14    8,434,687
   1,000 Lowndes Cnty, MS Hosp Rev Golden
         Triangle Med Cent Rfdg................    8.500  02/01/10    1,114,890
   3,000 Ridgeland, MS Urban Renewal Rev the
         Orchard Ltd Proj Ser A Rfdg...........    7.750  12/01/15    3,133,170
                                                                   ------------
                                                                     18,632,427
                                                                   ------------
         MISSOURI 1.8%
   1,500 Chesterfield, MO Indl Dev Auth Rev
         Saint Andrews Episcopal-Presbyterian
         Ser A.................................    8.500  12/01/19    1,596,285
   1,000 Good Shepherd Nursing Home Dist MO
         Nursing Home Fac Rev..................    7.625  08/15/15    1,027,660
   3,000 Good Shepherd Nursing Home Dist MO
         Nursing Home Fac Rev..................    7.750  08/15/25    3,093,690
   2,840 Jefferson Cnty, MO Indl Dev Auth Indl
         Rev Cedars Hlthcare Cent Proj Ser A
         Rfdg..................................    8.250  12/01/15    2,845,652
   1,115 Madison Cnty, MO Hosp Rev Ser A.......    7.700  10/01/18    1,124,299
   1,490 Madison Cnty, MO Hosp Rev Ser A.......    7.900  10/01/26    1,504,572
   1,075 Missouri St Hlth & Edl Fac Bethesda
         Hlth Group Inc Proj A Rfdg............    7.500  08/15/12    1,105,240
     785 Perry Cnty, MO Nursing Home Rev Ser A.    7.650  03/01/16      799,562
   1,745 Perry Cnty, MO Nursing Home Rev Ser A.    7.750  03/01/26    1,777,195
     500 Saint Louis Cnty, MO Indl Dev Auth Rev
         1st Mtg Deaconess Manor Assn..........    7.500  06/01/16      508,810
     500 Saint Louis Cnty, MO Indl Dev Auth Rev
         1st Mtg Deaconess Manor Assn..........    7.500  06/01/23      503,920
   1,830 Saint Louis, MO Tax Increment Rev
         Scullin Redev Area Ser A..............   10.000  08/01/10    2,205,406
                                                                   ------------
                                                                     18,092,291
                                                                   ------------
         MONTANA 0.2%
   2,000 Montana St Hlth Fac Auth Rev Mission
         Ridge Proj Ser A......................    7.000  08/15/26    2,006,060
                                                                   ------------
         NEVADA 0.9%
   2,000 Clark Cnty, NV Indl Dev Rev Southwest
         Gas Corp Ser A........................    6.500  12/01/33    2,019,780
   1,500 Henderson, NV Local Impt Dist No T-10.    7.500  08/01/15    1,545,075
   1,425 Henderson, NV Local Impt Dist No T-4
         Ser B.................................    7.300  11/01/12    1,469,489
     945 Las Vegas, NV Local Impt Bonds Spl
         Impt Dist No 404......................    7.300  11/01/09      972,074
     985 Las Vegas, NV Spl Impt Dist No 505
         Elkhorn Springs.......................    8.000  09/15/13    1,021,268
   1,975 Nevada St Dept Commerce Hlth Fac Rev
         Washoe Convalescent Cent Proj Rfdg....    8.125  06/01/03    2,029,648
                                                                   ------------
                                                                      9,057,334
                                                                   ------------
         NEW HAMPSHIRE 4.9%
   1,490 New Hampshire Higher Edl & Hlth Fac
         Auth Rev 1st Mtg Odd Fellows Home
         Rfdg..................................    8.000  06/01/04    1,574,781
   2,000 New Hampshire Higher Edl & Hlth Fac
         Auth Rev 1st Mtg Odd Fellows Home
         Rfdg..................................    9.000  06/01/14    2,253,500
     435 New Hampshire Higher Edl & Hlth Fac
         Auth Rev Colby-Sawyer College Issue...    7.200  06/01/12      439,385
   2,565 New Hampshire Higher Edl & Hlth Fac
         Auth Rev Colby-Sawyer College Issue...    7.500  06/01/26    2,640,744
   5,000 New Hampshire Higher Edl & Hlth Fac
         Auth Rev Daniel Webster College Issue.    7.625  07/01/16    5,346,600
   1,000 New Hampshire Higher Edl & Hlth Fac
         Auth Rev Havenwood-Heritage Heights...    7.350  01/01/18    1,016,420
   4,825 New Hampshire Higher Edl & Hlth Fac
         Auth Rev Havenwood-Heritage Heights...    7.450  01/01/25    4,900,125

                                               See Notes to Financial Statements

                               November 30, 1996

--------------------------------------------------------------------------------

 Par
 Amount
 (000)   Description                               Coupon  Maturity Market Value
--------------------------------------------------------------------------------
         NEW HAMPSHIRE (CONTINUED)
 $ 2,425 New Hampshire Higher Edl & Hlth Fac
         Auth Rev Hlthcare Visiting Nurse.......    7.250% 09/01/23 $  2,362,678
   1,425 New Hampshire Higher Edl & Hlth Fac
         Auth Rev Monadock Cmnty Hosp Issue.....    9.125  10/01/20    1,554,846
   2,000 New Hampshire Higher Edl & Hlth Fac
         Auth Rev New London Hosp Assn Proj.....    7.500  06/01/05    2,204,580
   3,500 New Hampshire Higher Edl & Hlth Fac
         Auth Rev Vly Regl Hosp.................    7.350  04/01/23    3,361,365
   4,110 New Hampshire St Bus Fin Auth Elec Fac
         Rev Plymouth Cogeneration..............    7.750  06/01/14    4,247,438
   1,500 New Hampshire St Bus Fin Auth Swr &
         Solid Waste Disp Rev Crown Paper Co
         Proj...................................    7.875  07/01/26    1,550,640
   4,435 New Hampshire St Hsg Fin Auth Single
         Family Residential.....................    8.500  07/01/14    4,669,390
   3,420 New Hampshire St Indl Dev Auth Rev
         Pollutn Ctl Pub Svcs Co of NH Proj Ser
         A......................................    7.650  05/01/21    3,537,648
   2,300 New Hampshire St Indl Dev Auth Rev
         Pollutn Ctl Pub Svcs Co of NH Proj Ser
         C......................................    7.650  05/01/21    2,379,120
   4,000 New Hampshire St Indl Dev Auth Rev
         Pollutn Ctl Ser B......................   10.750  10/01/12    4,281,840
                                                                    ------------
                                                                      48,321,100
                                                                    ------------
         NEW JERSEY 4.0%
   1,000 Camden Cnty, NJ Impt Auth Lease Rev
         Dockside Refrigerated..................    8.400  04/01/24    1,020,980
     750 New Jersey Econ Dev Auth 1st Mtg
         Delaire Nursing Ser A Rfdg (Prerefunded
         @ 11/01/99)............................    8.750  11/01/10      868,028
     500 New Jersey Econ Dev Auth 1st Mtg Gross
         Rev Burnt Tavrn Convalescent Ser A
         Rfdg...................................    9.000  11/15/13      537,895
   1,240 New Jersey Econ Dev Auth 1st Mtg Gross
         Rev Dover Residential Hlthcare Fac (e).   13.375  11/01/14      682,000
   2,250 New Jersey Econ Dev Auth 1st Mtg Gross
         Rev Franciscan Oaks Proj Ser A.........    8.500  10/01/23    2,401,110
     840 New Jersey Econ Dev Auth 1st Mtg Gross
         Rev Stone Arch Nursing Home Proj Rfdg..    8.750  12/01/10      896,876
   1,000 New Jersey Econ Dev Auth 1st Mtg Gross
         Rev The Evergreens.....................    9.250  10/01/22    1,092,770
   1,000 New Jersey Econ Dev Auth Econ Dev Rev
         Borg Warner Corp.......................   11.200  08/01/04    1,039,920
     500 New Jersey Econ Dev Auth Econ Dev Rev
         Green Acres Manor Inc Ser A Rfdg.......    8.000  01/01/09      515,870
   1,000 New Jersey Econ Dev Auth Econ Dev Rev
         Green Acres Manor Inc Ser A Rfdg.......    8.250  01/01/17    1,032,480
   4,000 New Jersey Econ Dev Auth Econ Dev Rev
         Sr Mtg Holt Hauling Ser D..............   10.250  09/15/14    4,158,440
   4,365 New Jersey Econ Dev Auth Econ Dev Rev
         United Methodist Homes.................    7.500  07/01/20    4,437,197
     420 New Jersey Econ Dev Auth Econ Dev Rev
         United Methodist Homes.................    7.500  07/01/24      426,489
     500 New Jersey Econ Dev Auth Econ Dev Rev
         Zirbser Greenbriar Inc Ser A Rfdg......    7.375  07/15/03      525,395
     915 New Jersey Econ Dev Auth Econ Dev Rev
         Zirbser Greenbriar Inc Ser A Rfdg......    7.750  07/15/08      959,679
   1,000 New Jersey Econ Dev Auth Holt Hauling &
         Warehsg Rev Ser G Rfdg.................    8.400  12/15/15    1,050,590
     500 New Jersey Econ Dev Auth Rev 1st Mtg
         Fellowship Village Proj Ser A..........    8.500  01/01/10      532,270
   1,000 New Jersey Econ Dev Auth Rev 1st Mtg
         Fellowship Village Proj Ser A..........    9.250  01/01/25    1,138,530
     975 New Jersey Econ Dev Auth Rev 1st Mtg
         Millhouse Proj Ser A...................    8.250  04/01/10    1,000,438
   2,060 New Jersey Econ Dev Auth Rev 1st Mtg
         Millhouse Proj Ser A...................    8.500  04/01/16    2,123,716
   1,860 New Jersey Econ Dev Auth Rev 1st Mtg
         Winchester Gardens Ser A...............    7.500  11/01/05    1,861,990
   1,000 New Jersey Econ Dev Auth Rev 1st Mtg
         Winchester Gardens Ser A...............    8.500  11/01/16    1,021,520
   1,500 New Jersey Econ Dev Auth Rev 1st Mtg
         Winchester Gardens Ser A...............    8.625  11/01/25    1,544,985
     855 New Jersey Econ Dev Auth Rev Sr Mtg
         Arbor Glen Proj Ser A..................    8.000  05/15/02      875,358
     750 New Jersey Econ Dev Auth Rev Sr Mtg
         Arbor Glen Proj Ser A..................    8.000  05/15/04      768,518
   2,000 New Jersey Econ Dev Auth Rev Sr Mtg
         Arbor Glen Proj Ser A..................    8.000  05/15/12    2,038,640
   2,000 New Jersey Econ Dev Auth Rev Sr Mtg
         Arbor Glen Proj Ser A..................    8.750  05/15/26    2,078,200
   2,500 New Jersey Hlth Care Fac Fin Auth Rev
         Raritan Bay Med Cent Issue Rfdg........    7.250  07/01/14    2,639,350
   1,000 New Jersey St Edl Fac Auth Rev Caldwell
         College Ser A..........................    7.250  07/01/25    1,057,860
                                                                    ------------
                                                                      40,327,094
                                                                    ------------
         NEW MEXICO 0.8%
     695 Albuquerque, NM Nursing Home Rev
         Albuquerque Hlthcare Rfdg..............    9.750  12/01/14      744,849
   4,555 Albuquerque, NM Retirement Fac Rev LA
         Vida Llena Proj Ser A Rfdg.............    8.850  02/01/23    4,908,605
   1,500 Farmington, NM Pollutn Ctl Rev San Juan
         Proj Ser A Rfdg........................    6.400  08/15/23    1,516,860
     715 Santa Fe, NM Indl Rev Casa Real Nursing
         Home Rfdg..............................    9.750  01/01/13      753,052
     455 Truth or Consequences, NM Nursing Home
         Rev Sierra Hlthcare Rfdg & Impt........    9.750  12/01/14      487,432
                                                                    ------------
                                                                       8,410,798
                                                                    ------------

                                       B-40
                                               See Notes to Financial Statements

                               November 30, 1996

--------------------------------------------------------------------------------

 Par
 Amount
 (000)   Description                              Coupon  Maturity Market Value
-------------------------------------------------------------------------------
         NEW YORK 2.6%
 $ 1,210 Clifton Springs, NY Hosp & Clinic Ser
         A Rfdg & Impt.........................    7.650% 01/01/12 $  1,238,435
   4,800 Islip, NY Cmnty Dev Agy Cmnty Dev Rev
         NY Institute of Technology Rfdg.......    7.500  03/01/26    4,985,952
   2,500 New York City Indl Dev Agy Civic Fac
         Rev...................................    7.500  08/01/26    2,515,625
   4,170 New York City Indl Dev Agy Civic Fac
         Rev Our Lady of Mercy Med Cent Pkg
         Corp Proj.............................    8.500  12/30/22    4,477,579
   2,500 New York City Indl Dev Agy Rev Solid
         Waste Disposal Visy Paper Proj........    7.800  01/01/16    2,656,600
   5,000 New York St Energy Resh & Dev Auth
         Elec Fac Rev Long Island Ltg Ser A....    7.150  12/01/20    5,168,650
   2,905 Newark Wayne Cmnty Hosp NY Rev Ser A..    7.600  09/01/15    2,790,921
   2,000 North Syracuse, NY Hsg Auth Rev Janus
         Park Proj.............................    8.000  06/01/14    2,041,800
                                                                   ------------
                                                                     25,875,562
                                                                   ------------
         OHIO 5.2%
   1,500 Athens Cnty, OH Hosp Fac Rev O'Bleness
         Mem Hosp Proj.........................    7.100  11/15/23    1,487,130
   3,000 Cleveland, OH Pkg Fac Rev (Prerefunded
         @ 09/15/02)...........................    8.000  09/15/12    3,582,360
   1,000 Cuyahoga Cnty, OH Hlthcare Fac Rev
         Jennings Hall.........................    7.200  11/15/14    1,034,270
   1,500 Cuyahoga Cnty, OH Hlthcare Fac Rev
         Jennings Hall.........................    7.300  11/15/23    1,542,990
   2,500 Cuyahoga Cnty, OH Hlthcare Fac Rev
         Judson Retirement Cmnty Ser A Rfdg....    7.250  11/15/13    2,536,825
   3,000 Cuyahoga Cnty, OH Hlthcare Fac Rev
         Judson Retirement Cmnty...............    7.250  11/15/18    3,025,860
   2,555 Cuyahoga Cnty, OH Hlthcare Fac Rev
         Judson Retirement Cmnty (Prerefunded @
         11/15/99).............................    8.875  11/15/19    2,946,273
   7,625 Dayton, OH Spl Fac Rev Emery Air
         Freight Corp Ser A Rfdg...............   12.500  10/01/09    8,522,005
     500 Fairfield, OH Econ Dev Rev Beverly
         Enterprises Proj Rfdg.................    8.500  01/01/03      539,515
   1,945 Harrison, OH Harrison Ave Kmart Proj
         Ser A.................................    8.125  12/01/02    2,024,278
   2,000 Lorain Cnty, OH Hosp Rev Mtg Elyria
         United Methodist Rfdg.................    6.875  06/01/22    2,015,640
   2,500 Mount Vernon, OH Hosp Rev Knox Cmnty
         Hosp Rfdg.............................    7.875  06/01/12    2,577,675
   1,000 North Canton, OH Hlthcare Fac Rev
         Waterford at Saint Luke Proj..........    8.625  11/15/21    1,075,010
   4,930 Ohio St Air Quality Dev Auth Rev
         Pollutn Ctl Toledo Edison Ser B.......    9.875  11/01/22    5,119,164
   1,036 Ohio St Indl Dev Rev 1st Mtg Swifton
         Commons Proj Rfdg (e).................    8.125  12/01/15      909,431
   2,000 Ohio St Solid Waste Rev Rep Engineered
         Steels Proj...........................    8.250  10/01/14    2,062,760
   4,000 Ohio St Solid Waste Rev Rep Engineered
         Steels Proj...........................    9.000  06/01/21    4,298,120
   2,000 Ohio St Wtr Dev Auth Pollutn Ctl Fac
         Rev Collateral Toledo Edison Ser A
         Rfdg..................................    8.000  10/01/23    2,173,740
   2,000 Ohio St Wtr Dev Auth Pollutn Ctl Fac
         Rev Collateral Cleveland Elec Ser A
         Rfdg..................................    8.000  10/01/23    2,173,740
   2,250 Sandusky Cnty, OH Hosp Fac Rev Mem
         Hosp Proj Rfdg........................    7.750  12/01/09    2,266,155
                                                                   ------------
                                                                     51,912,941
                                                                   ------------
         OKLAHOMA 0.3%
   1,000 Jackson Cnty, OK Mem Hosp Auth Rev
         Jackson Mem (Prerefunded @ 08/01/97)..    9.000  08/01/15    1,054,780
     500 Leflore Cnty, OK Hosp Auth Impt Rev...    9.400  05/01/06      538,410
     555 Oklahoma Hsg Fin Agy Single Family
         Class A (GNMA Collateralized).........    7.997  08/01/18      592,923
     500 Woodward, OK Muni Auth Hosp Rev.......    8.250  11/01/09      543,525
     500 Woodward, OK Muni Auth Hosp Rev
         (Prerefunded @ 11/01/00)..............    9.250  11/01/14      595,650
                                                                   ------------
                                                                      3,325,288
                                                                   ------------
         OREGON 0.2%
   1,500 Salem, OR Hosp Fac Auth Rev Capital
         Manor Inc.............................    7.500  12/01/24    1,568,445
                                                                   ------------
         PENNSYLVANIA 12.1%
   1,945 Allegheny Cnty, PA Hosp Dev Auth Rev
         Hlth Fac Allegheny Vly Sch............    7.500  02/01/10    1,988,821
   3,120 Allegheny Cnty, PA Hosp Dev Auth Rev
         Hlth Fac Allegheny Vly Sch............    7.875  02/01/20    3,230,448
   1,800 Beaver Cnty, PA Indl Dev Auth Pollutn
         Ctl Collateral Cleveland Elec Proj
         Rfdg..................................    7.625  05/01/25    1,955,520
   7,550 Beaver Cnty, PA Indl Dev Auth Pollutn
         Ctl Rev Collateral Toledo Edison Co
         Proj Rfdg.............................    7.625  05/01/20    8,202,320
   4,000 Beaver Cnty, PA Indl Dev Auth Pollutn
         Ctl Rev Collateral Toledo Edison Ser A
         Rfdg..................................    7.750  05/01/20    4,390,840
   1,100 Beaver Cnty, PA Indl Dev Auth Pollutn
         Ctl Rev OH Edison Proj Ser A Rfdg.....    7.750  09/01/24    1,162,161
   1,860 Berks Cnty, PA Muni Auth Rev Phoebe
         Berks Village Inc Proj Rfdg...........    7.500  05/15/13    1,911,280
   1,860 Berks Cnty, PA Muni Auth Rev Phoebe
         Berks Village Inc Proj Rfdg...........    7.700  05/15/22    1,880,776
   2,500 Berks Cnty, PA Muni Auth Rev Phoebe
         Berks Village Inc Proj Rfdg...........    8.250  05/15/22    2,655,900
   1,000 Chartiers Vly, PA Indl & Commercial
         Dev Auth 1st Mtg Rev..................    7.250  12/01/11    1,023,400

                                       B-41
                                               See Notes to Financial Statements

                               November 30, 1996

--------------------------------------------------------------------------------

 Par
 Amount
 (000)   Description                              Coupon  Maturity Market Value
-------------------------------------------------------------------------------
         PENNSYLVANIA (CONTINUED)
 $ 2,000 Chartiers Vly, PA Indl & Commercial
         Dev Auth 1st Mtg Rev..................    7.400% 12/01/15 $  2,058,020
   1,000 Chartiers Vly, PA Indl & Commercial
         Dev Auth 1st Mtg Rev (Prerefunded @
         12/01/98).............................    9.500  12/01/15    1,123,540
   4,480 Clarion Cnty, PA Hosp Auth Hosp Rev
         Clarion Hosp Proj.....................    8.100  07/01/12    4,762,822
   1,000 Clarion Cnty, PA Hosp Auth Hosp Rev
         Clarion Hosp Proj.....................    8.500  07/01/21    1,106,510
     825 Columbia Cnty, PA Indl Dev Auth 1st
         Mtg Rev 1st Str Assoc Proj Rfdg.......    9.000  05/01/14      881,323
         Delaware Cnty, PA Auth Rev 1st Mtg
     870 Riddle Village Proj (Prerefunded @
         06/01/02).............................    8.750  06/01/10    1,056,302
   2,800 Delaware Cnty, PA Auth Rev 1st Mtg
         Riddle Village Proj (Prerefunded @
         06/01/02).............................    9.250  06/01/22    3,465,420
   3,645 Delaware Cnty, PA Auth Rev 1st Mtg
         Riddle Village Proj Rfdg..............    7.000  06/01/26    3,631,441
   2,100 Delaware Cnty, PA Auth Rev White Horse
         Village Ser A Rfdg....................    7.500  07/01/18    2,166,234
   1,350 Doylestown, PA Hosp Auth Hosp Rev Pine
         Run Ser A.............................    7.200  07/01/23    1,389,434
   1,250 Lebanon Cnty, PA Hlth Fac Auth Hlth
         Cent Rev United Church of Christ Homes
         Rfdg..................................    7.250  10/01/19    1,256,100
     250 Lehigh Cnty, PA Genl Purp Auth Rev 1st
         Mtg Bible Fellowship Proj.............    7.150  12/15/08      258,073
   2,315 Lehigh Cnty, PA Genl Purp Auth Rev 1st
         Mtg Bible Fellowship Proj.............    8.000  12/15/23    2,388,756
   4,785 Lehigh Cnty, PA Indl Dev Auth Rev
         Rfdg..................................    8.000  08/01/12    5,009,991
   2,000 Luzerne Cnty, PA Indl Dev Auth 1st Mtg
         Gross Rev Rfdg........................    7.875  12/01/13    2,102,920
   3,000 Luzerne Cnty, PA Indl Dev Auth Exmpt
         Fac Rev PA Gas & Wtr Co Proj Ser A
         Rfdg..................................    7.200  10/01/17    3,226,500
     500 Montgomery Cnty, PA Higher Ed & Hlth
         Auth Rev Retirement Cmnty GDL Farms A.    9.500  01/01/20      582,240
         Montgomery Cnty, PA Indl Dev Auth Rev
   1,550 1st Mtg The Meadowood Corp Proj Ser A.    9.250  12/01/00    1,815,128
   2,025 Montgomery Cnty, PA Indl Dev Auth Rev
         1st Mtg The Meadowood Corp Proj Ser A
         (Prerefunded @ 12/01/00)..............   10.000  12/01/19    2,458,370
   2,500 Montgomery Cnty, PA Indl Dev Auth Rev
         1st Mtg The Meadowood Corp Proj Ser A
         Rfdg..................................   10.250  12/01/20    2,769,325
     500 Montgomery Cnty, PA Indl Dev Auth Rev
         1st Mtg The Meadowood Corp Rfdg.......    7.000  12/01/10      508,740
   1,500 Montgomery Cnty, PA Indl Dev Auth Rev
         1st Mtg The Meadowood Corp Rfdg.......    7.250  12/01/15    1,505,400
   4,000 Montgomery Cnty, PA Indl Dev Auth Rev
         1st Mtg The Meadowood Corp Rfdg.......    7.400  12/01/20    3,999,080
   3,780 Montgomery Cnty, PA Indl Dev Auth Rev
         Assisted Living Ser A.................    8.250  05/01/23    3,978,601
   3,595 Montgomery Cnty, PA Indl Dev Auth Rev
         Hlthcare Adv Geriatric Ser A..........    8.375  07/01/23    3,803,977
     805 Montgomery Cnty, PA Indl Dev Auth Rev
         Pennsburg Nursing & Rehab Cent........    7.625  07/01/18      835,654
   2,660 Montgomery Cnty, PA Indl Dev Auth Rev
         Wordsworth Academy....................    7.750  09/01/14    2,761,772
     750 Northampton Cnty, PA Indl Dev Auth Rev
         1st Mtg Kirkland Village Proj.........    7.375  12/15/18      751,125
     750 Northampton Cnty, PA Indl Dev Auth Rev
         1st Mtg Kirkland Village Proj.........    7.500  12/15/23      751,470
   1,000 Pennsylvania Econ Dev Fin Auth Exempt
         Fac Rev MacMillan Ltd Partnership
         Proj..................................    7.600  12/01/20    1,123,460
   1,500 Pennsylvania Econ Dev Fin Auth
         Recycling Rev Ponderosa Fibres Proj
         Ser A.................................    9.250  01/01/22    1,412,610
   2,000 Philadelphia, PA Auth for Indl Dev
         Coml Philadelphia Arpt Rev Rfdg.......    7.750  12/01/17    2,158,940
   1,170 Philadelphia, PA Auth for Indl Dev Rev
         1st Mtg RHA/Care Pavilion Proj........   10.250  02/01/18    1,208,598
   1,500 Philadelphia, PA Auth for Indl Dev Rev
         Cathedral Village.....................    7.250  04/01/15    1,513,305
   5,835 Philadelphia, PA Auth for Indl Dev Rev
         Long-Term Care Maplewood..............    8.000  01/01/24    6,048,444
   2,000 Philadelphia, PA Auth for Indl Dev Rev
         Long-Term Care Maplewood..............    8.000  01/01/14    2,076,120
   1,000 Philadelphia, PA Auth for Indl Dev Rev
         Lutheran Retire Ser B (Var Rate Cpn)..    5.000  01/01/17      730,060
   1,875 Philadelphia, PA Hosps & Higher Ed Fac
         Auth Hosp Rev.........................    7.250  03/01/24    1,836,563
     500 Philadelphia, PA Pkg Auth Rev East
         Market................................    8.750  03/01/05      503,010
   1,785 Philadelphia, PA Pkg Auth Rev East
         Market................................    8.875  03/01/10    1,795,371
   3,000 Scranton-Lackawanna, PA Hlth & Welfare
         Allied Auth Rev Svcs Rehab Hosp Proj
         Ser A.................................    7.375  07/15/08    3,132,570
   3,000 Somerset Cnty, PA Hosp Auth Rev
         Somerset Cmnty Hosp Proj..............    7.500  03/01/17    3,173,610
     250 Warren Cnty, PA Indl Dev Auth Beverly
         Enterprises Rfdg......................    9.000  11/01/12      274,718
   2,300 Washington Cnty, PA Hosp Auth Rev
         Canonsburg Genl Hosp Rfdg.............    7.350  06/01/13    2,242,615
                                                                   ------------
                                                                    120,035,728
                                                                   ------------
         SOUTH CAROLINA 1.0%
     750 Charleston Cnty, SC Hlth Fac Rev 1st
         Mtg Episcopal Proj Rfdg (Prerefunded @
         04/01/01).............................    9.750  04/01/16      919,028
   1,500 Charleston Cnty, SC Hlth Fac Rev 1st
         Mtg Roper Geriatric Cent Inc Proj Rfdg
         (Prerefunded @ 05/01/99)..............    7.750  05/01/17    1,646,220
     390 McCormick Cnty, SC Hosp Fac Rev
         McCormick Hlthcare Cent Proj..........   10.500  03/01/18      399,984

                                       B-42
                                               See Notes to Financial Statements

                               November 30, 1996

--------------------------------------------------------------------------------

 Par
 Amount
 (000)   Description                              Coupon  Maturity Market Value
-------------------------------------------------------------------------------
         SOUTH CAROLINA (CONTINUED)
 $ 3,000 Piedmont Muni Pwr Agy South Carolina
         Elec Rev Rfdg.........................    6.550% 01/01/16 $  3,021,750
   3,000 Piedmont Muni Pwr Agy South Carolina
         Elec Rev Rfdg.........................    6.600  01/01/21    3,016,650
     750 South Carolina Jobs Econ Dev Auth Hlth
         Fac Rev 1st Mtg Lutheran Homes SC
         Proj..................................    8.000  10/01/22      778,598
     250 South Carolina Jobs Econ Dev Auth Hlth
         Fac Rev 1st Mtg Lutheran Homes SC
         Proj..................................    7.750  10/01/12      259,303
                                                                   ------------
                                                                     10,041,533
                                                                   ------------
         SOUTH DAKOTA 0.1%
   1,000 South Dakota St Hlth & Edl Fac Auth
         Rev Huron Regl Med Cent...............    7.250  04/01/20    1,058,940
                                                                   ------------
         TENNESSEE 0.4%
     500 Smith Cnty, TN Hlth & Edl Fac 1st
         Hlthcare Corp Proj Rfdg...............    7.400  04/01/13      508,945
   3,000 Springfield, TN Hlth & Edl Fac Brd
         Hosp Rev Jesse Holman Jones Hosp Proj.    8.250  04/01/12    3,228,300
                                                                   ------------
                                                                      3,737,245
                                                                   ------------
         TEXAS 5.1%
   4,850 Alliance Arpt Auth Inc TX Spl Fac Rev
         American Airls Inc Proj...............    7.500  12/01/29    5,218,988
  11,150 Alliance Arpt Auth Inc TX Spl Fac Rev
         Fed Express Corp Proj.................    6.375  04/01/21   11,316,024
   1,380 Amarillo, TX Hlth Fac Corp Rev
         Panhandle Retirement Ser B............    7.000  08/15/15    1,382,650
   3,000 Amarillo, TX Hlth Fac Corp Rev
         Panhandle Retirement Ser B............    7.750  08/15/18    3,037,400
   1,035 Bell Cnty, TX Hlth Fac Dev Corp Rev
         Hosp Proj.............................    9.250  07/01/08    1,139,732
     500 Dallas-Fort Worth, TX Intl Arpt Fac
         Impt Corp Rev American Airls Inc......    7.500  11/01/25      537,945
   1,500 Dallas-Fort Worth, TX Intl Arpt Fac
         Impt Corp Rev American Airls Inc......    7.250  11/01/30    1,625,220
   1,250 Dallas-Fort Worth, TX Intl Arpt Fac
         Impt Corp Rev Delta Airls Inc.........    7.625  11/01/21    1,365,263
   2,665 De Soto, TX Hlth Fac Dev Corp Rev Park
         Manor Sr Care.........................    7.750  12/01/16    2,622,760
     210 Harris Cnty, TX Hsg Fin Corp Single
         Family Hsg Rev........................    9.875  03/15/14      210,714
     245 Harris Cnty, TX Hsg Fin Corp Single
         Family Hsg Rev Ser 1983 Ser A.........   10.125  07/15/03      245,245
   1,455 Harris Cnty, TX Hsg Fin Corp Single
         Family Hsg Rev Ser 1983 Ser A.........   10.375  07/15/14    1,450,638
   3,075 Houston, TX Hsg Fin Corp Single Family
         Mtg Rev Ser B.........................   10.375  12/15/13    3,083,795
     790 Montgomery Cnty, TX Hlth Fac Dev Corp
         Hosp Mtg Rev Woodlands Med Cent Proj
         Rfdg..................................    8.850  08/15/14      853,089
   1,250 Northeast Hosp Auth TX Rev Northeast
         Med Cent Hosp Ser B...................    7.250  07/01/22    1,333,225
   4,505 Port Corpus Christi, TX Indl Dev Corp
         Rev Valero Refining & Mktg Co Ser A...   10.250  06/01/17    4,760,704
     500 Port Corpus Christi, TX Indl Dev Corp
         Rev Valero Refining & Mktg Co Ser B...   10.625  06/01/08      530,565
   3,255 Rusk Cnty, TX Hlth Fac Corp Hosp Rev
         Henderson Mem Hosp Proj...............    7.750  04/01/13    3,424,618
     500 San Antonio, TX Hlth Fac Dev Corp Rev
         Encore Nursing Cent Partner...........    8.250  12/01/19      539,320
   2,000 San Antonio, TX Hsg Fin Corp Multi-
         Family Hsg Rev Marbach Manor Apts Proj
         Ser A.................................    8.125  06/01/27    2,046,480
   1,500 Tarrant Cnty, TX Hlth Fac Dev Corp Rev
         Mtg Cumberland Rest Ser A Rfdg........    7.000  08/15/19    1,501,500
   1,401 Texas Genl Svcs Comm Partn Interests
         Office Bldg & Land Aquisition Proj....    7.000  08/01/24    1,442,991
     790 Weslaco, TX Hlth Fac Dev Corp Hosp Rev
         Welasco Hlth Fac Proj Ser B
         (Prerefunded @ 06/01/98)..............   10.375  06/01/16      870,209
                                                                   ------------
                                                                     50,539,075
                                                                   ------------
         UTAH 0.4%
     500 Hildale, UT Elec Rev Gas Turbine Elec
         Fac Proj..............................    7.600  09/01/06      509,035
   1,000 Hildale, UT Elec Rev Gas Turbine Elec
         Fac Proj..............................    7.800  09/01/15    1,000,520
   2,345 Utah St Hsg Fin Agy Single Family Mtg
         Ser C2 (FHA Gtd)......................    7.950  07/01/20    2,413,755
                                                                   ------------
                                                                      3,923,310
                                                                   ------------
         VERMONT 0.1%
     700 Vermont Edl & Hlth Bldgs Fin Agy Rev
         Northwestern Med Cent Ser A
         (Prerefunded @ 09/01/98)..............    9.750  09/01/18      780,451
                                                                   ------------
         VIRGINIA 1.6%
   2,955 Alexandria, VA Indl Dev Auth Rev Saint
         Coletta Sch Proj......................    7.750  10/15/26    2,979,674
     870 Covington-Alleghany Cnty, VA Indl Dev
         Beverly Enterprises Proj Rfdg.........    9.375  09/01/01      966,118
   3,000 Fairfax Cnty, VA Redev & Hsg Auth
         Multi-Family Hsg Rev..................    7.600  10/01/36    3,000,000
   1,500 Hopewell, VA Indl Dev Auth Res
         Recovery Rev Stone Container Corp Proj
         Rfdg..................................    8.250  06/01/16    1,635,075
   1,000 Pittsylvania Cnty, VA Indl Dev Auth
         Rev Exempt Fac Ser A..................    7.450  01/01/09    1,051,800
   6,000 Richmond, VA Redev & Hsg Auth Multi-
         Family Rev Ser A Rfdg (Var Rate Cpn)..    8.000  12/15/21    5,977,440
                                                                   ------------
                                                                     15,610,107
                                                                   ------------

                                       B-43
                                               See Notes to Financial Statements

                               November 30, 1996

--------------------------------------------------------------------------------

 Par
 Amount
 (000)   Description                              Coupon  Maturity Market Value
-------------------------------------------------------------------------------
         WASHINGTON 0.1%
 $ 1,500 Port Walla Walla, WA Pub Corp Solid
         Waste Recycling Rev Ponderosa Fibres
         Proj..................................   9.125%  01/01/26 $  1,392,060
                                                                   ------------
         WEST VIRGINIA 0.2%
     500 Randolph Cnty, WV Bldg Commission
         Davis Mem Hosp Proj Ser A Rfdg & Impt.   7.650   11/01/21      537,235
   1,040 Weirton, WV Pollutn Ctl Rev Weirton
         Steel Proj Rfdg.......................   8.625   11/01/14    1,091,605
                                                                   ------------
                                                                      1,628,840
                                                                   ------------
         WISCONSIN 0.8%
     795 Wisconsin St Hlth & Edl Fac Auth Rev
         Hess Mem Hosp Assn....................   7.200   11/01/05      794,833
   2,000 Wisconsin St Hlth & Edl Fac Auth Rev
         Hess Mem Hosp Assn....................   7.875   11/01/22    2,013,320
   2,500 Wisconsin St Hlth & Edl Fac Auth Rev
         Natl Regency of New Berlin Proj.......   8.000   08/15/25    2,548,600
   3,000 Wisconsin St Hlth & Edl Milwaukee
         Catholic Home Proj....................   7.500   07/01/26    3,076,890
                                                                   ------------
                                                                      8,433,643
                                                                   ------------
         U. S. VIRGIN ISLANDS 0.3%
   1,210 University of Virgin Islands Pub Fin
         Auth Ser A............................   7.500   10/01/09    1,337,667
   1,965 University of Virgin Islands Pub Fin
         Auth Ser A............................   7.650   10/01/14    2,181,405
                                                                   ------------
                                                                      3,519,072
                                                                   ------------
 TOTAL LONG-TERM INVESTMENTS 98.3%
  (Cost $945,075,401)...........................................    978,015,397
 SHORT-TERM INVESTMENTS AT AMORTIZED COST 0.1%..................        700,000
 OTHER ASSETS IN EXCESS OF LIABILITIES 1.6%.....................     16,017,108
                                                                   ------------
 NET ASSETS 100.0%..............................................   $994,732,505
                                                                   ------------

 (a) At November 30, 1996, for federal income tax purposes, cost is $945,080,571; the aggregate gross unrealized appreciation is $39,681,346 and the aggregate gross unrealized depreciation is $6,746,520, resulting in net unrealized appreciation of $32,934,826.
 (b) Securities purchased on a when-issued or delayed-delivery basis.
 (c) Assets segregated as collateral for when-issued or delayed-delivery purchase commitments.
 (d) Interest is accruing for this security at less than the stated coupon.
 (e) Non-Income producing security.

                                       B-44
                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               November 30, 1996

--------------------------------------------------------------------------------

ASSETS:
Long-Term Investments, at Market Value (Cost $945,075,401)
(Note 1).......................................................  $  978,015,397
Short-Term Investments (Note 1)................................         700,000
Cash...........................................................          82,152
Receivables:
 Interest......................................................      23,057,606
 Securities Sold...............................................       4,515,866
 Fund Shares Sold..............................................       1,451,676
Other..........................................................           4,131
                                                                 --------------
 Total Assets..................................................   1,007,826,828
                                                                 --------------
LIABILITIES:
Payables:
 Securities Purchased..........................................       7,248,217
 Income Distributions..........................................       3,031,741
 Fund Shares Repurchased.......................................       1,571,081
 Distributor and Affiliates (Note 2)...........................         609,253
 Investment Advisory Fee (Note 2)..............................         452,766
Accrued Expenses...............................................         142,607
Deferred Compensation and Retirement Plans (Note 2)............          38,658
                                                                 --------------
 Total Liabilities.............................................      13,094,323
                                                                 --------------
NET ASSETS.....................................................  $  994,732,505
                                                                 --------------
NET ASSETS CONSIST OF:
Capital (Note 3)...............................................  $  986,396,208
Net Unrealized Appreciation on Securities......................      32,939,996
Accumulated Undistributed Net Investment Income................         113,411
Accumulated Net Realized Loss on Securities....................     (24,717,110)
                                                                 --------------
NET ASSETS.....................................................  $  994,732,505
                                                                 --------------
MAXIMUM OFFERING PRICE PER SHARE:
 Class A Shares:
 Net asset value and redemption price per share (Based on net assets of $620,960,577 and 55,746,099 shares of beneficial
 interest issued and outstanding)..............................  $        11.14
 Maximum sales charge (4.75%* of offering price)...............             .56
                                                                 --------------
 Maximum offering price to public..............................  $        11.70
                                                                 --------------
 Class B Shares:
 Net asset value and offering price per share (Based on net
 assets of $323,811,217 and 29,077,037 shares of beneficial
 interest issued and outstanding)..............................  $        11.14
                                                                 --------------
 Class C Shares:
 Net asset value and offering price per share (Based on net
 assets of $49,960,711 and 4,490,533 shares of beneficial
 interest issued and outstanding)..............................  $        11.13
                                                                 --------------

*On sales of $100,000 or more, the sales charge will be reduced.

                                       B-45
                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended November 30, 1996

--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest........................................................... $65,971,253
                                                                    -----------
EXPENSES:
Investment Advisory Fee (Note 2)...................................   4,757,392
Distribution (12b-1) and Service Fees (Attributed to Classes A, B
 and C of
 $1,380,920, $2,708,233 and $389,676, respectively) (Note 5).......   4,478,829
Shareholder Services (Note 2)......................................     888,765
Accounting Services (Note 2).......................................     208,513
Legal (Note 2).....................................................      46,103
Trustees Fees and Expenses (Note 2)................................      41,035
Other..............................................................     670,060
                                                                    -----------
 Total Expenses....................................................  11,090,697
 Less Expenses Reimbursed (Note 2).................................      17,000
                                                                    -----------
 Net Expenses......................................................  11,073,697
                                                                    -----------
NET INVESTMENT INCOME.............................................. $54,897,556
                                                                    -----------
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Net Realized Gain on Investments................................... $ 2,092,011
                                                                    -----------
Unrealized Appreciation/Depreciation on Securities:
 Beginning of the Period...........................................  36,755,483
 End of the Period:
   Investments.....................................................  32,939,996
                                                                    -----------
Net Unrealized Depreciation on Securities During the Period........  (3,815,487)
                                                                    -----------
NET REALIZED AND UNREALIZED LOSS ON SECURITIES..................... $(1,723,476)
                                                                    -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS......................... $53,174,080
                                                                    -----------

                                       B-46
                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended November 30, 1996 and 1995

--------------------------------------------------------------------------------

                                                  Year Ended         Year Ended
                                           November 30, 1996  November 30, 1995
--------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income....................       $ 54,897,556       $ 45,949,732
Net Realized Gain/Loss on Securities.....          2,092,011        (11,171,506)
Net Unrealized Appreciation/Depreciation
on Securities............................         (3,815,487)        56,699,702
                                                ------------       ------------
Change in Net Assets from Operations.....         53,174,080         91,477,928
                                                ------------       ------------
Distributions from Net Investment Income:
 Class A Shares..........................        (36,684,070)       (32,309,178)
 Class B Shares..........................        (15,919,679)       (12,327,837)
 Class C Shares..........................         (2,289,094)        (1,507,847)
                                                ------------       ------------
 Total Distributions.....................        (54,892,843)       (46,144,862)
                                                ------------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
ACTIVITIES...............................         (1,718,763)        45,333,066
                                                ------------       ------------
FROM CAPITAL TRANSACTIONS (NOTE 3):
Proceeds from Shares Sold................        301,612,850        222,380,164
Net Asset Value of Shares Issued Through
Dividend Reinvestment....................         23,613,873         19,652,888
Cost of Shares Repurchased...............       (110,086,181)       (91,773,703)
                                                ------------       ------------
CHANGE IN NET ASSETS FROM CAPITAL
TRANSACTIONS.............................        215,140,542        150,259,349
                                                ------------       ------------
TOTAL INCREASE IN NET ASSETS.............        213,421,779        195,592,415
NET ASSETS:
Beginning of the Period..................        781,310,726        585,718,311
                                                ------------       ------------
End of the Period (Including
 undistributed net investment income of
 $113,411 and $26,781, respectively).....       $994,732,505       $781,310,726
                                                ------------       ------------




                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

   The following schedule presents financial highlights for one share of the
               Fundoutstanding throughout the periods indicated.

--------------------------------------------------------------------------------

                                                 Year Ended November 30,
                                           -------------------------------------
Class A Shares                                1996    1995   1994    1993   1992
--------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.   $11.18  $10.44 $11.19  $10.95 $10.78
                                           -------  ------ ------  ------ ------
 Net Investment Income...................     .735     .74    .76   .8132   .815
 Net Realized and Unrealized Gain/Loss on
  Securities.............................    (.041)  .7475  (.744)  .2303   .195
                                           -------  ------ ------  ------ ------
Total from Investment Operations.........     .694  1.4875   .016  1.0435   1.01
Less Distributions from Net Investment
Income...................................     .735   .7475   .766   .8035    .84
                                           -------  ------ ------  ------ ------
Net Asset Value, End of the Period ......  $11.139  $11.18 $10.44  $11.19 $10.95
                                           -------  ------ ------  ------ ------
Total Return (a).........................    6.47%  14.65%   .10%   9.65%  9.77%
Net Assets at End of the Period (In
millions)................................   $621.0  $516.3 $411.1  $408.0 $309.5
Ratio of Expenses to Average Net Assets
(b)......................................    1.01%    .98%  1.02%   1.03%  1.07%
Ratio of Net Investment Income to Average
Net Assets (b)...........................    6.64%   6.81%  6.98%   7.13%  7.45%
Portfolio Turnover.......................      23%     26%    33%     27%    24%

(a) Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(b) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC reimbursement of expenses was less than 0.01%.

                                               See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

--------------------------------------------------------------------------------

                                                                  July 20, 1992
                             Year Ended November 30,              (Commencement
                          --------------------------------  of Distribution) to
Class B Shares               1996     1995   1994  1993(a) November 30, 1992(a)
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of the Period.  $ 11.18  $ 10.43 $11.18   $10.96               $11.08
                          -------  ------- ------   ------               ------
 Net Investment Income..     .653      .66    .68    .6919                  .27
 Net Realized and
  Unrealized Gain/Loss
  on Securities.........    (.046)   .7535  (.748)   .2476               (.1122)
                          -------  ------- ------   ------               ------
Total from Investment
Operations..............     .607   1.4135  (.068)   .9395                .1578
Less Distributions from
 Net Investment Income..     .651    .6635   .682    .7195                .2778
                          -------  ------- ------   ------               ------
Net Asset Value, End of
the Period..............  $11.136   $11.18 $10.43   $11.18               $10.96
                          -------  ------- ------   ------               ------
Total Return (b) .......    5.67%   13.89%  (.76%)   8.84%               1.45%*
Net Assets at End of the
 Period (In millions)...   $323.8   $233.9 $159.3   $104.8                $21.0
Ratio of Expenses to
Average Net Assets (c)..    1.77%    1.73%  1.77%    1.77%                1.71%
Ratio of Net Investment
 Income to Average Net
 Assets (c).............    5.88%    6.03%  6.19%    6.15%                5.88%
Portfolio Turnover......      23%      26%    33%      27%                  24%

*Non-Annualized
(a) Based on average month-end shares outstanding.
(b) Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(c) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC reimbursement of expenses was less than 0.01%.

                                       B-49
                                               See Notes to Financial Statements

   The following schedule presents financial highlights for one share of the
               Fundoutstanding throughout the periods indicated.

--------------------------------------------------------------------------------

                                                                  December 10, 1993
                                                                      (Commencement
                                 Year Ended         Year Ended  of Distribution) to
Class C Shares            November 30, 1996  November 30, 1995 November 30, 1994(a)
-------------------------------------------------------------------------------------
Net Asset Value,
Beginning of the Period.            $ 11.17            $ 10.42              $ 11.29
                                    -------            -------              -------
 Net Investment Income..               .652                .66                  .63
 Net Realized and
  Unrealized Gain/Loss
  on Investments........              (.045)             .7535               (.8363)
                                    -------            -------              -------
Total from Investment
Operations..............               .607             1.4135               (.2063)
Less Distributions from
Net Investment Income...               .651              .6635                .6637
                                    -------            -------              -------
Net Asset Value, End of
the Period..............            $11.126            $ 11.17              $ 10.42
                                    -------            -------              -------
Total Return (b) .......              5.68%             13.79%               (1.80%)*
Net Assets at End of the
Period (In millions)....              $50.0              $31.1                $15.3
Ratio of Expenses to
Average Net Assets (c)..              1.77%              1.72%                1.75%
Ratio of Net Investment
 Income to Average Net
 Assets (c).............              5.86%              5.98%                6.07%
Portfolio Turnover......                23%                26%                  33%

*Non-Annualized
(a) Based on average month-end shares outstanding.
(b) Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(c) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC reimbursement of expenses was less than 0.01%.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               November 30, 1996

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen American Capital High Yield Municipal Fund (the "Fund") is organized as a series of the Van Kampen American Capital Tax-Exempt Trust, a Delaware business trust, and is registered as a diversified open-end management invest-ment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide as high a level of interest income exempt from federal income tax as is consistent with investing in medium- to lower-rated high yielding municipal securities. The Fund commenced investment opera-tions on January 2, 1986. The distribution of the Fund's Class B and Class C shares commenced on July 20, 1992 and December 10, 1993, respectively.
  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATIONS-Municipal bonds are valued at the most recently quoted bid prices furnished by an independent pricing service or dealers. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees of the Fund. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.
  The Fund's investments include lower-rated and unrated debt securities which may be more susceptible to adverse economic conditions than investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties exist as to an issuer's ability to meet principal and interest payments. Securities rated below investment grade and comparable unrated securities represented approximately 86% of the Fund's investment portfolio at the end of the period.

B. SECURITY TRANSACTIONS-Security transactions are recorded on a trade date ba-sis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggre-gate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.
  The Fund invests in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash bal-ances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are collateralized by the underlying debt securities. The Fund will make payment for such securities only upon physical delivery or evi-dence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INVESTMENT INCOME-Interest income is recorded on an accrual basis. Bond pre-mium and original issue discount are amortized over the life of each applicable security. Market discounts are recognized at the time of sale as realized gains for book purposes and ordinary income for tax purposes.

D. FEDERAL INCOME TAXES-It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
  The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At

                               November 30, 1996

--------------------------------------------------------------------------------
November 30, 1996, the Fund had an accumulated capital loss carryforward for tax purposes of $24,474,967 which expires between November 30, 1997 and Novem-ber 30, 2003. Of this amount, $2,674,127 will expire in 1997. Net realized loss differs for financial reporting and tax purposes primarily as a result of the deferral of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

E. DISTRIBUTION OF INCOME AND GAINS-The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distrib-uted annually. Permanent book and tax basis differences relating to the expira-tion of a portion of the capital loss carryforward totaling $4,412,954 were reclassified from net realized gain/loss on securities to capital. Permanent differences relating to the recognition of expenses associated with the consol-idation of the VKAC open-end fund complex totaling $76,482 were reclassified from accumulated undistributed net investment income to capital. Additionally, permanent differences relating to the recognition of market discount on bonds totaling $5,435 were reclassified from net realized gain/loss on securities to accumulated undistributed net investment income.
  For the year ended November 30, 1996, 99.96% of the income distributions made by the Fund were exempt from federal income taxes. In January, 1997, the Fund will provide tax information to shareholders for the 1996 calendar year.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                                   % PER ANNUM
--------------------------------------------------------------------------------
First $300 million..................................................  .60 of 1%
Next $300 million...................................................  .55 of 1%
Over $600 million...................................................  .50 of 1%

  The Adviser has agreed to reimburse the Fund for certain trustees' compensa-tion in connection with the July, 1995 increase in the number of trustees of the Fund. This reimbursement is expected to continue through December 31, 1996.
  Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Fund, of which a trustee of the Fund is an affiliated person.
  For the year ended November 30, 1996, the Fund recognized expenses of approx-imately $208,500 representing Van Kampen American Capital Distributors, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting services to the Fund. These services are provided by VKAC at cost.
  ACCESS Investor Services, Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended November 30, 1996, the Fund recognized expenses of approximately $728,600, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.
  Additionally, for the year ended November 30, 1996, the Fund reimbursed VKAC approximately $76,500 related to the direct cost of consolidating the VKAC open-end fund complex. Payment was contingent upon the realization by the Fund of cost efficiencies in shareholder services resulting from the consolidation.
  Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.
  The Fund has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC.

3. CAPITAL TRANSACTIONS
The Fund has outstanding three classes of shares of beneficial interest, Clas-ses A, B and C each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

                               November 30, 1996

--------------------------------------------------------------------------------

  Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales ar-rangements, including higher distribution and service fees and incremental transfer agency costs.

                                                             CONTINGENT DEFERRED
                                                                SALES CHARGE
YEAR OF REDEMPTION                                             CLASS B   CLASS C
--------------------------------------------------------------------------------
First.......................................................     4.00%     1.00%
Second......................................................     4.00%      None
Third.......................................................     3.00%      None
Fourth......................................................     2.50%      None
Fifth.......................................................     1.50%      None
Sixth and Thereafter........................................      None      None

  For the year ended November 30, 1996, VKAC, as distributor for the Fund, re-ceived net commissions on sales of the Fund's Class A shares of approximately $588,200 and CDSC on the redeemed shares of Classes B and C of approximately $558,400. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of invest-ments, excluding short-term investments and reorganization and restructuring costs, were $420,555,572 and $198,036,929, respectively.

5. DISTRIBUTION AND SERVICE PLANS
The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.
  Annual fees under the Plans of up to .25% for Class A net assets and 1.00% each for Class B and Class C net assets are accrued daily. Included in these fees for the year ended November 30, 1996, are payments to VKAC of approxi-mately $2,430,000.

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements

       Included in the Prospectus:

            Financial Highlights

       Included in the Statement of Additional Information:

            Report of Independent Accountants
            Financial Statements
            Notes to Financial Statements

     (b) Exhibits


            1.1            --   First Amended and Restated Agreement and Declaration of
                                Trust incorporated herein by reference to Form N-1A of
                                Registrant's Post-Effective Amendment No. 17, filed on March
                                29, 1996.
            1.2            --   Certificate of Amendment incorporated herein by reference to
                                Form N-1A of Registrant's Post-Effective Amendment No. 17,
                                filed on March 29, 1996.
            1.3            --   Amended and Restated Certificate of Designation.
            2              --   Amended and Restated Bylaws incorporated herein by reference to Form N-1A of Registrant's Post-Effective Amendment No.
                                17, filed on March 29, 1996.
            3              --   Inapplicable.
            4.1            --   Specimen Class A Share Certificate incorporated herein by
                                reference to Form N-1A of Registrant's Post-Effective
                                Amendment No. 17, filed on March 29, 1996.
            4.2            --   Specimen Class B Share Certificate incorporated herein by
                                reference to Form N-1A of Registrant's Post-Effective
                                Amendment No. 17, filed on March 29, 1996.
            4.3            --   Specimen Class C Share Certificate incorporated herein by
                                reference to Form N-1A of Registrant's Post-Effective
                                Amendment No. 17, filed on March 29, 1996.
            5.1            --   Investment Advisory Agreement.
            5.2            --   Subadvisory Agreement.
            6.1            --   Distribution and Service Agreement.
            6.2            --   Form of Dealer Agreement.
            6.3            --   Form of Broker Fully Disclosed Selling Agreement.
            6.4            --   Form of Bank Fully Disclosed Selling Agreement.
            7              --   Inapplicable.
            8.1            --   Custodian Contract.
            8.2            --   Transfer Agency and Service Agreement incorporated herein by reference to Form N-1A of Registrant's Post-Effective
                                Amendment No. 17, filed on March 29, 1996.
            9              --   Data Access Services Agreement.
           10              --   Opinion of Counsel.
           11              --   Consent of Independent Accountants.
           12              --   Inapplicable.
           13              --   Investment Letter incorporated herein by reference (Exhibit
                                13 to Form N-1A of Registrant, Registration No. 2-96030,
                                Pre-Effective Amendment No. 4, filed on December 6, 1985).
           14              --   Inapplicable.
           15.1            --   Plan of Distribution Pursuant to Rule 12b-1.
           15.2            --   Service Plan.
           15.3            --   Form of Shareholder Assistance Agreement.
           15.4            --   Form of Administrative Services Agreement.
           16              --   Computation of Performance Information.

           17.1            --   List of Certain Investment Companies in
                                Response to Item
                                29(a).
           17.2            --   List of Officers and Directors of Van Kampen
                                American
                                Capital Distributors, Inc. in Response to
                                Item 29(b).
           18              --   Amended Multi-class Plan.
           19              --   Power of Attorney.
           27              --   Financial Data Schedules.



ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     None.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.


                              AS OF MARCH 14 1997



                    TITLE OF CLASS                       NUMBER OF RECORD HOLDERS
                    --------------                       ------------------------
Shares of Beneficial Interest, $0.01 par value
  Class A shares                                                  17,257
  Class B shares                                                  10,000
  Class C shares                                                   1,391


ITEM 27. INDEMNIFICATION.

     Reference is made to Article 8, Section 8.4 of the Registrant's Agreement and Declaration of Trust.


     Article 8; Section 8.4 of the Agreement and Declaration of Trust provides that each officer and trustee of the Registrant shall be indemnified by the Registrant against all liabilities incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which the officer or trustee may be or may have been involved by reason of being or having been an officer or trustee, except that such indemnity shall not protect any such person against a liability to the Registrant or any shareholder thereof to which such person would otherwise be subject by reason of (i) not acting in good faith in the reasonable belief that such person's actions were not in the best interests of the Trust, (ii) willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, (iii) for a criminal proceeding, not having a reasonable cause to believe that such conduct was unlawful (collectively, "Disabling Conduct"). Absent a court determination that an officer or trustee seeking indemnification was not liable on the merits or guilty of Disabling Conduct in the conduct of his or her office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent trustees, after review of the facts, that such officer or trustee is not guilty of Disabling Conduct in the conduct of his or her office.


     The Registrant has purchased insurance on behalf of its officers and trustees protecting such persons from liability arising from their activities as officers or trustees of the Registrant. The insurance does not protect or purport to protect such persons from liability to the Registrant or to its shareholders to which such officers or trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

     Conditional advancing of indemnification monies may be made if the trustee or officer undertakes to repay the advance unless it is ultimately determined that he or she is entitled to the indemnification and only if the following conditions are met: (1) the trustee or officer provides a security for the undertaking; (2) the Registrant is insured against losses arising from lawful advances; or (3) a majority of a quorum of the Registrant's disinterested, non-party trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that a recipient of the advance ultimately will be found entitled to indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     See "Investment Advisory Services" in the Prospectus and "Trustees and Officers" in the Statement of Additional Information for information regarding the business of the Adviser. For information as to the business, profession, vocation and employment of a substantial nature of directors and officers of the Adviser, reference is made to the Adviser's current Form ADV (File No. 801-1669) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.

ITEM 29. PRINCIPAL UNDERWRITERS.

     (a) The sole principal underwriter is Van Kampen American Capital Distributors, Inc., which acts as principal underwriter for certain investment companies and unit investment trusts set forth in Exhibit 17.1 incorporated by reference herein.

     (b) Van Kampen American Capital Distributors, Inc. is an affiliated person of an affiliated person of Registrant and is the only principal underwriter for Registrant. The name, principal business address and positions and offices with Van Kampen American Capital Distributors, Inc. of each of the directors and officers thereof are set forth in Exhibit 17.2. Except as disclosed under the heading, "Trustees and Officers" in Part B of this Registration Statement, none of such persons has any position or office with Registrant.

     (c) Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.

     All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder to be maintained (i) by Registrant will be maintained at its offices, located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181, ACCESS Investor Services, Inc., 7501 Tiffany Springs Parkway, Kansas City, Missouri 64153, or at the State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA; (ii) by the Adviser, will be maintained at its offices, located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181; and (iii) by the Distributor, the principal underwriter, will be maintained at its offices located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

ITEM 31. MANAGEMENT SERVICES.

     There are no management related services contracts not discussed in Part A.

ITEM 32. UNDERTAKINGS.

     Registrant hereby undertakes to furnish to each person to whom a Prospectus is delivered a copy of the Registrants's latest annual report to shareholders, upon request and without charge.


     Registrant hereby undertakes, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, to call a meeting for the purpose of voting upon the question of removal of a trustee or trustees and to assist in communication with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Van Kampen American Capital Tax-Exempt Trust, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Oakbrook Terrace, and the State of Illinois, on the 28th day of March, 1997.


                                          VAN KAMPEN AMERICAN CAPITAL
                                            TAX-EXEMPT TRUST

                                          By:     /s/  RONALD A. NYBERG

                                            ------------------------------------
                                            Ronald A. Nyberg, Vice President and
                                                          Secretary


     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed on March 28, 1997 by the following persons in the capacities indicated:



                     SIGNATURES                                      TITLE
                     ----------                                      -----
Principal Executive Officer:
                /s/  DENNIS J. McDONNELL*              President and Trustee
-----------------------------------------------------
                (Dennis J. McDonnell)
Principal Financial Officer:
                 /s/  EDWARD C. WOOD III*              Vice President and Chief Financial
-----------------------------------------------------    Officer
                (Edward C. Wood III)
Trustees:
                  /s/  J. MILES BRANAGAN*              Trustee
-----------------------------------------------------
                 (J. Miles Branagan)
                     /s/  LINDA H. HEAGY*              Trustee
-----------------------------------------------------
                (Linda Hutton Heagy)
                   /s/  R. CRAIG KENNEDY*              Trustee
-----------------------------------------------------
                 (R. Craig Kennedy)
                     /s/  JACK E. NELSON*              Trustee
-----------------------------------------------------
                  (Jack E. Nelson)
                 /s/  JEROME L. ROBINSON*              Trustee
-----------------------------------------------------
                (Jerome L. Robinson)
                    /s/  FERNANDO SISTO*               Trustee
-----------------------------------------------------
                  (Fernando Sisto)
                   /s/  WAYNE W. WHALEN*               Trustee
-----------------------------------------------------
                  (Wayne W. Whalen)
------------
* Signed pursuant to a power of attorney filed herewith.
       /s/  RONALD A. NYBERG
-----------------------------------------------------
                  Ronald A. Nyberg
                  Attorney-in-Fact

                  VAN KAMPEN AMERICAN CAPITAL TAX-EXEMPT TRUST


               INDEX TO EXHIBITS TO AMENDMENT NO. 18 TO FORM N-1A

             AS SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION

                               ON MARCH 28, 1997



  EXHIBIT
    NO.                         DESCRIPTION OF EXHIBIT
  -------                       ----------------------
    1.3      -- Amended and Restated Certificate of Designation.
    5.1      -- Investment Advisory Agreement.
    5.2      -- Subadvisory Agreement.
    6.1      -- Distribution and Service Agreement.
    6.2      -- Form of Dealer Agreement.
    6.3      -- Form of Broker Fully Disclosed Selling Agreement.
    6.4      -- Form of Bank Fully Disclosed Selling Agreement.
    8.1      -- Custodian Contract.
    9        -- Data Access Services Agreement.
   10        -- Opinion of Counsel.
   11        -- Consent of Independent Accountants.
   15.1      -- Plan of Distribution Pursuant to Rule 12b-1.
   15.2      -- Service Plan.
   15.3      -- Form of Shareholder Assistance Agreement.
   15.4      -- Form of Administrative Services Agreement.
   16        -- Computation of Performance Information.
   17.1      -- List of Certain Investment Companies in Response to Item
                29(a).
   17.2      -- List of Officers and Directors of Van Kampen American
                Capital Distributors, Inc. in Response to Item 29(b).
   18        -- Amended Multi-class Plan.
   19        -- Power of Attorney.
   27        -- Financial Data Schedules.